FREE WRITING PROSPECTUS
FILED PURSUANT TO RULE 433
REGISTRATION FILE NO.: 333-184376-05

June 24, 2013

FREE WRITING PROSPECTUS

STRUCTURAL AND COLLATERAL TERM SHEET
$1,293,734,970
(Approximate Total Mortgage Pool Balance)

$905,614,000
(Approximate Offered Certificates)

COMM 2013-CCRE9

Deutsche Mortgage & Asset Receiving Corporation
Depositor

Cantor Commercial Real Estate Lending, L.P.
German American Capital Corporation
UBS Real Estate Securities Inc.
KeyBank National Association
Sponsors and Mortgage Loan Sellers

Deutsche Bank Securities	UBS Investment Bank	Cantor Fitzgerald & Co.

Joint Bookrunning Managers and Co-Lead Managers

KeyBanc Capital Markets	Drexel Hamilton	CastleOak Securities, L.P.

Co-Managers

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE9 Mortgage Trust

Capitalized terms used but not defined herein have the meanings assigned to them in the other Free Writing Prospectus expected to be dated June 24, 2013, relating to the offered certificates (hereinafter referred to as the “Free Writing Prospectus”).

KEY FEATURES OF SECURITIZATION

Key Features:		Pooled Collateral Facts(1)(2):
Joint Bookrunner & Co-Lead	Deutsche Bank Securities Inc.	Initial Outstanding Pool Balance:	$1,293,734,970
Managers:	UBS Securities LLC	Number of Mortgage Loans:	80
	Cantor Fitzgerald & Co.	Number of Mortgaged Properties:	137
Co-Managers:	KeyBanc Capital Markets, Inc.	Average Mortgage Loan Cut-off Date Balance:	$16,171,687
	CastleOak Securities, L.P.	Average Mortgaged Property Cut-off Date Balance:	$9,443,321
	Drexel Hamilton, LLC	Weighted Avg Mortgage Loan U/W NCF DSCR:	1.97x
Mortgage Loan Sellers:	Cantor Commercial Real Estate Lending, L.P.	Range of Mortgage Loan U/W NCF DSCR:	1.21x – 4.52x
	(“CCRE”) (38.3%), German American Capital	Weighted Avg Mortgage Loan Cut-off Date LTV:	62.9%
	Corporation* (“GACC”) (26.9%), UBS Real Estate	Range of Mortgage Loan Cut-off Date LTV:	25.0% – 75.0%
	Securities Inc. (“UBSRES”) (25.4%), KeyBank	Weighted Avg Mortgage Loan Maturity Date or ARD LTV:	52.8%
	National Association (“KeyBank”) (9.4%)	Range of Mortgage Loan Maturity Date or ARD LTV:	25.0% – 67.3%
	*An indirect wholly owned subsidiary of Deutsche Bank AG.	Weighted Avg U/W NOI Debt Yield:	11.5%
Master Servicer:	KeyCorp Real Estate Capital Markets, Inc.	Range of U/W NOI Debt Yield:	7.9% – 21.4%
Operating Advisor:	Park Bridge Lender Services LLC	Weighted Avg Mortgage Loan
Special Servicer:	Midland Loan Services	Original Term to Maturity (months)(3):	116
Certificate Administrator:	Deutsche Bank Trust Company Americas	Weighted Avg Mortgage Loan
Trustee:	U.S. Bank, National Association	Remaining Term to Maturity (months)(3):	115
Rating Agencies:	Fitch Ratings, Inc., Kroll Bond Rating Agency, Inc.,	Weighted Avg Mortgage Loan Seasoning (months):	1
	Standard & Poor’s Rating Services	% Mortgage Loans with Amortization for Full Term(4):	44.2%
Determination Date:	The 6th day of each month, or if such 6th day is not a	% Mortgage Loans with Partial Interest Only:	37.4%
	business day, the following business day,	% Mortgage Loans with Full Interest Only(5):	18.3%
	commencing in August 2013.	% Mortgage Loans with Upfront or Ongoing Tax Reserves:	73.8%
Distribution Date:	4th business day following the Determination Date in	% Mortgage Loans with Upfront or
	each month, commencing August 2013.	Ongoing Replacement Reserves(6):	76.4%
Cut-off Date:	Payment Date in July 2013 (or related origination	% Mortgage Loans with Upfront or Ongoing Insurance Reserves:	47.3%
	date, if later). Unless otherwise noted, all Mortgage	% Mortgage Loans with Upfront or Ongoing TI/LC Reserves(7):	72.5%
	Loan statistics are based on balances as of the	% Mortgage Loans with Upfront Engineering Reserves:	42.5%
	Cut-off Date.	% Mortgage Loans with Upfront or Ongoing Other Reserves:	47.2%
Settlement Date:	On or about July 10, 2013
Settlement Terms:	DTC, Euroclear and Clearstream, same day funds,	(1)	With respect to the Paramount Building loan, LTV, DSCR and Debt Yield calculations
	with accrued interest.	include the related pari passu companion loan.
ERISA Eligible:	All of the Offered Certificates are expected to be	(2)	With respect to the Misty Springs loan, Cut-off Date LTV and Debt Yield have been
	ERISA eligible.	calculated based on the mortgage loan balance net of a $200,000 earnout reserve.
SMMEA Eligible:	None of the Offered Certificates will be SMMEA	(3)	For the ARD loans, the original term to maturity and remaining term to maturity are
	eligible.	through the anticipated repayment date.
Day Count:	30/360	(4)	Amortizing through the maturity date, or in the case of the ARD loans, through the
Tax Treatment:	REMIC	anticipated repayment date.
Rated Final Distribution Date:	July 2045	(5)	Interest only through the maturity date, or in the case of the ARD loan, through the
Minimum Denominations:	$10,000 (or $100,000 with respect to Class X-A) and	anticipated repayment date.
	in each case in multiples of $1 thereafter.	(6)	Includes FF&E Reserves.
Clean-up Call:	1%	(7)	Represents the percent of the allocated Initial Outstanding Pool Balance of retail, office, industrial and mixed use properties only.

Distribution of Collateral by Property Type

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE9 Mortgage Trust

SUMMARY OF THE CERTIFICATES

OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/KBRA/S&P)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(4)	Principal Window (months)(4)	Certificate Principal to Value Ratio(5)	Underwritten NOI Debt Yield(6)
Class A-1	AAA(sf) / AAA(sf) / AAA(sf)	$79,416,000	30.000%(3)	2.76	1 - 58	44.0%	16.4%
Class A-2	AAA(sf) / AAA(sf) / AAA(sf)	$78,042,000	30.000%(3)	4.96	58 - 60	44.0%	16.4%
Class A-SB	AAA(sf) / AAA(sf) / AAA(sf)	$112,190,000	30.000%(3)	7.48	60 - 117	44.0%	16.4%
Class A-3	AAA(sf) / AAA(sf) / AAA(sf)	$635,966,000	30.000%(3)	9.87	117 - 119	44.0%	16.4%
Class X-A(7)	AAA(sf) / AAA(sf) / AAA(sf)	$1,033,370,000(8)	N/A	N/A	N/A	N/A	N/A

NON-OFFERED CERTIFICATES

Class(1)	Ratings (Fitch/KBRA/S&P)	Initial Certificate Balance or Notional Amount(2)	Initial Subordination Levels	Weighted Average Life (years)(4)	Principal Window (months)(4)	Certificate Principal to Value Ratio(5)	Underwritten NOI Debt Yield(6)
Class X-B(7)	NR / AAA(sf) / NR	$260,364,970(8)	N/A	N/A	N/A	N/A	N/A
Class A-M	AAA(sf) / AAA(sf) / AAA(sf)	$127,756,000	20.125%	9.95	119 - 120	50.2%	14.4%
Class B	AA-(sf) / AA-(sf) / AA-(sf)	$80,859,000	13.875%	10.00	120 - 120	54.2%	13.4%
Class C	A-(sf) / A-(sf) / A-(sf)	$45,280,000	10.375%	10.00	120 - 120	56.4%	12.8%
Class D	BBB-(sf) / BBB-(sf) / BBB-(sf)	$50,133,000	6.500%	10.00	120 - 120	58.8%	12.3%
Class E	BB(sf) / BB(sf) / BB(sf)	$27,492,000	4.375%	10.00	120 - 120	60.1%	12.0%
Class F	B(sf) / B(sf) / BB-(sf)	$12,937,000	3.375%	10.00	120 - 120	60.8%	11.9%
Class G	NR / NR / NR	$43,663,970	0.000%	10.00	120 - 120	62.9%	11.5%
(1)
The pass–through rates applicable to the Class A-1, Class A-2, Class A-SB, Class A-3, Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates will equal one of the following per annum rates: (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii) the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.

(2)	Approximate; subject to a permitted variance of plus or minus 5%.
(3)	The initial subordination levels for the Class A-1, Class A-2, Class A-SB and Class A-3 Certificates are represented in the aggregate.
(4)
The weighted average life and principal window during which distributions of principal would be received as set forth in the table with respect to each class of certificates with a Certificate Balance is based on (i) modeling assumptions and prepayment assumptions described in the Free Writing Prospectus, (ii) assumptions that there are no prepayments or losses on the mortgage loans and (iii) assumptions that there are no extensions of maturity dates and that the mortgage loan with an anticipated repayment date is repaid on its anticipated repayment date.

(5)
“Certificate Principal to Value Ratio” for any class with a Certificate Balance is calculated as the product of (a) the weighted average mortgage loan Cut–off Date LTV of the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class, and the denominator of which is the total initial Certificate Balance of all Certificates. The Certificate Principal to Value Ratios of the Class A-1, Class A-2, Class A-SB and Class A-3 Certificates are calculated in the aggregate for those classes as if they were a single class.

(6)
“Underwritten NOI Debt Yield” for any class with a Certificate Balance is calculated as the product of (a) the weighted average U/W NOI Debt Yield for the mortgage pool, multiplied by (b) a fraction, the numerator of which is the total initial Certificate Balance and the denominator of which is the total initial Certificate Balance of the related class of Certificates and all other classes, if any, that are senior to such class. The Underwritten NOI Debt Yields of the Class A-1, Class A-2, Class A-SB and Class A-3 Certificates are calculated in the aggregate for those classes as if they were a single class.

(7)
The pass–through rate applicable to the Class X-A and Class X-B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary to accrue on the basis of a 360 day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X-A Certificates, the weighted average of the pass–through rates of the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-M Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus, (B) with respect to the Class X-B Certificates, the weighted average of the pass–through rates of the Class B, Class C, Class D, Class E, Class F and Class G Certificates (based on their Certificate Balances), as further described in the Free Writing Prospectus.

(8)
The Class X-A and Class X-B Certificates (the “Class X Certificates”) will not have a Certificate Balance.  The Class X-A and Class X-B Certificates will not be entitled to distributions of principal.  The interest accrual amounts on the Class X–A Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class A-1, Class A-2, Class A-SB, Class A-3 and Class A-M Certificates. The interest accrual amounts on the Class X-B Certificates will be calculated by reference to a notional amount equal to the sum of the total Certificate Balances of each of the Class B, Class C, Class D, Class E, Class F and Class G Certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE9 Mortgage Trust

SUMMARY OF THE CERTIFICATES

Short–Term Certificate Principal Paydown Summary(1)

Class	Mortgage Loan Seller	Mortgage Loan	Property Type	Cut–off Date Balance	Remaining Term to Maturity (Mos.)	Cut-off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
A-1 / A-2	UBSRES	Villas of Gilbert Apartments	Multifamily	$2,418,643	58	64.2%	1.78x	11.1%
A-2	GACC	Simply Self Storage Portfolio	Self Storage	$27,000,000	60	60.5%	2.57x	10.4%
A-2	KeyBank	Colony Hills – Sandpiper and Cabana Apartments	Multifamily	$25,800,000	59	72.4%	1.50x	9.5%
A-2	CCRE	Westmont Extended Stay Portfolio	Hospitality	$12,500,000	60	65.4%	1.72x	13.9%
A-2	CCRE	Warner Center Corporate Park I	Office	$9,166,084	59	53.3%	2.00x	12.7%
A-2	CCRE	1756-1760 2nd Avenue	Retail	$1,997,323	59	57.1%	1.34x	8.3%
A-SB	KeyBank	Austin Industrial	Industrial	$4,394,089	83	68.7%	1.35x	9.9%

(1)
This table identifies loans with balloon payments due during the principal paydown window assuming 0% CPR and no losses on the indicated loans. See “Yield and Maturity Considerations– Yield Considerations” in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE9 Mortgage Trust

TRANSACTION HIGHLIGHTS

■	$1,293,734,970 (Approximate) New–Issue Multi–Borrower CMBS:

–
Overview: The mortgage pool consists of 80 fixed–rate commercial, multifamily and manufactured housing community loans that have an aggregate Cut–off Date Balance of $1,293,734,970 (the “Initial Outstanding Pool Balance”), have an average Cut–off Date Balance of $16,171,687 per Mortgage Loan and are secured by 137 Mortgaged Properties located throughout 27 states, the District of Columbia and Puerto Rico.

–	LTV: 62.9% weighted average Cut–off Date LTV and 52.8% weighted average Maturity Date or ARD LTV.

–	DSCR: 2.13x weighted average Debt Service Coverage Ratio, based on Underwritten NOI. 1.97x weighted average Debt Service Coverage Ratio, based on Underwritten NCF.

–	Debt Yield: 11.5% weighted average debt yield, based on Underwritten NOI. 10.6% weighted average debt yield, based on Underwritten NCF.

–	Credit Support: 30.000% credit support for the Class A–1, Class A–2, Class A–SB and Class A–3 Certificates in the aggregate, which are each rated AAA(sf) / AAA(sf) / AAA(sf) by Fitch/KBRA/S&P.

■	Loan Structural Features:

–	Amortization: 81.7% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization:

■	44.2% of the Mortgage Loans by Cut–off Date Balance have amortization for the entire term with a balloon payment due at Maturity or ARD.
■	37.4% of the Mortgage Loans by Cut–off Date Balance have scheduled amortization following a partial interest–only period with a balloon payment due at Maturity or ARD.
■	18.3% of the Mortgage Loans by Cut–off Date Balance are interest-only for the entire term.

–	Hard Lockboxes: 62.8% of the Mortgage Loans by Cut–off Date Balance have Hard Lockboxes in place.

■
Cash Traps: 78.8% of the Mortgage Loans by Cut–off Date Balance have cash traps triggered by certain declines in net cash flow, all at levels greater than or equal to 1.05x coverage, that fund an excess cash flow reserve.

–	Reserves: The Mortgage Loans require amounts to be escrowed for reserves upfront or on an ongoing basis as follows:

■	Real Estate Taxes: 68 Mortgage Loans representing 73.8% of the total Cut–off Date Balance.
■	Insurance Reserves: 56 Mortgage Loans representing 47.3% of the total Cut–off Date Balance.
■	Replacement Reserves (Including FF&E Reserves): 69 Mortgage Loans representing 76.4% of the total Cut–off Date Balance.
■	Tenant Improvement / Leasing Commissions: 34 Mortgage Loans representing 72.5% of the total allocated Cut–off Date Balance of office, retail, mixed use and industrial properties only.

–	Defeasance: 79.6% of the Mortgage Loans by Cut–off Date Balance permit defeasance only after a lockout period and prior to an open period.

–	Yield Maintenance: 11.4% of the Mortgage Loans by Cut–off Date Balance permit prepayment only with a Yield Maintenance Charge in most cases following a lockout period and prior to an open period.

–
Defeasance or Yield Maintenance: 9.0% of the Mortgage Loans by Cut-off Date Balance permit either defeasance or prepayment only with a Yield Maintenance Charge, in either case following a lockout period (in most cases where the yield maintenance option is exercised)and prior to an open period.

■	Multiple–Asset Types > 5.0% of the Total Pool:

–
Retail: 36.6% of the Mortgaged Properties by allocated Cut–off Date Balance are retail properties (34.5% of the Mortgaged Properties are anchored retail properties, including single tenant and shadow anchored properties).

–	Multifamily: 13.3% of the Mortgaged Properties by allocated Cut–off Date Balance are multifamily properties.

–	Industrial: 12.7% of the Mortgaged Properties by allocated Cut-off Date Balance are industrial properties.

–	Hospitality: 10.4% of the Mortgaged Properties by allocated Cut–off Date Balance are hospitality properties.

–	Manufactured Housing Community: 9.6% of the Mortgaged Properties by allocated Cut–off Date Balance are manufactured housing communities.

–	Office: 6.4% of the Mortgaged Properties by allocated Cut–off Date Balance are office properties.

–	Mixed Use: 6.3% of the Mortgaged Properties by allocated Cut-off Date Balance are mixed use properties.

■
Geographic Diversity: The 137 Mortgaged Properties are located throughout 27 states, the District of Columbia and Puerto Rico, with only two states having greater than 10.0% by allocated Cut–off Date Balance: California (17.4%) and New York (14.5%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE9 Mortgage Trust

STRUCTURE OVERVIEW

Principal Payments:
Payments in respect of principal of the Certificates will be distributed, first, to the Class A–SB Certificates, until the Certificate Balance of such Class is reduced to the planned principal balance for the related Distribution Date set forth on Annex A–3 to the Free Writing Prospectus, second, to the Class A–1 Certificates, third, to the Class A–2 Certificates, fourth, to the Class A–3 Certificates and fifth, to the Class A–SB Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero, and then, to the Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, until the Certificate Balance of each such Class is reduced to zero.  Notwithstanding the foregoing, if the total Certificate Balance of the Class A–M through Class G Certificates has been reduced to zero as a result of loss allocation, payments in respect of principal of the Certificates will be distributed, first, to the Class A–1, Class A–2, Class A–SB and Class A–3 Certificates, on a pro rata basis, based on their respective Certificate Balances, then, to the extent of any recoveries on realized losses, to the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, in each case until the Certificate Balance of each such Class is reduced to zero (or previously allocated realized losses have been fully reimbursed).

The Class X–A and Class X–B Certificates will not be entitled to receive distributions of principal; however, (i) the notional amount of the Class X–A Certificates will be reduced by the aggregate amount of principal distributions and realized losses allocated to the Class A–1, Class A–2, Class A–SB, Class A-3 and Class A–M Certificates; and (ii) the notional amount of the Class X–B Certificates will be reduced by the principal distributions and realized losses allocated to the Class B, Class C, Class D, Class E, Class F and Class G Certificates.

Interest Payments:
On each Distribution Date, interest accrued for each Class of the Certificates at the applicable pass–through rate will be distributed in the following order of priority, to the extent of available funds: first, to the Class A–1, Class A–2, Class A–SB, Class A–3, Class X–A and Class X–B Certificates, on a pro rata basis, based on the accrued and unpaid interest on each such Class, then, to the Class A-M, Class B, Class C, Class D, Class E, Class F and Class G Certificates, in that order, in each case until the interest payable to each such Class is paid in full.

The pass–through rates applicable to the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–M, Class B, Class C, Class D, Class E, Class F and Class G Certificates for each Distribution Date will equal one of the following per annum rates: (i) a fixed rate, (ii) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, (iii)  the lesser of a specified pass–through rate and the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, or (iv) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months) as of their respective due dates in the month preceding the month in which such distribution date occurs, less a specified rate.

The pass–through rates applicable to the Class X–A and Class X–B Certificates for each Distribution Date will generally be equal to the excess of (i) the weighted average of the net mortgage rates on the mortgage loans (in each case, adjusted, if necessary, to accrue on the basis of a 360–day year consisting of twelve 30–day months), over (ii)(A) with respect to the Class X–A Certificates, the weighted average of the pass–through rates of the Class A–1, Class A–2, Class A–SB, Class A–3 and Class A–M Certificates, as further described in the Free Writing Prospectus, (B) with respect to the Class X–B Certificates, the weighted average of the pass–through rates of the Class B, Class C, Class D, Class E, Class F and Class G Certificates, as further described in the Free Writing Prospectus.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE9 Mortgage Trust

STRUCTURE OVERVIEW

Prepayment Interest Shortfalls:
Net prepayment interest shortfalls will be allocated pro rata based on interest entitlements, in reduction of the interest otherwise payable with respect to each interest–bearing class of certificates.

Loss Allocation:
Losses will be allocated to each Class of Certificates in reverse alphabetical order starting with Class G through and including the Class A-M Certificates, and then to Class A–1, Class A–2, Class A–SB and Class A–3 Certificates, pro rata, based on their respective Certificate Balances. The notional amount of any Class of Class X Certificates will be reduced by the aggregate amount of realized losses allocated to Certificates that are components of the notional amount of such Class of Class X Certificates.

Prepayment Premiums:
A percentage of all prepayment premiums (either fixed prepayment premiums or yield maintenance amounts) collected will be allocated to each of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–M, Class B, Class C and Class D Certificates (the “YM P&I Certificates”) then entitled to principal distributions, which percentage will be equal to the product of (a) a fraction, not greater than one, the numerator of which is the amount of principal distributed to such Class on such Distribution Date and the denominator of which is the total amount of principal distributed to the holders of the Class A–1, Class A–2, Class A–SB, Class A–3, Class A–M, Class B, Class C and Class D Certificates on such Distribution Date, and (b) a fraction (expressed as a percentage which can be no greater than 100% nor less than 0%), the numerator of which is the excess of the pass–through rate of such Class currently receiving principal over the relevant Discount Rate, and the denominator of which is the excess of the Mortgage Rate of the related Mortgage Loan over the relevant Discount Rate.

Prepayment Premium Allocation Percentage for all YM P&I Certificates =

(Pass–Through Rate – Discount Rate)		The percentage of the principal distribution amount to such Class as described in (a) above
(Mortgage Rate – Discount Rate)	X

The remaining percentage of the prepayment premiums will be allocated to the Class X Certificates in the manner described in the Free Writing Prospectus. In general, this formula provides for an increase in the percentage of prepayment premiums allocated to the YM P&I Certificates then entitled to principal distributions relative to the Class X Certificates as Discount Rates decrease and a decrease in the percentage allocated to such Classes as Discount Rates rise.

Sale of Defaulted Loans:
Defaulted loans will be sold in a process similar to the sale process for REO property, as described under “The Pooling and Servicing Agreement—Sale of Defaulted Mortgage Loans and Serviced REO Properties” in the Free Writing Prospectus.  There will be no “fair market value purchase option” and the Controlling Class Representative will have no right of first refusal with respect to the sale of defaulted loans.

Loan Combinations/Split Loan Structures:
The Mortgaged Property identified on Annex A–1 to the Free Writing Prospectus as The Paramount Building secures a Mortgage Loan (the “Paramount Building Loan”) with an outstanding principal balance as of the Cut–off Date of $75,000,000, evidenced by Note A-2, representing approximately 5.8% of the Initial Outstanding Pool Balance, and secures on a pari passu basis a companion loan that has an outstanding principal balance as of the Cut-off Date of $55,000,000, evidenced by Note A-1, that is not part of the mortgage pool and is currently held in the COMM 2013-CCRE8 Mortgage Trust. The Paramount Building Mortgage Loan and related companion loan are pari passu in right of payment and are collectively referred to herein as the “Paramount Building Loan Combination.”

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE9 Mortgage Trust

STRUCTURE OVERVIEW

The Paramount Building Loan Combination will be serviced pursuant to the COMM 2013-CCRE9 pooling and servicing agreement and the related intercreditor agreement.  The Paramount Building companion loan is included in the COMM 2013-CCRE8 securitization.  For additional information regarding the Paramount Building Loan Combination, see “Description of the Mortgage Pool—Loan Combinations—The Paramount Building Loan Combination” in the Free Writing Prospectus.

Control Rights:
Certain Classes of Certificates (the “Control Eligible Certificates”) will have certain control rights over servicing matters with respect to each Mortgage Loan. The majority owner or appointed representative of the Class of Control Eligible Certificates that is the Controlling Class (such owner or representative, the “Directing Holder”), will be entitled to direct the Special Servicer to take, or refrain from taking certain actions with respect to a Mortgage Loan. Furthermore, the Directing Holder will also have the right to receive notice and consent to certain material actions that the Master Servicer and the Special Servicer proposes to take with respect to such Mortgage Loan.

Prior to the occurrence and continuance of a consultation termination event under the COMM 2013-CCRE8 Mortgage Trust pooling and servicing agreement, the directing holder of the COMM 2013-CCRE8 Mortgage Trust will have consultation rights (but not control rights) with respect to certain material actions to be taken by the master servicer and the special servicer, under the pooling and servicing agreement for this transaction in respect of the Paramount Building Loan Combination. See also “Description of the Mortgage Pool—Loan Combinations” in the Free Writing Prospectus.

Control Eligible Certificates:	Class E, Class F and Class G Certificates.

Controlling Class:
The Controlling Class will be the most subordinate Class of Control Eligible Certificates then outstanding that has an aggregate Certificate Balance, as notionally reduced by any Appraisal Reduction Amounts allocable to such Class, equal to no less than 25% of the initial Certificate Balance of such Class.

The Controlling Class as of the Settlement Date will be the Class G Certificates.

Appraised–Out Class:	Any Class of Control Eligible Certificates that has been determined, as a result of Appraisal Reductions Amounts allocable to such Class, to no longer be the Controlling Class.

Remedies Available to Holders of an Appraised–Out Class:
Holders of the majority of any Class of Control Eligible Certificates that is determined at any time of determination to no longer be the Controlling Class as a result of an allocation of an Appraisal Reduction Amounts in respect of such Class will have the right, at their sole expense, to require the Special Servicer to order a second appraisal for any Mortgage Loan for which an Appraisal Reduction Event has occurred. Upon receipt of the second appraisal, the Special Servicer will be required to determine, in accordance with the Servicing Standard, whether, based on its assessment of the second appraisal, a recalculation of the Appraisal Reduction Amount is warranted. If warranted, the Special Servicer will direct the Master Servicer to recalculate the Appraisal Reduction Amount based on the second appraisal, and if required by such recalculation, the Special Servicer will reinstate the Appraised–Out Class as the Controlling Class. The Holders of an Appraised–Out Class requesting a second appraisal will not be entitled to exercise any rights of the Controlling Class until such time, if any, as the Class is reinstated as the Controlling Class.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE9 Mortgage Trust

STRUCTURE OVERVIEW

Directing Holder:
It is expected that entities managed by Ellington Management Group, LLC will be the initial Directing Holder and will also own 100% of the Class E, Class F and Class G Certificates as of the Settlement Date.

Control Termination Event:
Will occur when no Class of Control Eligible Certificates has a Certificate Balance (as notionally or actually reduced by any Appraisal Reduction Amounts and Realized Losses) equal to or greater than 25% of the Certificate Balance as of the Settlement Date.

Upon the occurrence and the continuance of a Control Termination Event, the Controlling Class will no longer have any Control Rights. The Directing Holder will no longer have the right to direct certain actions of the Special Servicer and will no longer have consent rights with respect to certain material actions that the Master Servicer or Special Servicer proposes to take with respect to a Mortgage Loan.

Upon the occurrence and continuation of a Control Termination Event, the Directing Holder (i.e., the majority owner or representative of the senior most Class of Control Eligible Certificates) will retain non–binding consultation rights with respect to certain material actions that the Special Servicer proposes to take with respect to a Mortgage Loan. Such consultation rights will continue until the occurrence of a Consultation Termination Event.

Consultation Termination Event:
Will occur when, without giving regard to the application of any Appraisal Reduction Amounts (i.e., giving effect to principal reduction through Realized Losses only), there is no Class of Control Eligible Certificates that has an aggregate Certificate Balance equal to 25% or more of the initial Certificate Balance of such Class.

Upon the occurrence and continuance of a Consultation Termination Event, the Directing Holder will have no rights under the Pooling and Servicing Agreement other than those rights that all Certificateholders have.

Appointment and Replacement of Special Servicer:
The Directing Holder will appoint the initial Special Servicer as of the Settlement Date. Prior to the occurrence and continuance of a Control Termination Event, the Special Servicer may generally be replaced at any time by the Directing Holder.

Upon the occurrence and during the continuance of a Control Termination Event, the Directing Holder will no longer have the right to replace the Special Servicer and such replacement will occur based on a vote of holders of all voting eligible Classes of Certificates as described below.

Replacement of Special Servicer by Vote of Certificateholders:
If a Control Termination Event has occurred and is continuing, upon (i) the written direction of holders of Certificates evidencing not less than 25% of the voting rights of all Classes of Certificates entitled to principal (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) requesting a vote to replace the Special Servicer with a replacement Special Servicer, (ii) payment by such requesting holders to the Certificate Administrator of all reasonable fees and expenses to be incurred by the Certificate Administrator in connection with administering such vote and (iii) delivery by such holders to the Certificate Administrator of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates, the Certificate Administrator will be required to promptly provide written notice to all certificateholders of such request and conduct the solicitation of votes of all Certificates in such regard. Upon the written direction (within

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE9 Mortgage Trust

STRUCTURE OVERVIEW

180 days) of (i) Holders of at least 75% of the aggregate voting rights of all Classes of Certificates entitled to principal (taking into account Realized Losses and the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) or (ii) the Holders of more than 50% of the voting rights of each Class of Non–Reduced Certificates, the Trustee will immediately replace the Special Servicer with the replacement Special Servicer.

In addition, after the occurrence of a Consultation Termination Event, if the Operating Advisor determines that the Special Servicer is not performing its duties in accordance with the Servicing Standard, the Operating Advisor will have the right to recommend the replacement of the Special Servicer. The Operating Advisor’s recommendation to replace the Special Servicer must be confirmed by a majority of the voting rights of all Classes of Certificates (taking into account the application of Appraisal Reduction Amounts to notionally reduce the Certificate Balances of Classes to which such Appraisal Reduction Amounts are allocable) within 180 days from the time such recommendation is posted to the Certificate Administrator website and is subject to the receipt of written confirmations from each Rating Agency that the appointment of the replacement Special Servicer will not result in a downgrade of the Certificates.

Cap on Workout and Liquidation Fees:
The workout fees and liquidation fees payable to a Special Servicer will be an amount equal to the lesser of: (1) 1.0% of each collection of interest and principal following a workout or liquidation and (2) $1,000,000 per workout or liquidation. All Modification Fees actually paid to the Special Servicer in connection with a workout or liquidation or in connection with any prior workout or partial liquidation that occurred within the prior 18 months will be deducted from the total workout and/or liquidation fees payable (other than Modification Fees earned while the Mortgage Loan was not in special servicing). In addition, the total amount of workout and liquidation fees actually payable by the Trust will be capped in the aggregate at $1,000,000 for each Mortgage Loan. If a new special servicer begins servicing the Mortgage Loan, all amounts paid to the prior special servicer will be disregarded for purposes of calculating the cap.

Special Servicer Compensation:
The special servicing fee will equal 0.25% per annum of the stated principal balance of the related specially serviced loan or REO property. The Special Servicer and its affiliates will be prohibited from receiving or retaining any compensation or any other remuneration (including in the form of commissions, brokerage fees, rebates, or as a result of any other fee–sharing arrangement) from any person (including the issuing entity, any borrower, any manager, any guarantor or indemnitor in respect of a Mortgage Loan or Serviced Loan Combination, if any, and any purchaser of any Mortgage Loan, Serviced Companion Loan or REO Property) in connection with the disposition, workout or foreclosure of any Mortgage Loan or Serviced Loan Combination, the management or disposition of any REO Property, or the performance of any other special servicing duties under the Pooling and Servicing Agreement, other than as expressly permitted in the Pooling and Servicing Agreement and other than commercially reasonable treasury management fees, banking fees and insurance commissions or fees received or retained by the Special Servicer or any of its Affiliates in connection with any services performed by such party with respect to any mortgage loan. The Special Servicer will also be required to report any compensation or other remuneration the Special Servicer or its affiliates have received from any person and such information will be disclosed in the Certificateholders’ monthly distribution date statement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE9 Mortgage Trust

STRUCTURE OVERVIEW

Operating Advisor:
With respect to the Mortgage Loans and prior to the occurrence of a Control Termination Event, the Operating Advisor will have access to any final asset status report and all information available with respect to the transaction on the Certificate Administrator’s website but will not have any approval or consultation rights.  After the occurrence and during the continuance of a Control Termination Event, the Operating Advisor will have consultation rights with respect to certain major decisions and will have additional monitoring responsibilities on behalf of the entire trust.

The Operating Advisor will be subject to termination if holders of at least 15% of the aggregate voting rights of the Certificates (in connection with termination and replacement relating to the Mortgage Loans), vote to terminate and replace the Operating Advisor and such vote is approved by holders of more than 50% of the applicable voting rights that exercise their right to vote, provided that holders of at least 50% of the applicable voting rights have exercised their right to vote. The holders initiating such vote will be responsible for the fees and expenses in connection with the vote and replacement.

Liquidated Loan Waterfall:
On liquidation of any Mortgage Loan, all net liquidation proceeds will be applied so that amounts allocated as a recovery of accrued and unpaid interest will not, in the first instance, include any amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts. After the adjusted interest amount is so allocated, any remaining net liquidation proceeds will be allocated to pay principal on the Mortgage Loan until the unpaid principal amount of the Mortgage Loan has been reduced to zero. Any remaining liquidation proceeds would then be allocated as a recovery of accrued and unpaid interest corresponding to the amount by which the interest portion of P&I Advances previously made was reduced as a result of Appraisal Reduction Amounts.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE9 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date Balances(1)(2)
					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Cut–off Date Balances			Number of Mortgage Loans	Aggregate Cut–off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
$1,722,875	-	$9,999,999	47	$261,998,218	20.3%	4.4881%	115	1.65x	66.5%	53.3%
$10,000,000	-	$24,999,999	16	$223,744,949	17.3%	4.5382%	116	1.76x	66.5%	54.5%
$25,000,000	-	$39,999,999	7	$212,065,000	16.4%	4.0799%	104	2.25x	62.6%	55.5%
$40,000,000	-	$54,999,999	5	$253,146,803	19.6%	4.2401%	119	1.61x	65.7%	55.5%
$55,000,000	-	$69,999,999	3	$189,000,000	14.6%	4.4408%	120	1.61x	69.1%	54.1%
$70,000,000	-	$78,780,000	2	$153,780,000	11.9%	3.7443%	119	3.50x	39.9%	39.9%
Total/Weighted Average			80	$1,293,734,970	100.0%	4.2860%	115	1.97x	62.9%	52.8%

Distribution of Mortgage Rates(1)(2)
					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Mortgage Rates			Number of Mortgage Loans	Aggregate Cut–off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
3.1585%	-	4.2499%	20	$481,776,918	37.2%	3.8490%	111	2.39x	57.0%	49.4%
4.2500%	-	4.4999%	23	$478,523,542	37.0%	4.3855%	119	1.79x	66.8%	56.3%
4.5000%	-	4.7499%	17	$150,456,802	11.6%	4.6004%	119	1.59x	69.6%	55.2%
4.7500%	-	5.3125%	20	$182,977,709	14.1%	4.9180%	116	1.66x	62.8%	50.6%
Total/Weighted Average			80	$1,293,734,970	100.0%	4.2860%	115	1.97x	62.9%	52.8%

Property Type Distribution(1)(2)(4)
					Weighted Averages
Property Type	Number of Mortgaged Properties	Aggregate Cut–off Date Balance	% of Initial Outstanding Pool Balance	Number of Units, Rooms, Pads or NRA	Cut–off Date Balance per Unit/Room Pad/NRA	Mortgage Rate	Stated Remaining Term (Mos.)(3)	Occupancy	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
Retail	30	$473,731,509	36.6%	4,067,422	$154	4.3397%	119	93.9%	1.97x	63.1%	53.3%
Anchored(5)	24	$446,601,670	34.5%	3,921,734	$145	4.3306%	119	93.7%	1.99x	62.9%	53.2%
Unanchored	6	$27,129,839	2.1%	145,688	$302	4.4899%	115	96.8%	1.69x	65.6%	54.9%
Multifamily	19	$172,387,716	13.3%	3,745	$64,445	4.4739%	109	95.0%	1.52x	72.0%	62.5%
Industrial	29	$164,720,618	12.7%	6,208,159	$31	4.6464%	119	92.1%	1.77x	62.8%	50.0%
Hospitality	16	$134,280,536	10.4%	1,766	$133,676	4.4099%	113	79.9%	2.04x	59.6%	46.0%
Limited Service	4	$62,435,346	4.8%	474	$160,024	4.1745%	119	84.9%	2.10x	55.0%	40.1%
Extended Stay	11	$53,793,017	4.2%	1,220	$63,814	4.7372%	105	75.7%	1.97x	63.6%	51.1%
Full Service	1	$18,052,173	1.4%	72	$250,725	4.2490%	118	75.1%	2.05x	63.8%	51.3%
Manufactured Housing Community	15	$123,607,271	9.6%	3,261	$52,168	4.0910%	118	91.8%	1.40x	73.3%	62.1%
Office	6	$82,279,093	6.4%	754,665	$118	3.9955%	112	93.4%	1.71x	66.4%	54.6%
Suburban	5	$60,979,093	4.7%	513,260	$128	3.9319%	110	94.5%	1.77x	65.7%	54.0%
CBD	1	$21,300,000	1.6%	241,405	$88	4.1775%	119	90.3%	1.55x	68.7%	56.6%
Mixed Use	2	$81,890,506	6.3%	723,462	$191	3.2510%	118	72.8%	4.26x	28.7%	27.5%
Retail/Office	2	$81,890,506	6.3%	723,462	$191	3.2510%	118	72.8%	4.26x	28.7%	27.5%
Self Storage	20	$60,837,720	4.7%	11,234	$6,174	4.2687%	92	78.3%	2.07x	63.9%	57.0%
Total/Weighted Average	137	$1,293,734,970	100.0%			4.2860%	115	90.1%	1.97x	62.9%	52.8%

Geographic Distribution(1)(2)(4)
			% of Initial Outstanding Pool Balance	Weighted Averages
State/Location	Number of Mortgaged Properties	Aggregate Cut–off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
California	13	$224,706,801	17.4%	4.1784%	116	1.99x	60.6%	52.7%
Southern(6)	11	$139,036,294	10.7%	4.1045%	115	1.72x	63.9%	51.9%
Northern(6)	2	$85,670,506	6.6%	4.2984%	119	2.43x	55.2%	54.1%
New York	9	$187,795,176	14.5%	3.7872%	118	2.90x	48.0%	40.9%
Texas	14	$115,057,441	8.9%	4.3797%	116	1.68x	70.9%	59.0%
Florida	14	$98,539,047	7.6%	4.0702%	108	2.77x	53.8%	48.9%
North Carolina	6	$94,081,726	7.3%	4.5943%	118	1.54x	70.0%	56.9%
Other	81	$573,554,780	44.3%	4.4592%	115	1.65x	67.5%	55.5%
Total/Weighted Average	137	$1,293,734,970	100.0%	4.2860%	115	1.97x	62.9%	52.8%
(1)	With respect to the Paramount Building loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Pad/NRA calculations include the related pari passu companion loan.
(2)	With respect to the Misty Springs loan, Cut-off Date LTV Ratio has been calculated based on the mortgage loan balance net of a $200,000 holdback reserve.
(3)	In the case of four Mortgage Loans with anticipated repayment dates, Stated Remaining Term (Mos.) is through the related anticipated repayment date.
(4)	Reflects allocated loan amount for properties securing multi–property Mortgage Loans.
(5)	Includes anchored, single tenant and shadow anchored properties.
(6)	Northern California properties have a zip code greater than 93600. Southern California properties have a zip code less than or equal to 93600.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE9 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Distribution of Cut–off Date LTV Ratios(1)(2)
					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Cut–off Date LTV Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
25.0%	-	49.9%	5	$170,328,898	13.2%	3.6503%	118	3.72x	34.2%	29.4%
50.0%	-	54.9%	6	$167,732,084	13.0%	4.4305%	116	2.23x	53.9%	50.2%
55.0%	-	59.9%	5	$32,279,444	2.5%	4.5091%	115	1.96x	58.0%	47.8%
60.0%	-	64.9%	10	$115,170,918	8.9%	4.3197%	104	2.04x	62.6%	52.2%
65.0%	-	69.9%	22	$360,117,910	27.8%	4.4147%	117	1.62x	68.4%	54.7%
70.0%	-	75.0%	32	$448,105,716	34.6%	4.3454%	115	1.48x	73.2%	61.7%
Total/Weighted Average			80	$1,293,734,970	100.0%	4.2860%	115	1.97x	62.9%	52.8%

Distribution of LTV Ratios at Maturity or ARD(1)(2)
					% of Initial Outstanding Pool Balance	Weighted Averages
Range of LTV Ratios at Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
25.0%	-	49.9%	20	$339,832,098	26.3%	4.1416%	117	2.77x	46.6%	37.8%
50.0%	-	54.9%	15	$233,683,501	18.1%	4.3747%	119	1.96x	62.0%	52.7%
55.0%	-	59.9%	28	$340,676,301	26.3%	4.4084%	117	1.67x	69.2%	56.6%
60.0%	-	67.3%	17	$379,543,071	29.3%	4.2509%	110	1.54x	72.5%	63.0%
Total/Weighted Average			80	$1,293,734,970	100.0%	4.2860%	115	1.97x	62.9%	52.8%

Distribution of Underwritten NCF Debt Service Coverage Ratios(1)(2)
					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Underwritten NCF Debt Service Coverage Ratios			Number of Mortgage Loans	Aggregate Cut–off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
1.21x	-	1.39x	12	$261,277,352	20.2%	4.3206%	118	1.35x	71.4%	59.0%
1.40x	-	1.44x	7	$78,305,804	6.1%	4.6001%	119	1.43x	70.1%	57.2%
1.45x	-	1.54x	11	$141,317,083	10.9%	4.3799%	108	1.52x	71.5%	60.1%
1.55x	-	1.64x	17	$187,811,495	14.5%	4.5496%	119	1.58x	69.4%	55.6%
1.65x	-	1.74x	6	$68,604,538	5.3%	4.3520%	108	1.70x	71.2%	60.2%
1.75x	-	1.84x	6	$105,340,678	8.1%	4.3963%	118	1.80x	60.0%	49.7%
1.85x	-	1.99x	4	$75,678,245	5.8%	4.3635%	120	1.92x	69.2%	56.1%
2.00x	-	4.52x	17	$375,399,774	29.0%	3.9706%	113	3.00x	47.1%	42.4%
Total/Weighted Average			80	1,293,734,970	100.0%	4.2860%	115	1.97x	62.9%	52.8%

Distribution of Original Terms to Maturity or ARD(1)(2)
			% of Initial Outstanding Pool Balance	Weighted Averages
Original Terms to Maturity or ARD	Number of Mortgage Loans	Aggregate Cut–off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
60	6	$78,882,051	6.1%	4.1073%	59	1.96x	64.4%	60.8%
84	1	$4,394,089	0.3%	4.3900%	83	1.35x	68.7%	60.0%
120	73	$1,210,458,830	93.6%	4.2973%	119	1.97x	62.8%	52.3%
Total/Weighted Average	80	$1,293,734,970	100.0%	4.2860%	115	1.97x	62.9%	52.8%

Distribution of Remaining Terms to Maturity or ARD(1)(2)
					% of Initial Outstanding Pool Balance	Weighted Averages
Range of Remaining Terms to Maturity or ARD			Number of Mortgage Loans	Aggregate Cut–off Date Balance		Mortgage Rate	Stated Remaining Term (Mos.)(3)	U/W NCF DSCR	Cut–off Date LTV Ratio	LTV Ratio at Maturity or ARD
58	-	60	6	$78,882,051	6.1%	4.1073%	59	1.96x	64.4%	60.8%
83	-	83	1	$4,394,089	0.3%	4.3900%	83	1.35x	68.7%	60.0%
117	-	120	73	$1,210,458,830	93.6%	4.2973%	119	1.97x	62.8%	52.3%
Total/Weighted Average			80	$1,293,734,970	100.0%	4.2860%	115	1.97x	62.9%	52.8%
(1)	With respect to the Paramount Building loan, LTV, DSCR and Cut–off Date Balance per Unit/Room/Pad/NRA calculations include the related pari passu companion loan.
(2)	With respect to the Misty Springs loan, Cut-off Date LTV Ratio has been calculated based on the mortgage loan balance net of a $200,000 holdback reserve.
(3)	In the case of four Mortgage Loans with anticipated repayment dates, Stated Remaining Term (Mos.) is through the related anticipated repayment date.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE9 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Ten Largest Mortgage Loans
Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Cut–off Date Balance per Unit/Room/ Pad/NRA	Cut–off Date LTV Ratio	U/W NCF DSCR	U/W NOI Debt Yield
Northridge Mall	CCRE	Salinas, CA	Retail	$78,780,000	6.1%	$134	54.0%	2.52x	11.8%
The Paramount Building(1)	CCRE	New York, NY	Mixed Use	$75,000,000	5.8%	$187	25.0%	4.52x	15.4%
Valley Hills Mall	CCRE	Hickory, NC	Retail	$68,000,000	5.3%	$209	69.5%	1.56x	9.8%
Hackman Industrial Portfolio	GACC	Various, OH	Industrial	$61,000,000	4.7%	$29	69.4%	1.93x	13.1%
JANAF Shopping Yard	KeyBank	Norfolk, VA	Retail	$60,000,000	4.6%	$113	68.3%	1.33x	9.8%
RHP Portfolio VI(2)	GACC	Various, Various	Manufactured Housing Community	$54,218,547	4.2%	$42,928	73.7%	1.35x	7.9%
RHP Portfolio III(2)	GACC	Various, Various	Manufactured Housing Community	$53,967,910	4.2%	$47,010	73.7%	1.39x	8.1%
Academy Distribution Center(3)	UBSRES	Jeffersonville, GA	Industrial	$53,625,000	4.1%	$29	54.4%	1.82x	12.3%
Heather Hills Multifamily	GACC	Temple Hills, MD	Multifamily	$49,000,000	3.8%	$106,754	74.1%	1.33x	8.1%
The Hotel at Times Square	UBSRES	New York, NY	Hospitality	$42,335,346	3.3%	$198,757	49.9%	2.28x	15.8%
Total/Weighted Average				$595,926,803	46.1%		60.1%	2.10x	11.3%
(1)	With respect to the Paramount Building loan, LTV, DSCR, debt yield and Cut–off Date Balance per Unit/Room/Pad/NRA calculations include the related pari passu companion loan.
(2)	The RHP Portfolio VI loan and the RHP Portfolio III loan, representing approximately 4.2% and 4.2%, respectively, of the outstanding pool balance as of the cut-off date, are under common sponsorship.
(3)
The sponsor of the Academy Distribution Center loan, representing 4.1% of the outstanding pool balance as of the cut-off date, is also the sponsor of the mortgaged loan secured by the portfolio of mortgaged properties identified on Annex A-1 as Custom Product Portfolio, which represents 0.8% of the outstanding pool balance as of the cut-off date.

Pari Passu Companion Loan Summary
Mortgage Loan	Mortgage Loan Cut–off Date Balance	Companion Loan Cut–off Date Balance(1)	Loan Combination Cut–off Date Balance	Controlling Pooling & Servicing Agreement(1)	Master Servicer	Special Servicer	Voting Rights
The Paramount Building	$75,000,000	$55,000,000	$130,000,000	COMM 2013–CCRE9	KeyCorp Real Estate Capital Markets, Inc.	Midland Loan Services	COMM 2013-CCRE9
(1)	The Paramount Building Companion Loan is included in the COMM 2013-CCRE8 Mortgage Trust.

Existing Mezzanine Debt Summary

Mortgage Loans	Mortgage Loan Cut–off Date Balance	Mezzanine Debt Cut–off Date Balance	Trust U/W NCF DSCR	Total Debt U/W NCF DSCR		Trust Cut–off Date LTV Ratio	Total Debt Cut–off Date LTV Ratio		Trust U/W NOI Debt Yield	Total Debt U/W NOI Debt Yield
Heather Hills Multifamily(1)	$49,000,000	$5,000,000	1.33x	1.13x		74.1%	78.7%	(2)	8.1%	7.6%	(2)
North Oaks	$34,500,000	$4,600,000	1.69x	1.31x		74.5%	84.4%		11.4%	10.0%
Raintree Apartments	$27,800,000	$2,700,000	1.54x	1.30x		73.0%	80.1%		10.0%	9.1%
Colony Hills – Sandpiper and Cabana Apartments(3)	$25,800,000	$5,000,000	1.50x	1.09x		72.4%	86.5%		9.5%	8.0%
Shoppes of Madison	$13,461,000	$4,900,000	2.69x	1.45x	(4)	54.7%	74.6%		12.3%	9.0%
(1)
Total debt calculations assume that interest only payments are made throughout the mezzanine loan term. Beginning on June 6, 2014 and continuing each payment date through the maturity date, monthly principal payments of $62,500 are required to be made on the mezzanine loan to the extent that there is available cash after payment of amounts due under the Heather Hills Multifamily loan documents and mezzanine loan documents and operating expenses.

(2)
The Total Debt Cut-off Date LTV Ratio and Total Debt U/W NOI Debt Yield calculations for total debt are based on the Mezzanine Loan Cut-off Date Balance of $5.0 million net of the $2.0 million holdback reserve. Based on the Mezzanine Loan Cut-off Date Balance of $5.0 million, the Total Debt Cut-off Date LTV Ratio and Total Debt U/W NOI Debt Yield are 81.7% and 7.3%, respectively for the total debt.

(3)
$5.0 million of mezzanine debt has been allocated to the Colony Hills - Sandpiper and Cabana Apartments loan, which is part of a larger $14.0 million mezzanine loan (the “Acquisition Mezzanine Loan”) that assisted the sponsor in its acquisition of five multifamily properties, including the Sandpiper Apartments and Cabana Apartments properties and three other properties (the “Other Properties”) that do not serve as collateral for the Colony Hills - Sandpiper and Cabana Apartments loan.  The Acquisition Mezzanine Loan has a coterminous maturity with the Colony Hills - Sandpiper and Cabana Apartments loan, is interest only and has an 11.0000% coupon.  The Colony Hills - Sandpiper and Cabana Apartments loan, including the Acquisition Mezzanine Loan and mortgage debt secured by the Other Properties (while also taking into consideration their underwritten net cash flow and appraised value), has a Total Debt U/W NCF DSCR of 1.10x, a Total Debt Cut-off Date LTV Ratio of 86.4%, and a Total Debt U/W NOI Debt Yield of 8.0%.

(4)
The Total Debt U/W NCF DSCR calculation is based on an initial mezzanine loan interest rate of 10.0000%, which shall remain in effect to but not including April 1, 2014. From and after April 1, 2014, the Shoppes of Madison mezzanine loan interest rate will increase to 13.0000%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

COMM 2013-CCRE9 Mortgage Trust

OVERVIEW OF MORTGAGE POOL CHARACTERISTICS

Previous Securitization History(1)

Mortgage Loans	Mortgage Loan Seller	City, State	Property Type	Cut–off Date Balance	% of Initial Outstanding Pool Balance	Previous Securitization
The Paramount Building	CCRE	New York, NY	Mixed Use	$75,000,000	5.8%	WBCMT 2006-C25
Valley Hills Mall	CCRE	Hickory, NC	Retail	$68,000,000	5.3%	CSFB 2004-C2
RHP Portfolio VI	GACC	Various, Various	Manufactured Housing Community	$54,218,547	4.2%	MLMT 2008-C1
RHP Portfolio III	GACC	Various, Various	Manufactured Housing Community	$53,967,910	4.2%	MLMT 2008-C1
Sarasota Square	UBSRES	Sarasota, FL	Retail	$38,000,000	2.9%	CSFB 2001-FL2A
Simply Self Storage Portfolio	GACC	Various, Various	Self Storage	$27,000,000	2.1%	BALL 2007-BMB1
Ontario Gateway	GACC	Ontario, CA	Retail	$25,200,000	1.9%	GCCFC 2003-C1
Northwest Center	CCRE	San Antonio, TX	Office	$21,300,000	1.6%	BSCMS 2004-T14
Pinnacle of Scottsdale	CCRE	Scottsdale, AZ	Retail	$20,200,000	1.6%	BSCMS 2003-T12
Sycamore Mineral Springs Resort & Spa	UBSRES	San Luis Obispo, CA	Hospitality	$18,052,173	1.4%	GCCFC 2004-GG1
Spotswood Valley	CCRE	Harrisonburg, VA	Retail	$14,300,000	1.1%	WBCMT 2002-C2
Piedmont Industrial Center	CCRE	Winston-Salem, NC	Industrial	$13,750,000	1.1%	GECMC 2004-C1
Westmont Extended Stay Portfolio(2)	CCRE	Various, Various	Hospitality	$12,500,000	1.0%	Various(2)
Stone Hill Apartments	KeyBank	Killeen, TX	Multifamily	$8,900,000	0.7%	CSFB 2003-C5
1100 Wall Street	CCRE	Los Angeles, CA	Retail	$8,200,000	0.6%	MLMT 2004-KEY2
Elkridge Corners Shopping Center	GACC	Elkridge, MD	Retail	$8,090,000	0.6%	WBCMT 2005-C20
Tri-City Redlands Shopping Center	UBSRES	Redlands, CA	Retail	$5,900,000	0.5%	LBUBS 2003-C1
Mini U Storage Fairfax	UBSRES	Fairfax Station, VA	Self Storage	$4,993,552	0.4%	WBCMT 2003-C5
Mini U Storage Springfield	UBSRES	Springfield, VA	Self Storage	$4,979,071	0.4%	WBCMT 2003-C5
Hunter’s Glen Apartments	KeyBank	Killeen, TX	Multifamily	$4,900,000	0.4%	CSFB 2003-C5
Minnesota Lake MHC	KeyBank	Port Huron, MI	Manufactured Housing Community	$4,741,573	0.4%	CSFB 2004-C4
Rockville Station & College Station(3)	UBSRES	Various, Various	Retail	$4,687,602	0.4%	BSCMS 2007-PW18
WesTech Business Center	CCRE	Las Vegas, NV	Industrial	$4,485,000	0.3%	WBCMT 2003-C7
Castle Rock Apartments	UBSRES	Dallas, TX	Multifamily	$3,392,018	0.3%	LASL 2003-MF3
Villas of Gilbert Apartments	UBSRES	Dallas, TX	Multifamily	$2,418,643	0.2%	CSFB 2001-CK3
Rite Aid – Dublin, GA	CCRE	Dublin, GA	Retail	$2,150,000	0.2%	JPMCC 2003-LN1
Mini U Storage Maple Shade	UBSRES	Maple Shade, NJ	Self Storage	$1,722,875	0.1%	WBCMT 2003-C5
Total				$511,048,964	39.5%
(1)
Includes Mortgaged Properties securing Mortgage Loans for which the most recent prior financing of all or a significant portion of such property was included in a securitization.  The table above is based on information provided by the related borrower or obtained through searches of a third-party database. The information has not otherwise been confirmed by the mortgage loan sellers.

(2)
With respect to the Westmont Extended Stay Portfolio loan, the Suburban Extended Stay – Casselberry property and the Suburban Extended Stay – Chamblee property were previously securitized in the CSMC 2006-C4 transaction. The Suburban Extended Stay – Orlando property was previously securitized in the MSC 2006-HQ8 transaction. The Suburban Extended Stay – Concord property was previously securitized in the CMLT 2008-LS1 transaction. The Value Place – Columbus property was not previously securitized. The previously securitized loans were repaid (but not financed) by the loan sponsor prior to CCRE’s financing of the Westmont Extended Stay Portfolio loan.

(3)
With respect to the Rockville Station & College Station loan, only the Rockville Station property was previously securitized in the BSCMS 2007-PW18 transaction. The College Station property was not previously securitized.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

796 Northridge Mall Salinas, CA 93906	Collateral Asset Summary – Loan No. 1 Northridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,780,000 54.0% 2.52x 11.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

796 Northridge Mall Salinas, CA 93906	Collateral Asset Summary – Loan No. 1 Northridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,780,000 54.0% 2.52x 11.8%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Super Regional Mall
Sponsor(1):	Starwood Capital Group		Collateral:	Fee Simple
Borrower:	Northridge Owner, L.P.		Location:	Salinas, CA
Original Balance:	$78,780,000		Year Built / Renovated(8):	1972 / 2006
Cut-off Date Balance:	$78,780,000		Total Sq. Ft.:	1,004,157
% by Initial UPB:	6.1%		Total Collateral Sq. Ft.(9):	587,484
Interest Rate:	4.3020%		Property Management:	Starwood Retail Property Management, LLC
Payment Date:	6th of each month		Underwritten NOI:	$9,257,663
First Payment Date:	July 6, 2013		Underwritten NCF:	$8,670,179
Maturity Date:	June 6, 2023		Appraised Value:	$146,000,000
Amortization:	Interest Only		Appraisal Date:	May 7, 2013
Additional Debt(2):	Future Mezzanine Debt Permitted
Call Protection(3):	L(25), D or YM1(88), O(7)		Historical NOI
Lockbox / Cash Management:	Hard / Springing		Most Recent NOI:	$9,544,181(T-12 April 30, 2013)
			2012 NOI:	$9,453,674 (December 31, 2012)
Reserves(4)			2011 NOI:	$9,359,725 (December 31, 2011)
	Initial	Monthly	2010 NOI:	$9,849,874 (December 31, 2010)
Taxes:	$0	Springing
Insurance:	$0	Springing	Historical Occupancy(10)
Replacement:	$0	Springing	Current Occupancy:	97.3% (May 1, 2013)
TI/LC:	$156,500	Springing	2012 Occupancy:	96.2% (December 31, 2012)
Required Repairs(5):	$0	NAP	2011 Occupancy:	98.5% (December 31, 2011)
			2010 Occupancy:	99.2% (December 31, 2010)
Financial Information
(1)   The nonrecourse carve-out guarantors are, jointly and severally, Retail Portfolio I, L.P. and Retail Portfolio II, L.P., two entities controlled by Starwood Capital Group. See “The Borrower / Sponsor” herein for a description of the sponsors.
(2)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)   The call protection applies to a full prepayment or defeasance of the mortgage loan. Partial release in connection with the exercise of a tenant purchase option is permitted prior to the expiration of the lockout period, as described below.  See “Partial Release” herein.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   Required Repairs were not reserved for at closing. The borrower is required to complete repairs estimated to cost approximately$113,750.
(6)   Based on Total Collateral Sq. Ft. of 587,484.
(7)   Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule the underwritten NOI DSCR and underwritten NCF DSCR are 1.98x and 1.85x, respectively.
(8)   The Northridge Mall was also expanded in 1982 and periodically renovated, including in 1993 and 2000.
(9)   Excludes Macy’s (170,334 sq. ft.), Sears (135,690 sq. ft.), Century Theaters (44,291 sq. ft.), Toys R Us (43,000 sq. ft), Big 5 Sporting Goods (9,600 sq. ft.), Bank of America (8,674 sq. ft.) and Wells Fargo (5,084 sq. ft.) which are non-collateral anchors and/or outparcels.
(10)  Based on Total Collateral Sq. Ft. Current Occupancy based on Total Sq. Ft. of 1,004,157 is 98.4%

Cut-off Date Balance / Sq. Ft.(6):	$134
Balloon Balance / Sq. Ft.(6):	$134
Cut-off Date LTV:	54.0%
Balloon LTV:	54.0%
Underwritten NOI DSCR(7):	2.69x
Underwritten NCF DSCR(7):	2.52x
Underwritten NOI Debt Yield:	11.8%
Underwritten NCF Debt Yield:	11.0%
Underwritten NOI Debt Yield at Balloon:	11.8%
Underwritten NCF Debt Yield at Balloon:	11.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

796 Northridge Mall Salinas, CA 93906	Collateral Asset Summary – Loan No. 1 Northridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,780,000 54.0% 2.52x 11.8%

Tenant Summary(1)
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Total Sales (000s)(3)	Sales PSF(3)	Occupancy Cost (% of Sales)(3)

Non-Collateral Anchors
Macy’s	NR/Baa3/BBB	170,334	NAP	NAP	NAP	$23,400	$137	NAP
Sears	B/B2/CCC+	135,690	NAP	NAP	NAP	$23,000	$170	NAP
Total		306,024				$46,400	$152
Collateral Anchors
JC Penney(4)	NR/NR/CCC+	151,712	25.8%	8/31/2017	$0.89	$25,700	$169	1.7%
Forever 21	NR/NR/NR	58,275	9.9%	8/1/2018	$6.44	$4,691	$80	8.0%
Subtotal		209,987	35.7%			$30,391	$145

Major Tenants (≥ 10,000 sq. ft.)(5)
Best Buy	BB-/Baa2/BB	30,000	5.1%	1/31/2017	$16.50	NAP	NAP	NAP
Rite-Aid	CCC/Caa2/B-	28,693	4.9%	6/30/2014	$9.00	$5,351	$186	4.8%
Firestone Tire and Rubber Co.(3)	NR/NR/NR	20,969	3.6%	8/31/2017	NAP	NAP	NAP	NAP
Michaels	NR/B3/B	16,276	2.8%	6/30/2014	$14.00	$3,279	$201	8.5%
Old Navy	NR/NR/NR	14,584	2.5%	1/31/2014	$15.20	$3,558	$244	6.2%
HomeTown Buffet	NR/NR/NR	10,000	1.7%	12/31/2018	$16.00	$2,737	$274	8.1%
Subtotal		120,522	20.5%			$14,924	$215

In-line Tenants (<10,000 sq. ft.)		240,922	41.0%		$30.71	$59,795	$352	14.6%

Total Occupied Collateral		571,431	97.3%

Vacant		16,053	2.7%
Total Collateral(6)		587,484	100.0%

(1)	Based on rent roll as of May 1, 2013 with sales as of T-12 April 30, 2013.
(2)	Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(3)
In-line tenant sales include all tenants occupying less than 10,000 sq. ft. which have been in occupancy and reported sales for a minimum of 12 months. In-line tenant sales shown above include kiosks, jewelers, food court and restaurants. Anchor sales are estimates provided by the property seller in connection with the sponsors’ acquisition of the Northridge Mall Property.

(4)	Firestone Tire and Rubber Co. subleases its space from JC Penney. Rent for this space is included in JC Penney’s annual rent.
(5)	With the exception of Old Navy, all Major Tenants listed are outparcel tenants.
(6)
Excludes Macy’s (170,334 sq. ft.), Sears (135,690 sq. ft.), Century Theaters (44,291 sq. ft.), Toys R Us (43,000 sq. ft), Big 5 Sporting Goods (9,600 sq. ft.), Bank of America (8,674 sq. ft.) and Wells Fargo (5,084 sq. ft.) which are non-collateral anchors and/or outparcels.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

796 Northridge Mall Salinas, CA 93906	Collateral Asset Summary – Loan No. 1 Northridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,780,000 54.0% 2.52x 11.8%

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	3	5,713	1.0%	5,713	1.0%	$27.35	1.7%	1.7%
2013	16	30,775	5.2%	36,488	6.2%	$25.03	8.3%	10.0%
2014(3)	33	135,286	23.0%	171,774	29.2%	$17.53	25.6%	35.6%
2015	12	19,621	3.3%	191,395	32.6%	$48.21	10.2%	45.8%
2016	13	36,521	6.2%	227,916	38.8%	$32.13	12.7%	58.4%
2017(4)	9	222,525	37.9%	450,441	76.7%	$5.43	13.0%	71.5%
2018	15	88,645	15.1%	539,086	91.8%	$16.82	16.1%	87.5%
2019	1	2,400	0.4%	541,486	92.2%	$58.71	1.5%	89.1%
2020	2	4782	0.8%	546,268	93.0%	$23.16	1.2%	90.3%
2021	5	5,873	1.0%	552,141	94.0%	$79.05	5.0%	95.3%
2022	1	9,000	1.5%	561,141	95.5%	$11.11	1.1%	96.3%
2023	4	10,290	1.8%	571,431	97.3%	$32.96	3.7%	100.0%
Thereafter	0	0	0.0%	571,431	97.3%	$0.00	0.0%	100.0%
Vacant	NAP	16,053	2.7%	587,484	100.0%	NAP	NAP
Total / Wtd. Avg.	114	587,484	100.0%			$16.23	100.0%
(1)	Based on rent roll as of May 1, 2013, and excludes non-collateral tenants Macy’s, Sears, Toys R Us, Big 5 Sporting Goods, Bank of America, Wells Fargo and Century Theaters.
(2)
Certain tenants have lease termination options including those related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(3)
Includes major tenants Rite-Aid, Michaels, and Old Navy which account for 10.2% of the collateral sq. ft. (44.0% of 2014 expiring sq. ft.) and have occupancy costs of 4.8%, 8.5%, and 6.2% respectively.

(4)	Includes JC Penney, which is 25.8% of NRA and has two five-year extension options remaining on its lease.

The Loan.    The Northridge Mall loan (the “Northridge Mall Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a portion of a single-story super regional mall located in Salinas, California. Northridge Mall is a 1,004,157 sq. ft. mall with four anchor tenants. The collateral for the Northridge Mall Loan (the “Northridge Mall Property”) totals 587,484 sq. ft. and includes the owned JC Penney and Forever 21 anchors, four outparcels and all in-line stores.  The non-owned and non-collateral portion of the Northridge Mall consists of the two additional anchor tenants, Macy’s and Sears, as well as five outparcel tenants, Toys R Us, Big 5 Sporting Goods, Bank of America, Wells Fargo and Century Theaters.

The Northridge Mall Loan has an original principal balance of $78.78 million, with a 10-year term and interest only payments for the term of the Northridge Mall Loan. The Northridge Mall Loan accrues interest at a fixed rate equal to 4.3020% and has a cut-off date balance of $78.78 million. Loan proceeds, along with approximately $42.5 million of equity, were used to purchase the Northridge Mall Property for $120.0 million as part of a portfolio acquisition, fund reserves and pay closing costs. Based on the appraised value of $146.0 million as of May 7, 2013, the cut-off date LTV is 54.0%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$78,780,000	65.0%	Purchase Price(1)	$120,000,000	99.0%
Sponsor Equity	$42,477,331	35.0%	Reserves	$438,926	0.4%
			Closing Costs	$818,405	0.7%
Total Sources	$121,257,331	100.0%	Total Uses	$121,257,331	100.0%
(1)	The sponsors purchased the Northridge Mall Property as part of a larger acquisition of a two property portfolio. The allocated purchase price for the Northridge Mall Property is $120.0 million.

The Borrower / Sponsor.    The borrower, Northridge Owner, L.P., is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The nonrecourse carve-out guarantors are, jointly and severally, Retail Portfolio I, L.P. and Retail Portfolio II, L.P.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

796 Northridge Mall Salinas, CA 93906	Collateral Asset Summary – Loan No. 1 Northridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,780,000 54.0% 2.52x 11.8%

The borrower and nonrecourse carve-out guarantors are controlled by Starwood Capital Group (“Starwood”). Starwood, founded in 1991, is a private investment firm and has invested over $12.0 billion of equity in all asset classes including 2,200 hotels, 64,400 multifamily and condominium units and 65.1 million sq. ft. of retail, office and industrial space.

The Property.    The Northridge Mall consists of a single-level, enclosed super regional mall containing 1,004,157 sq. ft. of total leasable area, 587,484 sq. ft. of which is collateral for the Northridge Mall Loan.  Located at the southeast quadrant of U.S. Highway 101 (which connects northern and southern California) and Boronda Road in Salinas, California, the Northridge Mall has no direct competitors within approximately a 30 mile radius.

The Northridge Mall was constructed in 1972 and renovated most recently in 2006. The Northridge Mall was originally developed with Macy’s and JC Penney as the anchor tenants. In 1980, the Sears anchor was developed as an outparcel to the south of JC Penney and the two stores were subsequently connected with additional in-line space. As a result of this expansion, the JC Penney anchor space now connects the Northridge Mall’s two wings.

The Northridge Mall contains four anchor tenants including Macy’s (non-collateral), JC Penney, Sears (non-collateral) and Forever 21. The collateral also contains major outparcel tenants including Best Buy, Rite-Aid, Firestone Tire and Michaels.  The Northridge Mall Property is occupied by 106 additional tenants, none of which accounts for more than 2.5% of the total owned net rentable area.  National in-line tenants include Gap, Victoria’s Secret, Hollister, Champs Sports, Finish Line, Footlocker, Disney Store, Aeropostale and Payless Shoes. The Northridge Mall Property has experienced strong recent leasing activity with 13 new or renewal leases executed since July 1, 2012 accounting for approximately 8.7% of in-line net rentable area.

As of May 1, 2013, the Northridge Mall Property was 97.3% occupied based on owned collateral and 98.4% occupied based on total square footage. As of April 30, 2013, in-line tenants in occupancy that reported sales for a minimum of 12 months (70.6% of occupied in-line-NRA) reported annual sales of $352 PSF and an occupancy cost of 14.5%.  In-line tenant sales at the Northridge Mall Property have increased year-over-year since 2010 as shown in the table below:

Historical Sales PSF(1)
	2010	2011	2012	T-12 4/30/2013
In-line Tenants(2)	$321	$340	$352	$352
(1) Historical Sales PSF are based on historical operating statements provided by the borrower.
(2)    In-line tenant sales include all tenants occupying less than 10,000 sq. ft. which have been in occupancy and reported sales for a minimum of 12 months (70.6% of occupied in-line NRA). In-line tenant sales shown above include kiosks, jewelers, food court and restaurants.

Environmental Matters.    The Phase I environmental report dated May 31, 2013 recommended no further action by the borrower at the Northridge Mall Property, other than the development and implementation of an asbestos operation and maintenance plan, which is currently in place.

The Market.    The Northridge Mall is located in Salinas, California within Monterey County. The Northridge Mall is accessible via U.S. Highway 101, the major thoroughfare connecting southern and northern California. The Salinas economy is mainly driven by the agriculture industry, which contributes more than $8.2 billion in revenue and accounts for 79% of the jobs in the local economy each year. Monterey County, is one of the leading agriculture-producing counties in California, and is the leading fresh vegetable producer in the United States.

The current population within the 25-mile trade area around the Northridge Mall is approximately 614,370. Median household income within the same radius in 2013 was $56,924.

The appraiser analyzed a set of five competitive properties within a 60-mile radius of the Northridge Mall.  The competitive properties have occupancies ranging from 96.0% to 100.0% with an average occupancy of 98.9%.  The appraiser’s competitive set compared to the Northridge Mall is detailed in the subsequent chart.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

796 Northridge Mall Salinas, CA 93906	Collateral Asset Summary – Loan No. 1 Northridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,780,000 54.0% 2.52x 11.8%

Competitive Set (1)
Name	Northridge Mall	Harden Ranch Plaza	Westridge Plaza	Del Monte Center	Gilroy Premium Outlets	Westfield Valley Fair

Distance from Subject	NAP	1 mile	2 miles	28 miles	28 miles	60 miles

City, State	Salinas, CA	Salinas, CA	Salinas, CA	Monterey, CA	Gilroy, CA	Santa Clara, CA

Property Type	Super Regional Mall	Regional Power Center	Power Center	Open-Air Center	Upscale Outdoor Outlet Center	Super Regional Mall
Year Built / Renovated	1972 / 1982, 1993, 2000, 2006	1990, 2002 / NAP	1996 / NAP	1967 / NAP	1990-1995 / NAP	1987 / 2002

Total Occupancy(2)	98.4%	99.2%	100%	96.0%	98.1%	100.0%

Total Size (Sq. Ft.)(2)	1,004,157	700,000	565,000	672,224	578,000	1,365,265

Anchors / Major Tenants	Macy’s, JC Penney, Sears, Forever 21, Toys R Us, Big 5 Sporting Goods, Old Navy, Century Theaters	Wal-Mart, Target, Bed Bath & Beyond, Safeway, Office Depot	Costco, Wal-Mart, Office Depot	Macy’s, Century Theaters, Forever 21, Rite-Aid, Whole Foods	Saks Fifth Ave Off 5th, Nike, Coach, Forever 21, Banana Republic, Gap	Macy’s, Nordstrom, Macy’s Men & Home
(1)   Source: Appraisal
(2)   Total Occupancy and Total Size (Sq. Ft.) for the Northridge Mall are based on the total mall square footage of 1,004,157 as of May 1, 2013.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 4/30/2013	U/W	U/W PSF
Base Rent(1)	$8,561,417	$8,377,655	$8,812,051	$8,799,302	$8,976,705	$15.28
Value of Vacant Space	0	0	0	0	462,360	0.79
Gross Potential Rent	$8,561,417	$8,377,655	$8,812,051	$8,799,302	$9,439,065	$16.07
Total Recoveries	4,791,284	4,861,512	4,529,517	4,486,368	5,169,660	8.80
Total % Rents	449,179	353,106	475,474	472,723	282,656	0.48
Total Other Income	1,495,925	1,445,425	1,446,787	1,424,190	1,416,726	2.41
Less: Vacancy & Credit Loss(2)	0	0	0	0	(730,436)	(1.24)
Effective Gross Income	$15,297,805	$15,037,698	$15,263,829	$15,182,583	$15,577,671	$26.52
Total Operating Expenses(3)	5,447,931	5,677,973	5,810,155	5,638,402	6,320,008	10.76
Net Operating Income	$9,849,874	$9,359,725	$9,453,674	$9,544,181	$9,257,663	$15.76
TI/LC	0	0	0	0	440,613	0.75
Capital Expenditures	0	0	0	0	146,871	0.25
Net Cash Flow	$9,849,874	$9,359,725	$9,453,674	$9,544,181	$8,670,179	$14.76
(1)
U/W Base Rent includes $180,730 in contractual rent steps through July 31, 2014 and $295,052 in downward occupancy cost adjustments. The increase in base rent between T-12 4/30/2013 and the U/W is primarily due to tenants renewing at higher rents, as well as rent steps taken through July 2014.

(2)
U/W Vacancy & Credit Loss is based on a vacancy adjustment of 5% of base rent, % rent and recoveries.  The Northridge Mall Property was 97.3% physically occupied based on owned collateral as of May 1, 2013, in-line with the competitive set average of 98.9%.

(3)
The increase in expenses from T-12 4/30/2013 to the U/W is primarily due to the anticipated real estate tax increase resulting from the sale of the Northridge Mall Property pursuant to California’s Proposition 13, as well as an increase in the management fee.

Property Management.    The Northridge Mall Property is managed by the Starwood Retail Property Management, LLC, an affiliate of the borrower.

Lockbox / Cash Management.    The Northridge Mall Loan is structured with a hard lockbox and springing cash management. In place cash management is required upon (i) an event of default, (ii) the failure by the nonrecourse carve-out guarantors to maintain a combined net worth of $30.0 million, (iii) the commencement of a JCP Sweep Period (as defined below) or (iv) the failure by the

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

796 Northridge Mall Salinas, CA 93906	Collateral Asset Summary – Loan No. 1 Northridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,780,000 54.0% 2.52x 11.8%

borrower for two consecutive calendar quarters to maintain a DSCR of at least 1.30x on an interest only basis. In addition, a full excess cash sweep will commence upon the occurrence of clause (i), (ii) or (iii) above.

A “JCP Sweep Period” (A) will commence upon the earlier of (i) any date that mall access through the JC Penney space no longer exists or (ii) the payment date in June 2018 if JCP Alternative Access has not been implemented and (B) will terminate upon either (y) both (i) $10,000,000 being swept and held by lender in connection with the sweep and (ii) the debt yield (giving credit against the outstanding balance for reserves held by lender) is equal to or exceeds the lesser of 10.5% and the debt yield immediately prior to the commencement of the JCP Sweep Period or (z) the implementation of JCP Alternative Access.

“JCP Alternative  Access” means (a) an easement agreement with a term of at least ten years which provides mall access through the JC Penney space, (b) a non-appealable court order granting mall access through the JC Penney space, (c) a modification of the JC Penney lease which provides for an operating covenant for JC Penney and postpones the ability of JC Penney to exercise its purchase option prior to the maturity of the Northridge Mall Loan or (d)if JC Penney is no longer the tenant in the space and the borrower is still the owner of the space and provides access.

Initial Reserves.    At closing, the borrower deposited $156,500 into a TI/LC reserve account.

Ongoing Reserves.    The borrower will be required to deposit 1/12 of annual real estate taxes and insurance premiums upon (i) an event of default, (ii) bankruptcy of the property manager, guarantor or borrower or (iii) if the DSCR is less than 1.30x based on a 30-year amortization schedule; provided no deposits for insurance premiums will be required if (i)no event of default is continuing, (ii) if an acceptable blanket insurance policy is in place, (iii) if insurance premiums are being paid annually. Additionally, the borrower will be required to deposit $10,775 monthly into the replacement reserve and$36,720 monthly into the TI/LC reserve if the DSCR is less than 1.30x based on a 30-year amortization schedule.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    The Northridge Mall Loan documents permit future mezzanine debt subject to, among other things, (i) a combined LTV of less than or equal to 65.0%, (ii) a combined interest only DSCR of at least 2.60x (iii) a combined DSCR based on a 30-year amortization schedule of at least 1.80x and (iv) a combined debt yield of at least 10.5%.

Partial Release.    Pursuant to its lease, JC Penney has the right to purchase its leased premises for $299,025 if (i) it requests the borrower to provide financing for the construction of additional improvements to the JC Penney premises and the borrower refuses to provide such financing, or (ii) it believes that continued operation of the store is uneconomic.  In the event the borrower rejects the offer in (ii), the lease will terminate.  Additionally, JC Penney has the right to purchase the JC Penney premises for fair market value commencing upon each lease expiration date (the first such date, August 31, 2017). The borrower may obtain the release of the JC Penney anchor space in conjunction with the exercise of a purchase option, provided, among other things, (i) the borrower has paid to the lender an amount, together with the applicable yield maintenance premium, equal to the greater of (a) the net sales proceeds, (b) $7,500,000 or (c) the amount necessary to provide for (1) a debt yield of no less than the debt yield immediately preceding the release, (2) an interest only DSCR that is no less than the greater of 1.80x and the DSCR immediately preceding the release and (3) an LTV ratio that is no greater than the lesser of 65% and the LTV immediately preceding the release, or (ii) the borrower has (x) delivered defeasance collateral in an amount equal to the greatest of (a), (b) or (c) above, plus any additional amounts as necessary for the defeasance collateral to meet the scheduled defeasance payments due under the defeased note related to the partial defeasance and release of the JC Penney parcel and (y) satisfied other conditions for defeasance specified in the Northridge Mall Loan documents, including that a partial defeasance may not occur until after the expiration of the lockout period.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

796 Northridge Mall Salinas, CA 93906	Collateral Asset Summary – Loan No. 1 Northridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,780,000 54.0% 2.52x 11.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

796 Northridge Mall Salinas, CA 93906	Collateral Asset Summary – Loan No. 1 Northridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,780,000 54.0% 2.52x 11.8%

BEST BUY
TOYS R US
CENTURY THEATRES
CALIF. STATE HWY. U.S. 101
N
Anchor / Major
Non Anchor / In-line
Vacant
Not Part of Collateral
FOREVER 21
sears
jcpenney
macy's
RITE AID
Michaels
HomeTown Buffet
MADRID STREET
BORONDA ROAD
NORTH MAIN STREET
BIG 5
Firestone
Bank of America
WORLD SAVINGS

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

796 Northridge Mall Salinas, CA 93906	Collateral Asset Summary – Loan No. 1 Northridge Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$78,780,000 54.0% 2.52x 11.8%

CARTIFACT
Watsonville
Castroville
MONTEREY BAY
Northridge Mall
796 Northridge Mall
Salinas, CA 93906
Salinas
Marina
Marina Municipal Airport
California State University Monterey Bay
Seaside
Monterey
Pacific Grove
Del Rey Oaks
Monterey Peninsula Airport
Carmel-by-the-sea
Natividad Medical Center
Salinas Municipal Airport
Hartnell College
Cabrillo Hwy
El Camino Real
E Boronda Rd
E Laurel Dr
W Blanco Rd
Reservation Rd
Castroville Rd
Nashua Rd
Cooper Rd
S Davis Rd
S Main St
San Juan Grade Rd
Hall Rd
Strawberry Rd
Monterey Salinas Hwy
Carmel Valley Rd
Gen Jim Moore Blvd
San Francisco
Oakland
Hayward
Tracy
San Mateo
Palo Alto
San Jose
Santa Cruz
Hollister
Salinas
Monterey
PACIFIC OCEAN

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 2 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 25.0% 4.52x 15.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 2 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 25.0% 4.52x 15.4%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Retail / Office
Credit Assessment	A / AAA / AA		Collateral:	Fee Simple
(Fitch/KBRA/S&P)(1):			Location:	New York, NY
Sponsor:	Paramount Fee, L.P.;		Year Built / Renovated:	1926 / 2006
	Paramount Leasehold, L.P.		Total Sq. Ft.:	694,134
Borrower:	Paramount Fee, L.P.;		Property Management:	Newmark Grubb Knight Frank
	Paramount Leasehold, L.P.		Underwritten NOI:	$20,022,181
Original Balance(2):	$75,000,000		Underwritten NCF:	$18,807,723
Cut-off Date Balance(2):	$75,000,000		“As-Is” Appraised Value:	$520,000,000
% by Initial UPB:	5.8%		“As-Is” Appraisal Date:	April 1, 2013
Interest Rate:	3.1585%		“As Stabilized” Appraised Value(7):	$680,000,000
Payment Date:	6th of each month		“As Stabilized” Appraisal Date(7):	April 1, 2017
First Payment Date:	June 6, 2013
Maturity Date:	May 6, 2023		Historical NOI(8)
Amortization:	Interest Only		Most Recent NOI:	$18,775,471 (T-12 February 28, 2013)
Additional Debt(2)(3):	$55,000,000 Pari Passu Debt; Future		2012 NOI:	$18,491,487 (December 31, 2012)
	Mezzanine Debt Permitted		2011 NOI:	$17,225,680 (December 31, 2011)
Call Protection:	L(26), D(90), O(4)		2010 NOI:	$17,031,672 (December 31, 2010)
Lockbox / Cash Management:	Hard / Springing
			Historical Occupancy(8)
Reserves(4)			Current Occupancy:	70.3% (March 1, 2013)
	Initial	Monthly	2012 Occupancy:	69.9% (December 31, 2012)
Taxes:	$0	Springing	2011 Occupancy:	75.5% (December 31, 2011)
Insurance:	$0	Springing	2010 Occupancy:	93.8% (December 31, 2010)
Replacement:	$0	Springing
(1)   S&P does not assign credit estimates, however, the Paramount Building Loan received credit enhancement consistent with a AA rating. The A-1 note of the Paramount Building Loan Combination was contributed to the COMM 2013-CCRE8 transaction in which the Paramount Building Loan received credit estimates of AAA/AAA/Aaa by DBRS/KBRA/Moody's.
(2)   The Original Balance and Cut-off Date Balance of $75.0 million represent the controlling Note A-2 of a $130.0 million whole loan (the “Paramount Building Loan Combination”) evidenced by two pari passu notes. The pari passu companion loan is the non-controlling Note A-1 with an original principal balance of $55.0 million, which was included in the COMM 2013-CCRE8 securitization.
(3)  See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   DSCR, LTV, Debt Yield and Balance / Sq. Ft. calculations are based on the aggregate Paramount Building Loan Combination.
(6)   Underwritten NOI DSCR and Underwritten NCF DSCR are based on the interest only debt service payment. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.98x and 2.80x, respectively.
(7)  The “As Stabilized” Appraised Value assumes, among other things, a stabilized occupancy of 94.9% at the Paramount Building Property. The “As Stabilized” LTV is approximately 19.1% based on the aggregate Paramount Building Loan Combination of $130.0 million.
(8)   In 2011, office tenant Off Track Betting declared bankruptcy, vacating 130,000 sq. ft. on the 8th, 10th and 11th floors, which reduced office occupancy levels from 93.0% to 71.5%. The space was held offline as the Borrowers considered repositioning the office tower into a hotel until 2012, when this alternative use plan was terminated in favor of a space upgrade and lease up plan. The increase in NOI was primarily the result of retail tenants renewing their spaces at higher rents.

TI/LC:	$0	Springing
Large Lease Rollover:	$0	Springing

Financial Information(5)
Cut-off Date Balance / Sq. Ft.:		$187
Balloon Balance / Sq. Ft.:		$187
Cut-off Date LTV:		25.0%
Balloon LTV:		25.0%
Underwritten NOI DSCR(6):		4.81x
Underwritten NCF DSCR(6):		4.52x
Underwritten NOI Debt Yield:		15.4%
Underwritten NCF Debt Yield:		14.5%
Underwritten NOI Debt Yield at Balloon:		15.4%
Underwritten NCF Debt Yield at Balloon:		14.5%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 2 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 25.0% 4.52x 15.4%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)(1)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF(2)	% of Total U/W Base Rent(3)	Lease Expiration
Retail Tenants
Hard Rock Café	NR/B1/BB	44,970	6.5%	$70.95	12.3%	1/10/2021
Bubba Gump NY	NR/Caa1/B	14,058	2.0%	$105.16	6.2%	12/31/2018
Carmine’s	NR/NR/NR	11,316	1.6%	$132.25	5.1%	1/31/2020
Levi’s Only Stores, Inc.	BB-/B1/B+	6,500	0.9%	$700.00	15.4%	1/15/2018
Haru	NR/NR/NR	4,432	0.6%	$124.45	1.9%	6/14/2014
Total Major Retail Tenants		81,276	11.7%	$138.63	40.7%
Remaining Retail Tenants		6,570	0.9%	$707.17	15.7%
Total Occupied Retail Tenants		87,846	12.7%	$181.15	56.4%
Vacant Retail		0	0.0%
Total Retail		87,846	12.7%

Office Tenants
HQ Global Workplaces LLC (Regus)(4)	NR/NR/NR	39,854	5.7%	$33.00	4.4%	11/30/2024
Atkinson Koven Feinberg Engineers	NR/NR/NR	38,025	5.5%	$25.28	3.2%	10/19/2014
Hardesty & Hanover	NR/NR/NR	34,553	5.0%	$33.00	3.8%	12/15/2018
G.W.U. Leasing, LLC	NR/NR/NR	24,762	3.6%	$49.80	4.2%	11/30/2023
Vladeck, Waldman, Elias & Engelhard	NR/NR/NR	23,235	3.3%	$23.50	1.8%	6/30/2015
Total Major Office Tenants		160,429	23.1%	$32.39	17.5%
Remaining Office Tenants		230,968	33.3%	$33.43	26.1%
Total Occupied Office Tenants		391,397	56.4%	$33.00	43.6%
Vacant Office		206,359	29.7%
Total Office		597,756	86.1%

Total Commercial		685,602	98.8%
Storage		8,532	1.2%
Total		694,134	100.0%

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)
U/W Base Rent PSF includes contractual rent increases through May 2014 for the office space and average rent through the earlier of loan maturity or lease expiration for the retail space.  U/W Retail Base Rent PSF of $181.15 is approximately 50.6% below the appraiser’s concluded weighted average market rent of $366.61 PSF and U/W Office Base Rent PSF of $33.00 is approximately 22.5% below the appraiser’s concluded weighted average market rent of $42.56 PSF.

(3)
% of Total U/W Base Rent includes $439,822 paid by Hard Rock Café and $360,000 paid by Bubba Gump NY for signage.  The signage income represents the average annual rent paid over the remaining lease term and is excluded from the U/W Base Rent PSF for both Hard Rock Café and Bubba Gump NY.

(4)
The Borrowers have the right to terminate the HQ Global Workplaces LLC (Regus) lease beginning November 9, 2014 with at least nine months prior notice if the Borrowers do not receive six consecutive months of additional percentage rent that is due under the lease between the 31st and the 54th calendar months of the lease.  HQ Global Workplaces LLC (Regus) has the right to terminate its lease beginning November 9, 2014 with at least nine months prior notice and payment of six months aggregate base rent and unamortized TI/LCs.  HQ Global Workplaces LLC’s (Regus) U/W Base Rent PSF is approximately 21.4% below the appraiser’s market rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 2 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 25.0% 4.52x 15.4%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent PSF(2)	% U/W Base Rent Rolling(2)	Cumulative % of U/W Base Rent
MTM	7	17,035	2.5%	17,035	2.5%	$24.85	1.4%	1.4%
2013	11	13,523	1.9%	30,558	4.4%	$36.48	1.7%	3.1%
2014	11	63,245	9.1%	93,803	13.5%	$34.95	7.5%	10.6%
2015	18	59,738	8.6%	153,541	22.1%	$30.00	6.0%	16.6%
2016	14	52,695	7.6%	206,236	29.7%	$33.09	5.9%	22.5%
2017	5	15,665	2.3%	221,901	32.0%	$39.63	2.1%	24.6%
2018(3)	15	67,908	9.8%	289,809	41.8%	$113.00	27.1%	51.7%
2019	1	5,116	0.7%	294,925	42.5%	$32.00	0.6%	52.2%
2020	10	43,133	6.2%	338,058	48.7%	$66.31	9.7%	61.9%
2021(4)	5	54,006	7.8%	392,064	56.5%	$129.61	25.1%	87.0%
2022	0	0	0.0%	392,064	56.5%	$0.00	0.0%	87.0%
2023	3	34,762	5.0%	426,826	61.5%	$55.31	6.5%	93.5%
Thereafter	5	60,949	8.8%	487,775	70.3%	$31.60	6.5%	100.0%
Vacant	NAP	206,359	29.7%	694,134	100.0%	NAP	NAP
Total / Wtd. Avg.	105	694,134	100.0%			$59.10	100.0%

(1)	Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease that are not considered in the lease rollover schedule.
(2)	% of U/W Base Rent Rolling includes signage income for Bubba Gump NY and Hard Rock Café, which expire in 2018 and 2021, respectively. Signage income is excluded from Annual U/W Base Rent PSF.
(3)	The weighted average underwritten base rent for tenants rolling in 2018 is approximately 51.0% below the appraiser’s market rent.
(4)	The weighted average underwritten base rent for tenants rolling in 2021 is approximately 48.2% below the appraiser’s market rent.

The Loan.    The Paramount Building loan (the “Paramount Building Loan”) is a fixed rate loan secured by the Borrowers’ fee simple interest in a 694,134 sq. ft., mixed-use retail/office building located at 1501 Broadway in Times Square, New York City on Broadway between 43rd and 44th Streets (the “Paramount Building Property”) with an original principal balance of $75.0 million.  The Paramount Building Loan is comprised of the controlling Note A-2 of a $130.0 million whole loan that is evidenced by two pari passu notes (collectively, the “Paramount Building Loan Combination”).  Only the $75.0 million controlling Note A-2 will be included in the COMM 2013-CCRE9 trust.  The non-controlling Note A-1, with an original principal balance of $55.0 million, was securitized in COMM 2013-CCRE8.  The Paramount Building Loan has a 10-year term and interest only payments for the term of the loan.  The Paramount Building Loan accrues interest at a fixed rate equal to 3.1585% and has a cut-off date balance of $75.0 million.  Loan proceeds were used to retire existing debt of approximately $49.3 million, cover closing costs and return $76.1 million of equity to the Borrowers. Based on the “As-Is” appraised value of $520.0 million as of April 1, 2013, the cut-off date LTV is 25.0% with remaining implied equity of $390.0 million.  The most recent prior financing of the Paramount Building Property was included in the WBCMT 2006-C25 transaction.

The relationship between the holders of the Note A-1 and the Note A-2 will be governed by a co-lender agreement as described under “Description of the Mortgage Pool –Loan Combinations – The Paramount Building Loan Combination” in the accompanying Free Writing Prospectus.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$130,000,000	100.0%	Loan Payoff(1)	$49,303,371	37.9%
			Closing Costs	$4,557,419	3.5%
			Return of Equity	$76,139,210	58.6%
Total Sources	$130,000,000	100.0%	Total Uses	$130,000,000	100.0%
(1)	Loan Payoff includes approximately $44.8 million of existing debt and approximately $4.5 million of defeasance costs.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 2 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 25.0% 4.52x 15.4%

The Borrower / Sponsor.    The borrowers and nonrecourse carve-out guarantors are Paramount Fee, L.P. and Paramount Leasehold, L.P., on a joint and several basis (collectively the “Borrowers”).  The Borrowers are each a single purpose New York limited partnership structured to be bankruptcy-remote each with two independent directors in its organizational structure.  The Borrowers are controlled by Karen Cohen and trusts associated with the Levin family.

Based in North Plainfield, New Jersey, Levin Management was founded by members of the Levin family in 1952 and currently manages 90 properties totaling approximately 12.5 million sq. ft. in New Jersey, New York, Pennsylvania, Virginia and North Carolina.  Levin Management specializes in retail real estate services, offering leasing, property management, financial management and reporting, construction services/management and marketing.

Arthur G. Cohen, the spouse of Karen Cohen, has over 50 years of real estate experience including the development of the Olympic Tower and The Peninsula Hotel on Fifth Avenue and The Michelangelo Hotel on Seventh Avenue in New York City.  Arthur G. Cohen was also a partner in the Worldwide Plaza complex located in New York City as well as the residential community and retail center known as Aventura in North Miami, Florida.

The sponsors (or predecessor entities) purchased the Paramount Building Property in 1964.

The Property.    The Paramount Building Property is a 31-story building, which was built in 1926 and most recently renovated in 2006.  The Paramount Building Property totals 694,134 sq. ft. and is comprised of 597,756 sq. ft. of office space, 87,846 sq. ft. of retail space and 8,532 sq. ft. of storage space.  As of March 1, 2013, the office space was approximately 65.5% occupied (43.6% of U/W Base Rent) and the retail space was 100.0% occupied (56.4% of U/W Base Rent).  Office floor plates range from 42,227 sq. ft. on lower floors to 1,211 sq. ft. on the upper floors and are serviced by 13 passenger elevators and two freight elevators.  The retail space consists of 28,140 sq. ft. of ground floor retail space and 59,706 sq. ft. of below grade and second floor retail space.

The Paramount Building Property is located in the heart of Times Square in Midtown Manhattan, a premier retail and office location, and extends the entire length of the western block of Broadway between 43rd and 44th Streets and approximately half way down the side street blocks towards Eighth Avenue.  The Paramount Building Property is located proximate to the Times Square subway station, the largest subway station in New York City providing access to 12 different subway lines including shuttle train access to Grand Central Terminal.  The Paramount Building Property is also walking distance from Penn Station and the New York Port Authority Bus Terminal.

Environmental Matters.    The Phase I environmental report dated March 26, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the Paramount Building Property, which is currently in place.

Major Tenants.

Retail Tenancy
The Paramount Building Property contains 87,846 sq. ft. of retail space located on first, second and below-grade floors.  The retail space is currently 100.0% occupied by 11 tenants, representing 12.7% of total net rentable area (“NRA”) and 56.4% of U/W Base Rent.  Five of the 11 tenants, Hard Rock Café, Bubba Gump NY, Levi’s Only Stores, Inc., Yankees Club and Lids, have frontage along Broadway in Times Square.  Underwritten retail base rents at the Paramount Building Property are approximately 50.6% below the appraiser’s weighted averaged market rent.  The tenants that report sales at the Paramount Building Property achieved T-12 3/31/2013 average sales of approximately $1,812 PSF.

Hard Rock Café (44,970 sq. ft., 6.5% of NRA, 12.3% of U/W Base Rent) Hard Rock Café is a chain of theme restaurants founded in 1971 in London and purchased by the Seminole Tribe of Florida in 2007.  There are currently 175 Hard Rock Café locations in 55 countries.  Hard Rock Café leased area consists of 2,970 sq. ft. of ground floor retail and 42,000 sq. ft. of below-grade space connected by an open staircase.  Hard Rock Café pays an additional $439,822 per year for signage at the Paramount Building Property.  Hard Rock Café’s U/W Base Rent PSF of $70.95 PSF is approximately 64.4% below the appraiser’s concluded weighted average market rent for its space of $199.07 PSF.

Bubba Gump NY (14,058 sq. ft., 2.0% of NRA, 6.2% of U/W Base Rent) Bubba Gump Shrimp Co. (“Bubba Gump”) is a chain of casual theme seafood restaurants.  The first Bubba Gump Restaurant and Market opened in 1996 in Monterey, California. Bubba Gump has since grown to 38 locations worldwide including the Las Vegas Strip, Times Square New York, Universal CityWalk Orlando, Victoria’s Peak Hong Kong, Santa Monica Pier and Pier 39 in San Francisco.  Bubba Gump is owned by Landry’s, Inc., which purchased Bubba Gump in 2010.  Landry’s, Inc. is the owner and operator of over 400 restaurants, including more than 40 unique brands.  Bubba Gump NY pays an additional $360,000 per year for signage at the Paramount Building Property.  Bubba Gump NY’s T-12 3/31/2013 sales

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 2 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 25.0% 4.52x 15.4%

were approximately $1,575 PSF.  Bubba Gump NY’s U/W Base Rent PSF of $105.16 is approximately 56.9% below the appraiser’s concluded market rent for its space of $244.16 PSF.

Carmine’s (11,316 sq. ft., 1.6% of NRA, 5.1% of U/W Base Rent) Carmine’s is a privately owned chain of family style restaurants founded in New York City in 1990.  Carmine’s has since grown to six locations including two in New York, New York; Atlantic City, New Jersey; Washington, DC; Las Vegas, Nevada and Paradise Island, Bahamas.  Carmine’s T-12 3/31/2013 sales were approximately $1,988 PSF.  Carmine’s U/W Base Rent PSF of $132.25 is approximately 37.5% below the appraiser’s concluded market rent for its space of $211.63 PSF.

Office Tenancy
The Paramount Building Property contains 597,756 sq. ft. of office space.  The office space represents 86.1% of total NRA and is currently 65.5% occupied by 81 tenants (43.6% of U/W Base Rent).  In 2011, office tenant Off Track Betting declared bankruptcy, vacating 130,000 sq. ft. on the 8th, 10th and 11th floors, which reduced office occupancy levels from 93.0% to 71.5%.  The space was held offline as the Borrowers considered repositioning the office tower into a hotel until 2012, when this alternative use plan was terminated in favor of a space upgrade and lease up plan.  The appraiser concluded a stabilized occupancy of 94.9%.  Underwritten office base rents at the Paramount Building Property are approximately 22.5% below the appraiser’s weighted average market rent.

HQ Global Workplaces LLC (Regus) (39,854 sq. ft., 5.7% of NRA, 4.4% of U/W Base Rent) HQ Global Workplaces LLC (Regus) is a subsidiary of The Regus Group (“Regus”; LSE: “RGU”).  Founded in 1989 and headquartered in Luxembourg, Regus is the world’s largest provider of flexible workplaces which include collaboration spaces, meeting rooms, business lounges, virtual offices and day offices. Regus has over one million customers and currently 1,500 locations, in 600 cities and 100 countries. HQ Global Workspaces LLC’s (Regus) U/W Base Rent PSF of $33.00 PSF is approximately 21.4% below the appraiser’s concluded market rent of $42.00 PSF.

Atkinson Koven Feinberg Engineers (38,025 sq. ft., 5.5% of NRA, 3.2% of U/W Base Rent) Atkinson Koven Feinberg Engineers (“AKF Engineers”) is a full service consulting engineering firm serving public and private sector clients globally. Established in 1989, AKF Engineers is headquartered in the Paramount Building Property with additional offices throughout the United States. AKF Engineers’ clients include Google Inc., Novartis Pharmaceutical Corp., Macy’s and PricewaterhouseCoopers. AKF Engineer’s U/W Base Rent of $25.28 PSF is approximately 36.8% below the appraiser’s concluded market rent of $40.00 PSF.

Hardesty & Hanover (34,553 sq. ft., 5.0% of NRA, 3.8% of U/W Base Rent) Hardesty & Hanover is a privately held full service infrastructure engineering firm founded in 1887 and headquartered at the Paramount Building Property.  The mainstay of Hardesty & Hanover’s practice is comprehensive transportation engineering consulting specializing in fixed and moveable bridges.  Projects include the Triborough Bridge, Miller Park and Safeco Field.  Hardesty & Hanover’s U/W Base Rent PSF of $33.00 is approximately 17.5% below the appraiser’s concluded market rent of $40.00 PSF.

The Market.

The Paramount Building Property is located in the Times Square “Bowtie”, bound by West 42nd and West 47th Streets between Broadway and Seventh Avenue, providing the Paramount Building Property with significant exposure to tourism and pedestrian traffic.  Numerous major retail and entertainment companies have a presence in Times Square due to its high visibility and 24/7 nature.  According to the Times Square Alliance, approximately 350,000 people walked through the “Bowtie” section daily during 2012 and approximately 90,200 people daily visited the square block occupied by the Paramount Building Property in March 2013, making it the second most trafficked block in the Times Square submarket.

Times Square Retail Submarket
The Paramount Building Property is located in the Times Square retail submarket within Midtown Manhattan.  As of Q4 2012, the Times Square retail submarket exhibited a vacancy rate of 6.5% and a ground floor retail market rent of $2,283 PSF.  The appraiser analyzed a set of eight comparable leases and concluded a weighted average retail market rent of $366.61 PSF, including 59,706 sq. ft. of below-grade space and second floor space leased by Hard Rock Café, Bubba Gump NY and Carmine’s.  Underwritten weighted average retail rents at the Paramount Building Property are currently $181.15 PSF, approximately 50.6% below the appraiser’s concluded weighted average retail market rent.

The appraiser concluded individual tenant market rents for grade and non-grade space.  Nine of the 11 retail tenants at the Paramount Building Property exhibited rents below the appraiser’s weighted average concluded market rent for their respective space.  The chart below summarizes the individual tenant market rents as determined by the appraiser.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 2 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 25.0% 4.52x 15.4%

Market Rent(1)
Tenant	Commencement Date	Leased Area (Sq. Ft.)	U/W Base Rent PSF	Ground Floor Market Rent	Non-Grade Market Rent(2)	Wtd. Avg. Concluded Market Rent	% Below Market
Hard Rock Café	8/1/1999	44,970	$70.95	$1,600.00	$100.00	$199.07	64.4%
Bubba Gump NY	5/19/2003	14,058	$105.16	$1,600.00	$100.00	$244.16	56.9%
Carmine’s	2/1/1992	11,316	$132.25	$300.00	$100.00	$211.63	37.5%
Levi’s Only Stores, Inc.	12/17/2007	6,500	$700.00	$1,600.00	NAP	$1,600.00	56.3%
Haru	6/15/1999	4,432	$124.45	$300.00	NAP	$300.00	58.5%
Yankees Club	2/9/2011	1,917	$1,358.43	$1,600.00	NAP	$1,600.00	15.1%
Bella Vita	12/1/1991	1,900	$50.39	$300.00	NAP	$300.00	83.2%
Starlight Deli	12/1/2001	1,000	$425.00	$400.00	NAP	$400.00	NAP
Lids	5/28/2010	823	$1,297.15	$1,600.00	NAP	$1,600.00	18.9%
Ben & Jerry’s	5/1/2013	730	$554.13	$400.00	NAP	$400.00	NAP
Roger’s News	4/1/2008	200	$245.83	$250.00	NAP	$250.00	1.7%
Total / Wtd. Avg.		87,846	$181.15	$1,312.13	$100.00	$366.61	50.6%
(1)	Source: Appraisal
(2)	Non-Grade Market Rent applies to both below-grade and second floor space.

Westside Office Submarket
The Paramount Building Property is located in the Westside office submarket of Midtown Manhattan.  The Westside office submarket is bound by 42nd and 57th Streets west of Seventh Avenue to the Hudson River.  As of Q4 2012, the Westside office submarket was comprised of 25,786,088 sq. ft. with a vacancy rate of 9.4% and an average rental rate of $62.91 PSF.  The appraiser analyzed a set of eight comparable leases within the immediate competitive area of the Paramount Building Property and concluded a weighted average office market rent of $42.56 PSF.  Underwritten weighted average office rents at the Paramount Building Property are currently $33.00 PSF, approximately 22.5% below the appraiser’s concluded office market rent.  The chart below summarizes the comparable set as determined by the appraiser.

Comparable Set(1)
Building	Tenant	Leased Area (Sq. Ft.)	Initial Rent PSF	Lease Commencement Date	Lease Term (yrs)
Paramount Building Property	Various	391,397	$33.00	Various	Various
1040 Avenue of the Americas	Dice Holdings	12,007	$48.00	Mar-2013	8
50 Rockefeller Plaza	Carey Asset Management	18,284	$62.00	Feb-2013	7
1700 Broadway	Scarola Malone Zubatov	13,533	$62.00	Feb-2013	10
1412 Broadway	Quartet Financial Systems	5,253	$41.00	Jan-2013	7
229 West 43rd Street	IAC/CityGrid	28,500	$65.00	Nov-2012	5
1065 Avenue of the Americas	Caplease	12,726	$63.00	Nov-2012	10
1441 Broadway	By Design	21,711	$41.00	Oct-2012	10
1412 Broadway	One Step Up	52,805	$41.00	Sep-2012	10
Total /Wtd. Avg.(2)		164,819	$51.41		9
(1)	Source: Appraisal
(2)	Total / Wtd. Avg. excludes the Paramount Building Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 2 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 25.0% 4.52x 15.4%

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 2/28/2013	U/W(1)	U/W PSF
Base Rent(2)	$26,564,529	$28,021,595	$27,890,114	$29,629,697	$42.69
Value of Vacant Space	0	0	0	8,779,758	12.65
Gross Potential Rent	$26,564,529	$28,021,595	$27,890,114	$38,409,455	$55.33
Total Recoveries	4,810,598	4,648,208	4,996,717	4,829,985	6.96
Total % Rents	391,458	295,769	345,745	301,538	0.43
Total Other Income	580,747	558,126	532,484	532,484	0.77
Less: Vacancy(3)	0	0	0	(8,779,758)	(12.65)
Effective Gross Income	$32,347,332	$33,523,698	$33,765,061	$35,293,704	$50.85
Total Operating Expenses	15,121,652	15,032,211	14,989,589	15,271,524	22.00
Net Operating Income	$17,225,680	$18,491,487	$18,775,471	$20,022,181	$28.84
TI/LC	0	0	0	1,040,924	1.50
Capital Expenditures	0	0	0	173,534	0.25
Net Cash Flow	$17,225,680	$18,491,487	$18,775,471	$18,807,723	$27.10
(1)
Adjusting the U/W net cash flow to provide for a 93% and 99% stabilized office and retail occupancy, respectively, and certain estimated expenses and reimbursements results in a $24.6 million net cash flow which is consistent with the appraiser’s stabilized building occupancy of 94.9% and year four net cash flow of $24.7 million.

(2)
U/W Base Rent includes $279,448 of contractual rent increases through May 2014 for the office space and $1,516,033 of average rent through the earlier of loan maturity or lease expiration for the retail space.  T-12 3/31/2013 sales for retail tenants that report were approximately $1,812 PSF. U/W Retail Base Rent PSF is approximately 50.6% below the appraiser’s concluded weighted average market rent and U/W Office Base Rent PSF is approximately 22.5% below the appraiser’s concluded weighted average market rent.

(3)
The Paramount Building Property is currently 70.3% physically occupied and 77.1% economically occupied.  U/W vacancy represents in-place economic vacancy of 20.2%.  In 2011, office tenant Off Track Betting declared bankruptcy, vacating 130,000 sq. ft. on the 8th, 10th and 11th floors, which reduced office occupancy levels from 93.0% to 71.5%.  The space was held offline as the Borrowers considered repositioning the office tower into a hotel until 2012, when this alternative use plan was terminated in favor of a space upgrade and lease up plan.  The appraiser concluded a stabilized occupancy rate of 94.9%.

Property Management.    The Paramount Building Property is managed by Newmark Grubb Knight Frank.

Lockbox / Cash Management.     The Paramount Building Loan is structured with a hard lockbox and springing cash management.  In place cash management and an excess cash flow sweep are required upon (i) an event of default, (ii) the failure by the Borrowers at the end of two consecutive calendar quarters to maintain a debt service coverage ratio of at least 2.05x, or (iii) the commencement of a Large Lease Rollover Event (defined below).

A “Large Lease Rollover Event” will occur if (i) any Large Lease (as defined below) becomes a Large Terminated Lease (as defined below) and (ii) the debt yield, calculated as net operating income excluding rent paid by a tenant under a Large Terminated Lease and including net effective rent for any Large Lease replacement tenant, is less than 10.0%.

A “Large Lease” is any lease with (i) square footage greater than 20.0% of the rentable square footage at the Paramount Building Property or (ii) trailing 12-month rent greater than 20.0% of gross income from operations at the Paramount Building Property.

A “Large Terminated Lease” is any Large Lease where the related tenant (a) does not renew six months prior to its scheduled expiration, (b) goes dark, (c) commences a bankruptcy action or (d) delivers written notice of its intention to vacate its premises prior to May 6, 2023.  Upon the occurrence of a Large Lease Rollover Event, excess cash flow will be deposited into the large lease rollover reserve, which will be capped at $18.0 million; provided that in lieu of an excess cash flow sweep, the borrower is permitted to deliver an acceptable letter of credit in an amount of $18.0 million.

Initial Reserves.    None.

Ongoing Reserves.    If the debt service coverage ratio falls below 2.05x, the Borrowers will be required to make monthly deposits of (i) 1/12 of the required annual taxes and insurance premiums into a tax and insurance escrow account, (ii) $14,462 into a replacement reserve account monthly and (iii) $86,744 into a rollover reserve account.  In addition, during a Large Lease Rollover Event, excess cash will be deposited into the large lease rollover reserve as described above.

Current Mezzanine or Subordinate Indebtedness.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 2 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 25.0% 4.52x 15.4%

Future Mezzanine or Subordinate Indebtedness Permitted.    The Paramount Building Loan documents permit future mezzanine debt subject to, among other things, (i) a combined loan to value of not more than 65.0%, (ii) a combined debt yield of at least 10.0% and (iii) a combined debt service coverage ratio of at least 2.24x.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 2 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 25.0% 4.52x 15.4%

THE PARAMOUNT BUILDING

FLOOR
31
Vacant 1,592 SF
30
Alexander P. Hartnett, Esq. 3,480 SF 6/30/2015
29
Vacant 1,126 SF
Awaken Entertainment LLC 1,834 SF MTM
28
Vacant 2,682 SF
27
Vacant 2,707 SF
26
New York Residence 2,751 SF 3/14/2017
Vacant 2,101 SF
25
Vacant 6,473 SF
24
Chic Silber 175 SF MTM
Beltax Associates, Inc. & Glick & Weintraub, P.C. 2,221 SF 12/31/2014
Principal Building Services, LLC 5,840 SF 4/30/2014
23
Building Storage 215 SF
Treehouse Media LLC 3,729 SF 9/30/2013
Treehouse Media LLC 993 SF 9/30/2013
Brandt & Hochman Literary 3,785 SF 11/30/2020
22
21
G.W.U. Leasing, LLC 24,762 SF (Total 21st and 22nd Floors) 11/30/2023
20
Toho Int'l. 631 SF 10/31/2014
Hellenic Holiday, Inc. 806 SF 8/31/2017
Junkyard Dog 1,227 SF 11/5/2016
On & Off Broadway 701 SF 1/9/2018
Vacant 996 SF
Vacant 406 SF
Miric Industries 271 SF 5/31/2018
Vacant 721 SF
Deepak Alur 355 SF 3/13/2014
Vacant 353 SF
Dr. Mark Kogan 756 SF 5/31/2018
SkinnyMan, Inc. 2,825 SF 10/21/2018
19
Building Office 1,631 SF
Lisa Booth 919 SF 6/30/2016
Richard B. Shebairo 457 SF 10/19/2013
Vacant 780 SF
Don Nelson 533 SF 7/7/2018
National Child Labor Committee 734 SF 5/31/2016
Vacant 5,581 SF
Stanley Cohen & Brian Tucker 2,262 SF 3/31/2015
Two Hands Ent 515 SF 7/16/2013
18
Vacant 442 SF
DataWare Corp. 502 SF 6/6/2013
Carla Capone 507 SF 9/5/2016
Vacant 467 SF
Juliet P. Kalib, Esq. 936 SF 3/4/2015
Vacant 1,123 SF
Takara Media 876 SF 8/9/2015
Consolini & Isaacs 605 SF 7/12/2016
MRC Holding 1,682 SF 7/31/2015
Continental Guest Services 5,116 SF 2/28/2019
17
Stage Directors and Choreographers Society 5,860 SF 3/31/2015
Nalco Chemical Co. 1,291 SF 4/30/2015
C & R Consulting, Inc. 8,511 SF 3/8/2020
16
Emile Charlap 1,465 SF 12/31/2013
Stuart Thomson 2,524 SF 4/30/2016
Schulman Publicity 550 SF 7/31/2014
Julien & Associates 628 SF MTM
Blecher Mendel 2,019 SF 6/30/2016
Tech Productions 621 SF 11/30/2018
Charles Fine 865 SF 8/31/2013
Consensus Brokers 1,743 SF 11/26/2017
Above the Title Entertainment LLC 1,215 SF 9/19/2015
Seven Squared 3,776 SF 10/11/2021
15
C & M First Services, Inc. 2,328 SF 11/23/2018
Essex Temporary Services, Inc. 2,149 SF 2/24/2017
Strategic Funding Source, Inc. 9,270 SF 4/30/2023
Vladeck Storage 418 SF 6/30/2015
The Krasny Office, Inc. 660 SF 3/31/2013
C & M First Services, Inc 665 SF 11/30/2018
14
Vacant 418 SF
Vacant 2,992 SF
Martini Entertainment Co. 2,026 SF 2/28/2020
VallotKarp Consulting LLC 1,018 SF 5/22/2016
Garwin, Bronzaft, Gerstein & Fisher 8,581 SF 5/16/2014
13
ATM Productions 1,841 SF 4/30/2015
ATM Productions 1,885 SF 4/30/2015
Carolyn Rossi 771 SF 6/17/2015
Depth of Field 1,373 SF MTM
Sunday Productions 1,111 SF 3/31/2013
Mark Szuran 1,763 SF 3/31/2016
Boneau/Bryan-Brown, Inc. 3,947 SF 11/30/2015
Alan S. Honig Associates, Inc. 1,747 SF 1/31/2014
12
HQ Global Workplaces LLC 39,854 SF 11/30/2024
11
Vacant 47,160 SF
10
Vacant 47,201 SF
9
8
Vladeck, Waldman, Elias & Engelhard, P.C. 23,235 SF 6/30/2015
Vacant 9,972 SF
Vacant 33,058 SF
7
Dramatist's Guild 5,249 SF 10/13/2026
Douglas, Gorman 1,954 SF 4/30/2015
SHARE Self Help Care 3,001 SF 5/27/2015
Landmark Signs 2,122 SF 5/27/2015
The Newspaper Guild of NY 10,725 SF MTM
Atkinson Koven Feinberg 34,775 SF 10/19/2014
6
American Federation of Musicians 13,750 SF 1/31/2016
Vacant 6,820 SF
Hat World, Inc. (Storage) 2,520 SF
Atkinson Koven Feinberg 3,250 SF 10/19/2014
5
Vacant 21,614 SF
The Natan Fund 1,488 SF 12/31/2015
Manohar S. Talreja 1,057 SF 7/6/2020
MINAB Corp. 400 SF MTM
Springer Assoc. 1,133 SF 5/31/2013
Dr. Alan Farber 1,485 SF 2/28/2016
Hat World, Inc. (Storage) 1,000 SF 9/30/2020
Hardesty & Hanover 380 SF 10/21/2018
Alicart Group 500 SF 1/31/2020
Alicart Group 6,613 SF 1/31/2020
The Jewish Week 7,325 SF 12/31/2020
4
Daktronics 1,848 SF 5/13/2016
NASDAQ 863 SF 6/14/2014
Briggs, Inc. 2,093 SF 9/15/2013
American Society of Journalists 1,892 SF 10/31/2015
Gov of the Dominican Republic 14,000 SF 12/31/2024
Clear Channel 9,500 SF 12/27/2016
Videoservice Acquisition Corp. 8,225 SF 4/30/2017
Hardesty & Hanover, LLP 34,553 SF 12/15/2018
3
Vacant 340 SF
Vacant 923 SF
Vacant 910 SF
Vacant 1,000 SF
Vacant 1,240 SF
Vacant 5,161 SF
2
The Institute Foundation 14,796 SF 3/31/2016
Hard Rock Café International (USA) Inc. (Pt. Cellar, Pt. Ground, Pt. 2nd) 44,970 SF 1/10/2021
Little Fish, Inc. (Carmine's) 11,316 SF 1/31/2020
Bubba Gump NY, LLC 14,058 SF 12/31/2018
STORES/ CELLAR
Levi's Only Stores, Inc. 6,500 SF (store) / 3,200 SF (cellar) 1/15/2018
Yankees Club, Inc. 1,917 SF 6/30/2021
Hardesty & Hanover Storage 317 SF MTM
Lids, Inc. 823 SF 5/31/2021
43rd St. Deli 1,900 SF MTM
Roger's News (Lobby) 200 SF 3/31/2018
1501 Broadway Restaurant 4,432 SF 6/14/2014
Ben & Jerry's 730 SF 4/30/2023
Little Hee's Corp. 1,000 SF 1/31/2020
VACANT
MTM
BUILDING
2013
2014
2015
2016
2017
2018
2019
2020+

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1501 Broadway New York, NY 10036	Collateral Asset Summary – Loan No. 2 The Paramount Building	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$75,000,000 25.0% 4.52x 15.4%

The Paramount Building
1501 Broadway
New York, NY 10036
TIMES SQUARE
ROCKEFELLER CENTER
DIAMOND ROW
RESTAURANT ROW
GARMENT DISTRICT
MIDTOWN SOUTH
BRYANT PARK
NEW YORK PUBLIC LIBRARY
PORT AUTHORITY BUS TERMINAL
HERALD SQUARE
MACY'S
RADIO CITY MUSIC HALL
GE BLDG 30 ROCKEFELLER PLAZA
NEW YORK TIMES HEADQUARTERS
W 53RD STREET
W 52ND STREET
W 51ST STREET
W 50TH STREET
W 49TH STREET
W 48TH STREET
W 47TH STREET
W 46TH STREET
W 45TH STREET
W 44TH STREET
W 43RD STREET
W 42ND STREET
W 41ST STREET
W 40TH STREET
W 39TH STREET
W 38TH STREET
W 37TH STREET
W 36TH STREET
W 35TH STREET
NINTH AVENUE
EIGHTH AVENUE
SEVENTH AVENUE
BROADWAY
SIXTH AVENUE (AVENUE OF THE AMERICAS)
FIFTH AVENUE
West New York
Union City
Hoboken
Jersey City
MANHATTAN
New York
QUEENS
BROOKLYN
Central Park
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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1960 US Highway 70 Southeast Hickory, NC 28602	Collateral Asset Summary – Loan No. 3 Valley Hills Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 69.5% 1.56x 9.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1960 US Highway 70 Southeast Hickory, NC 28602	Collateral Asset Summary – Loan No. 3 Valley Hills Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 69.5% 1.56x 9.8%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Super Regional Mall
Sponsor:	Rouse Properties, LP		Collateral:	Fee Simple
Borrower:	Valley Hills Mall L.L.C.		Location:	Hickory, NC
Original Balance:	$68,000,000		Year Built / Renovated:	1978 / 1996, 1999-2001
Cut-off Date Balance:	$68,000,000		Total Sq. Ft.:	936,682
% by Initial UPB:	5.3%		Total Collateral Sq. Ft.(4):	325,166
Interest Rate:	4.4700%		Property Management:	Rouse Properties, Inc.
Payment Date:	6th of each month		Underwritten NOI:	$6,666,598
First Payment Date:	August 6, 2013		Underwritten NCF:	$6,438,981
Maturity Date:	July 6, 2023		Appraised Value:	$97,900,000
Amortization:	360 months		Appraisal Date:	April 29, 2013
Additional Debt(1):	Future Mezzanine Debt Permitted
Call Protection:	L(24), D(91), O(5)		Historical NOI(5)
Lockbox / Cash Management:	Hard / Springing		Most Recent NOI:	$6,674,263 (T-12 March 31, 2013)
			2012 NOI:	$6,971,509 (December 31, 2012)
Reserves(2)			2011 NOI:	$7,438,613 (December 31, 2011)
	Initial	Monthly	2010 NOI:	$7,120,808 (December 31, 2010)
Taxes:	$426,250	$38,750
Insurance:	$0	Springing	Historical Occupancy(5)(6)
Replacement:	$0	$7,858	Current Occupancy:	85.5% (April 30, 2013)
TI/LC:	$750,000	$13,549	2012 Occupancy:	90.2% (December 31, 2012)
Special Rollover:	$0	Springing	2011 Occupancy:	93.9% (December 31, 2011)
			2010 Occupancy:	95.7% (December 31, 2010)
Financial Information
(1)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)   See “Initial Reserves” and “Ongoing Reserves” herein.
(3)   Based on Total Collateral Sq. Ft. of 325,166.
(4)   Excludes Sears (177,869 sq. ft.), Belk (164,387 sq. ft.), Dillard’s (160,000 sq. ft.) and JC Penney (109,260 sq. ft.) which are non-collateral anchors.
(5)   The decrease in NOI and occupancy from 2011 to current was primarily the result of two tenants, Gap and Abercrombie & Fitch, vacating approximately 9,100 sq. ft. and 9,800 sq. ft. respectively (5.8% of Total Collateral Sq. Ft.). As of April 2013, Tilly’s and Forever 21 have approved letters of intent to occupy 6,000 sq. ft. and 12,100 sq. ft. respectively.
(6)   Based on Total Collateral Sq. Ft. Current Occupancy based on Total Sq. Ft. of 936,682 is 95.0%.

Cut-off Date Balance / Sq. Ft.(3):	$209
Balloon Balance / Sq. Ft.(3):	$169
Cut-off Date LTV:	69.5%
Balloon LTV:	56.1%
Underwritten NOI DSCR:	1.62x
Underwritten NCF DSCR:	1.56x
Underwritten NOI Debt Yield:	9.8%
Underwritten NCF Debt Yield:	9.5%
Underwritten Balloon NOI Debt Yield:	12.1%
Underwritten Balloon NCF Debt Yield:	11.7%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1960 US Highway 70 Southeast Hickory, NC 28602	Collateral Asset Summary – Loan No. 3 Valley Hills Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 69.5% 1.56x 9.8%

Tenant Summary(1)
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(2)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual UW Base Rent PSF	Total Sales (000s)(3)	Sales PSF(3)	Occupancy Cost (% of Sales)(3)

Non-Collateral Anchors
Sears	B/B2/CCC+	177,869	NAP	NAP	NAP	$21,000	$118	NAP
Belk	NR/NR/NR	164,387	NAP	NAP	NAP	$24,000	$146	NAP
Dillard’s	BBB-/Ba3/BB+	160,000	NAP	NAP	NAP	$9,100	$57	NAP
JC Penney	NR/NR/CCC+	109,260	NAP	NAP	NAP	$13,000	$119	NAP
Total		611,516				$67,100	$110

Major Tenants (≥ 10,000 sq. ft.)
h.h.gregg(4)	NR/NR/NR	30,108	9.3%	11/30/2021	$9.78	NAP	NAP	NAP
Bed Bath & Beyond(4)	NR/NR/BBB+	30,000	9.2%	1/31/2022	$13.96	NAP	NAP	NAP
Encore	NR/NR/NR	13,767	4.2%	7/31/2020	$23.81	$1,773	$129	17.6%
Subtotal		73,875	22.7%			$1,773	$129

In-line Tenants (<10,000 sq. ft.)(5)		204,201	62.8%		$26.43	$50,530	$363	12.4%

Total Occupied Collateral		278,076	85.5%

Vacant		47,090	14.5%
Total Collateral		325,166	100.0%

(1)   Based on rent roll as of April 30, 2013.
(2)   Certain ratings may be those of the parent company whether or not the parent company guarantees the lease.
(3)   Total Sales (000s) and Sales PSF for Sears, Belk, Dillard’s and JC Penney are 2012 estimates provided by the borrower. Total Sales (000s), Sales PSF and Occupancy Cost (% of Sales) for all other tenants are provided by the borrower as of April 30, 2013 and only include tenants which reported sales for a minimum of 12 months (68.2% of occupied in-line space).
(4)   h.h. gregg and Bed Bath & Beyond are outparcel tenants and are not required to report sales. The loan documents permit the sale and release of the parcels currently occupied by these tenants as described below under “Partial Release”.
(5)   In-line tenants include food court, kiosk and outparcel tenants.

Lease Rollover Schedule(1)(2)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	16	37,343	11.5%	37,343	11.5%	$14.35	8.3%	8.3%
2014	18	52,915	16.3%	90,258	27.8%	$16.20	13.3%	21.6%
2015	10	24,658	7.6%	114,916	35.3%	$30.07	11.5%	33.2%
2016	9	25,531	7.9%	140,447	43.2%	$32.22	12.8%	45.9%
2017	9	20,539	6.3%	160,986	49.5%	$27.73	8.8%	54.8%
2018	4	7,069	2.2%	168,055	51.7%	$45.27	5.0%	59.7%
2019	5	15,982	4.9%	184,037	56.6%	$42.37	10.5%	70.3%
2020	3	15,034	4.6%	199,071	61.2%	$28.44	6.6%	76.9%
2021	4	38,985	12.0%	238,056	73.2%	$17.64	10.7%	87.6%
2022	3	33,457	10.3%	271,513	83.5%	$16.43	8.5%	96.1%
2023	2	5,990	1.8%	277,503	85.3%	$35.25	3.3%	99.4%
Thereafter	1	573	0.2%	278,076	85.5%	$66.32	0.6%	100.0%
Vacant	NAP	47,090	14.5%	325,166	100.0%	NAP	NAP
Total / Wtd. Avg.	84	325,166	100.0%			$23.15	100.0%
(1)   Based on rent roll as of April 30, 2013. Excludes non-collateral anchors Sears, Belk, Dillard’s and JC Penney.
(2)   Certain tenants have lease termination options related to co-tenancy provisions and sales thresholds that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1960 US Highway 70 Southeast Hickory, NC 28602	Collateral Asset Summary – Loan No. 3 Valley Hills Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 69.5% 1.56x 9.8%

The Loan.    The Valley Hills Mall loan (the “Valley Hills Mall Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in a portion of a two-story super regional mall located in Hickory, North Carolina.  Valley Hills Mall is a 936,682 sq. ft. mall with four anchor tenants.   The collateral (the “Valley Hills Mall Property”)for the Valley Hills Mall Loan totals 325,166 sq. ft. and includes all major and in-line tenants.  The four anchor tenants at the mall are Sears, Belk, Dillard’s and JC Penney (non-owned and not part of collateral).

The Valley Hills Mall Loan has an original principal balance of $68.0 million, with a 10-year term and amortizes on a 30-year amortization schedule. The Valley Hills Mall Loan accrues interest at a fixed rate equal to 4.4700% and has a cut-off date balance of $68.0 million. The Valley Hills Mall Loan proceeds were used to retire existing debt of approximately $52.6 million, fund reserves of approximately $1.2 million, fund closing costs of approximately $0.5 million and return approximately $13.7 million of equity to the borrower. Based on the appraised value of $97.9 million as of April 29, 2013, the cut-off date LTV is 69.5% with remaining implied equity of $29.9 million. The most recent prior financing of the Valley Hills Mall Property was included in the CSFB 2004-C2 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$68,000,000	100.0%	Loan Payoff	$52,612,850	77.4%
			Reserves	$1,176,250	1.7%
			Closing Costs	$527,959	0.8%
			Return of Equity	$13,682,941	20.1%
Total Sources	$68,000,000	100.0%	Total Uses	$68,000,000	100.0%

The Borrower / Sponsor.    The borrower, Valley Hills Mall L.L.C., is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrower and the nonrecourse carve-out guarantor is Rouse Properties, LP, a Delaware limited partnership. In January 2012, Rouse Properties, Inc. (“Rouse”) (NYSE: RSE) was spun off from General Growth Properties Inc. (NYSE: GGP) and is now a publicly traded real estate investment trust (“REIT”). Focused on the management and acquisition of regional malls, Rouse is among the largest mall owners in the United States, with a portfolio of 32 regional malls encompassing approximately 22.5 million sq. ft., located in 20 states from California to New Hampshire.

As of June 11, 2013, Rouse had a total market capitalization of approximately $1.0 billion. For the trailing-12 months ending December 31, 2012, Rouse reported consolidated total revenues of approximately $234.0 million and total assets of approximately $1.9 billion.

The sponsor or its predecessors have owned the Valley Hills Mall Property since 1997.

The Property.    The Valley Hills Mall consists of a two-story, enclosed super regional mall containing 936,682 sq. ft. of total leasable area, 325,166 sq. ft. of which is collateral for the Valley Hills Mall Loan. The Valley Hills Mall is located along US Highway 70 and slightly south of Interstate 40 in Hickory, North Carolina. The Valley Hills Mall was constructed in 1978 and most recently renovated in 2001, when the Valley Hills Mall was expanded and remodeled to include the addition of the h.h. gregg and Bed Bath & Beyond outparcel spaces, a new 400-seat food court and the Dillard’s anchor space (non-collateral). The Valley Hills Mall is the only enclosed regional mall within a 35-mile radius and is the primary shopping destination in the 20-mile trade area with a population of over 350,000 individuals.

The Valley Hills Mall contains four anchor tenants (not part of collateral), including Sears, Belk, Dillard’s and JC Penney. Major collateral tenants include h.h. gregg, Bed Bath & Beyond and Encore. The Valley Hills Mall Property is occupied by 81 additional in-line tenants, none of which account for more than 3.1% of the total owned net rentable area. National in-line tenants include Aerie, Aeropostale, American Eagle, Bath & Body Works, Buckle, Charlotte Russe, Hollister, Hot Topic, Gymboree, Justice, PacSun, The Children’s Place and Victoria’s Secret. The Valley Hills Mall Property has experienced strong leasing activity in the past five months with three of the five in-line lease expirations being renewed at equal or higher rents, and the remaining two currently under negotiation for renewal.

As of April 30, 2013, the Valley Hills Mall Property was 85.5% occupied based on owned collateral and 95.0% occupied based on total square footage. Additionally, Tilly’s and Forever 21 have approved letters of intent to occupy 6,000 sq. ft. and 12,100 sq. ft. respectively.  In-line tenants in occupancy that reported sales for a minimum of 12 months reported annual sales of $363 PSF with an occupancy cost of 12.4% as of April 30, 2013.  In-line tenant sales at the Valley Hills Mall Property have increased year-over-year from 2010 to 2012 as shown in the subsequent table.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1960 US Highway 70 Southeast Hickory, NC 28602	Collateral Asset Summary – Loan No. 3 Valley Hills Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 69.5% 1.56x 9.8%

Historical Sales PSF(1)
	2010	2011	2012	T-12 4/30/2013
In-line Tenants(2)	$314	$333	$363	$363
 (1)  Historical Sales PSF are based on historical operating statements provided by the borrower.
 (2)  In-line tenant sales include all tenants occupying less than 10,000 sq. ft. which have been in occupancy and reported sales for a minimum of 12 months (68.2% of occupied in-line space). In-line tenant sales shown above include food court, kiosk and outparcel   tenants.

Environmental Matters.    The Phase I environmental report dated May 7, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the Valley Hills Mall Property, which is already in place.

The Market.    The Valley Hills Mall is located in Hickory, North Carolina within Catawba County. The property is situated in a highly visible location directly off US Highway 70 near the intersection of Interstate 40 and US Highway 321, which runs from South Carolina to Tennessee. Bus transportation is available to the Valley Hills Mall via the Piedmont Wagon, which provides access for over 20,000 individuals from Conover and Newtown, including students at Lenoir-Rhyne University. Hickory is the largest city within the Catawba, Burke, Caldwell and Alexander counties. The unemployment rate in Hickory has fallen by 5.1% since 2009 and is currently lower than both Catawba County and North Carolina. Hickory’s strong manufacturing infrastructure and low cost of business offer strong growth prospects as demonstrated by Google’s $600.0 million investment in 2007 and Apple’s $1.0 billion investment in 2009 in data centers. Additionally, Hickory is considered to be the furniture capital of the world, producing over 60.0% of domestic furniture. Nearly 1.0 million travelers visit the area each year for furniture markets and events, contributing over $265.0 million to the local economy.

Between 2000 and 2013, the population within a 20-mile radius around the Valley Hills Mall increased 9.3%, resulting in a current population of approximately 358,000 individuals. Average household income within the same radius in 2013 was $47,171.

The appraiser analyzed a set of four comparable super regional malls within the region proximate to the Valley Hills Mall Property.  The comparable set has occupancies ranging from 97.0% to 100.0% with a weighted average occupancy of 98.6%.  The appraiser’s comparable set is detailed below:

Comparable Set (1)
Name	Valley Hills Mall	Northlake Mall	Concord Mills	Hanes Mall	Asheville Mall

Distance from Subject	NAP	35 miles	40 miles	65 miles	70 miles
City, State	Hickory, NC	Charlotte, NC	Concord, NC	Winston-Salem, NC	Asheville, NC
Property Type	Super Regional Mall	Super Regional Mall	Super Regional Mall	Super Regional Mall	Super Regional Mall
Year Built / Renovated	1978 / 1996, 1999-2001	2005 / NAP	1999 / NAP	1975 / 1990	1972 / 2000
Total Occupancy(2)	95.0%	100.0%	99.0%	97.0%	99.0%
Anchor Size (Sq. Ft.)(2)	611,516	660,600	735,230	891,440	763,252
Total Size (Sq. Ft.)(2)	936,682	1,070,000	1,285,813	1,541,247	973,660
Anchor Tenants	Sears, Belk, Dillard’s, JC Penney	Belk, Dillard’s, Hecht’s Dick’s, AMC Theatres	Burlington Coat Factory, AMC Theatres, TJ Maxx, Best Buy, Bed Bath & Beyond, NASCAR, Off 5th Saks Fifth Avenue	Belk, JC Penney, Sears, Macy’s, Dillard’s	Sears, Belk, JC Penney, Dillard’s, Barnes & Noble
(1)   Source: Appraisal
(2)   Total Occupancy, Anchor Size (Sq. Ft.) and Total Size (Sq. Ft.) for the Valley Hills Mall are based on the entire mall square footage of 936,682 as of April 30, 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1960 US Highway 70 Southeast Hickory, NC 28602	Collateral Asset Summary – Loan No. 3 Valley Hills Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 69.5% 1.56x 9.8%

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	T-12 3/31/2013	U/W	U/W PSF
Base Rent(1)	$5,618,384	$5,846,215	$5,802,470	$5,797,528	$5,870,511	$18.05
Value of Vacant Space	0	0	0	0	1,103,130	3.39
Gross Potential Rent	$5,618,384	$5,846,215	$5,802,470	$5,797,528	$6,973,641	$21.45
Total Recoveries	3,444,742	3,102,152	2,924,261	2,754,863	2,777,464	8.54
Total % Rents	446,205	551,771	494,235	527,350	426,645	1.31
Total Other Income	1,273,840	1,516,169	1,332,327	1,370,798	1,370,798	4.22
Less: Vacancy & Credit Loss(2)	0	0	0	12,296	(1,103,130)	(3.39)
Effective Gross Income	$10,741,352	$10,997,047	$10,544,301	$10,438,243	$10,445,418	$32.12
Total Operating Expenses	3,620,544	3,558,434	3,572,792	3,763,980	3,778,821	11.62
Net Operating Income(3)	$7,120,808	$7,438,613	$6,971,509	$6,674,263	$6,666,598	$20.50
TI/LC	0	0	0	0	162,584	0.50
Capital Expenditures	0	0	0	0	65,033	0.20
Net Cash Flow	$7,120,808	$7,438,613	$6,971,509	$6,674,263	$6,438,981	$19.80
(1)   U/W Base Rent includes $216,988 in contractual rent steps through July 1, 2014 and $208,011 in downward occupancy cost adjustments.
(2)   U/W Vacancy & Credit Loss of $1,103,130 is based on an in-place economic vacancy of 9.6% of gross revenue.  The Valley Hills Mall Property was 85.5% physically occupied based on owned collateral and 95.0% physically occupied based on total sq. ft. as of April 30, 2013.
(3)   The decrease in NOI and occupancy from 2011 to current was primarily the result of two tenants, Gap and Abercrombie & Fitch, vacating approximately 9,100 sq. ft. and 9,800 sq. ft. respectively (5.8% of Total Collateral Sq. Ft.). As of April 2013, Tilly’s and Forever 21 have approved letters of intent to occupy 6,000 sq. ft. and 12,100 sq. ft. respectively.

Property Management.    The Valley Hills Mall Property is self-managed by an affiliate of the borrower.

Lockbox / Cash Management.    The Valley Hills Mall Loan is structured with a hard lockbox and springing cash management. In place cash management is required upon (i) an event of default (which includes the occurrence of (a) certain bankruptcy or insolvency events with respect to any future property manager or (b) the instituting of any proceeding against any future property manager seeking liquidation of its assets), (ii) the failure by the borrower after the end of two consecutive calendar quarters to maintain a DSCR of 1.15x until the DSCR is at least equal to 1.20x for two consecutive calendar quarters or (iii) the commencement of a Lease Sweep Period. In addition, a full excess cash sweep will commence upon the occurrence of clause (i) or (ii).

A “Lease Sweep Period” will commence on the first payment date following: (i) the date by which a tenant under a Major Lease is required to give notice of its intent not to exercise a renewal option, (ii) any Major Lease is surrendered, canceled or terminated prior to its then current expiration date, (iii) any tenant under a Major Lease discontinues or gives notice that it intends to discontinue its business, unless the tenant has an investment grade rating, (iv) the occurrence and continuance of an event of default under any Major Lease or (v) the occurrence of (a) any tenant under a Major Lease admitting in writing its inability to pay its debts or (b) the instituting of any proceeding against or with respect to any tenant under a Major Lease seeking liquidation of its assets.

A “Major Lease” is the Bed Bath & Beyond lease or any other future or replacement lease which covers 25,000 or more rentable square feet of all or a portion of the improvements demised under the Bed Bath & Beyond lease.

Initial Reserves.    At closing, the borrower deposited (i) $426,250 into a real estate tax reserve account and (ii) $750,000 into a tenant improvement and leasing commission reserve account for future rollover.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $38,750, (ii) $7,858 into a replacement reserve, subject to a cap of $195,000 and (iii) $13,549 into a TI/LC reserve account, subject to a cap of $162,583. The monthly TI/LC reserve will not be required and, provided no event of default exists, the then remaining balance of the TI/LC reserve funds shall be returned to the borrower upon achieving an 80.0% occupancy of in-line space by tenants with lease terms of at least two years. The borrower will be required to deposit monthly insurance reserves equal to 1/12 of the estimated annual insurance premiums upon (i) an event of default or (ii) failure by the borrower to maintain

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1960 US Highway 70 Southeast Hickory, NC 28602	Collateral Asset Summary – Loan No. 3 Valley Hills Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 69.5% 1.56x 9.8%

insurance under an acceptable blanket insurance policy. In addition, during a Lease Sweep Period, excess cash will be deposited into the Special Rollover reserve account for future rollover.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    The Valley Hills Mall Loan documents permit future mezzanine debt subject to, among other things, (i) a combined LTV of less than or equal to 70.0% and (ii) a combined DSCR of at least 1.65x.

Partial Release.    Commencing after the lockout expiration date, the borrower may obtain the release of certain non-income producing parcels (as identified in the loan agreement) and the release of one or more income producing release parcels known as (a) the Bed Bath & Beyond parcel, (b) the h.h. gregg parcel and (c) the Outparcel Strip Center (which parcel currently has three tenants in occupancy (Wild Wok, Cold Stone Creamery and Oreck Vacuum) and consists of 13,348 sq. ft.), provided, among other things, (i) after giving effect to the release, (A) the DSCR is not less than 1.60x and (B) the LTV ratio is not greater than 63.0% and (ii) with regards to the release of an income producing release parcel (a) the borrower is required to effect a partial defeasance, including delivery of defeasance collateral in an amount at least equal to 115% of the allocated loan amount for such income producing release parcel and (b) the release is in connection with a sale of the income producing release parcel pursuant to an arm’s length sale to a third party not affiliated with the borrower or the sponsor.  The allocated loan amounts are as follows: Bed, Bath & Beyond parcel, $2,700,000; h.h.gregg parcel, $1,900,000; Outparcel Strip Center, $1,500,000.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1960 US Highway 70 Southeast Hickory, NC 28602	Collateral Asset Summary – Loan No. 3 Valley Hills Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 69.5% 1.56x 9.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1960 US Highway 70 Southeast Hickory, NC 28602	Collateral Asset Summary – Loan No. 3 Valley Hills Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 69.5% 1.56x 9.8%

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1960 US Highway 70 Southeast Hickory, NC 28602	Collateral Asset Summary – Loan No. 3 Valley Hills Mall	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$68,000,000 69.5% 1.56x 9.8%

CARTIFACT
Valley Hills Mall
1960 US Highway 70 Southeast
Hickory, NC 28602
Hickory
Bethleham
Granite Falls
Rhodhiss
Lake Hickory
Long View
Hildebran
Conover
Newton
Maiden
Hickory Regional Airport
Lenoir-Rhyne College
Catawba Valley Community College
Henry River Golf Club
Catawba Country Club
Riverbend Park
Rock Barn Golf & Spa
Southside Park
Bakers Mountain Park
VIRGINIA
TENNESSEE
NORTH CAROLINA
SOUTH CAROLINA
Charlotte
Winston-Salem
Greensboro
Statesville
Asheville
Greenville
Spartanburg
Gastonia
Concord

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, OH	Collateral Asset Summary – Loan No. 4 Hackman Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 69.4% 1.93x 13.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, OH	Collateral Asset Summary – Loan No. 4 Hackman Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 69.4% 1.93x 13.1%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of 19 properties
Loan Purpose:	Acquisition		Property Type:	Warehouse / Flex Industrial
Sponsor:	Hackman Capital Partners, LLC;		Collateral:	Fee Simple
	Michael D. Hackman		Location:	Various, OH
Borrower:	Ohio Industrial Owner I, LLC		Year Built / Renovated:	Various / NAP
Original Balance:	$61,000,000		Total Sq. Ft.:	2,095,405
Cut-off Date Balance:	$61,000,000		Property Management:	West Shell Commercial, Inc.; AWS
% by Initial UPB:	4.7%			Commercial, LLC; Adena
Interest Rate:	4.3600%			Commercial, LLC, each doing
Payment Date:	6th of each month			business as Colliers International
First Payment Date:	August 6, 2013		Underwritten NOI:	$7,969,700
Maturity Date:	July 6, 2023		Underwritten NCF:	$7,048,061
Amortization:	360 months		“As-is” Appraised Value:	$87,840,000
Additional Debt(1):	Future Mezzanine Debt Permitted		“As-is” Appraisal Date:	April 2013
Call Protection(2):	L(24), D(92), O(4)		“As Stabilized” Appraised Value(4):	$91,890,000
Lockbox / Cash Management:	Hard / Springing		“As Stabilized” Appraisal Date(4):	April 1, 2017

Reserves(3)			Historical NOI
	Initial	Monthly	2012 NOI:	$7,115,105 (December 31, 2012)
Taxes:	$148,711	$194,293	2011 NOI:	$6,120,136 (December 31, 2011)
Insurance:	$0	Springing	2010 NOI:	$7,866,071 (December 31, 2010)
Replacement:	$0	$26,193
TI/LC:	$572,383	$64,608	Historical Occupancy
Required Repairs:	$456,756	NAP	Current Occupancy(5):	82.1% (June – July 2013)
Rent Abatement:	$98,370	$0	2012 Occupancy:	80.9% (December 31, 2012)
			2011 Occupancy:	83.9% (December 31, 2011)
Financial Information			2010 Occupancy:	83.6% (December 31, 2010)
Cut-off Date Balance / Sq. Ft.:		$29
(1)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(2)   Partial release is permitted. See “Partial Release” herein.
(3)   See “Initial Reserves” and “Ongoing Reserves” herein.
(4)   The “As Stabilized” LTV is 66.4% based on 10 of the Hackman Industrial Portfolio Properties achieving stabilized occupancies ranging from 82.0% to 97.0%.
(5)   Current Occupancy includes Cintas, which signed a lease for 25,600 sq. ft. at the 6820-6838 Fairfield Business Center property, and MicroTek, which signed a lease for 18,362 sq. ft. at the 10150-10188 International Boulevard and 5549-5585 Spellmire Drive property. Cintas and MicroTek are expected to take occupancy in June 2013 and July 2013, respectively.

Balloon Balance / Sq. Ft.:		$23
Cut-off Date LTV:		69.4%
Balloon LTV:		55.9%
Underwritten NOI DSCR:		2.18x
Underwritten NCF DSCR:		1.93x
Underwritten NOI Debt Yield:		13.1%
Underwritten NCF Debt Yield:		11.6%
Underwritten NOI Debt Yield at Balloon:		16.2%
Underwritten NCF Debt Yield at Balloon:		14.4%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, OH	Collateral Asset Summary – Loan No. 4 Hackman Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 69.4% 1.93x 13.1%

Property Name	City	Sq. Ft.	Year Built	Allocated Loan Amount	“As-is” Appraised Value	Occupancy(1)
Cleveland Properties
30301 Carter Street	Solon	219,574	1972	$6,659,722	$9,590,000	100.0%
1842 Enterprise Parkway	Twinsburg	197,565	2000	$6,131,944	$8,830,000	80.0%
13675 and 13325 Darice Parkway	Strongsville	179,690	1998	$5,423,611	$7,810,000	100.0%
13500 Darice Parkway	Strongsville	85,912	1999	$4,750,000	$6,840,000	100.0%
5335 Avion Park Drive	Highland Heights	75,167	1994	$3,513,889	$5,060,000	79.8%
28900 Fountain Parkway	Solon	108,700	1997	$3,215,278	$4,630,000	46.0%
6161 Cochran Road	Solon	62,400	1978	$1,701,389	$2,450,000	100.0%
1864 Enterprise Parkway	Twinsburg	66,109	1974	$1,520,833	$2,190,000	100.0%
5901 Harper Road	Solon	55,408	1970	$1,319,444	$1,900,000	100.0%
6661 Cochran Road	Solon	39,000	1979	$909,722	$1,310,000	53.8%
Sub-total / Wtd. Avg.		1,089,525		$35,145,832	$50,610,000	87.9%

Columbus Properties
2787-2805 and 2829-2843 Charter Street	Columbus	316,952	1999	$7,666,668	$11,040,000	69.8%
3940 and 4000 Gantz Road	Grove City	199,110	1997	$4,937,500	$7,110,000	84.7%
2190-2200 Westbelt Drive	Columbus	95,516	1986	$1,736,111	$2,500,000	73.4%
Sub-total / Wtd. Avg.		611,578		$14,340,279	$20,650,000	75.2%

Cincinnati Properties
10150-10188 International Blvd. and 5549-5585 Spellmire Dr.	West Chester	152,136	1987	$4,465,278	$6,430,000	77.0%
9021-9035 Meridian Way	West Chester	55,000	2000	$2,409,722	$3,470,000	72.0%
6820-6838 Fairfield Business Center	Fairfield	75,856	1990	$1,791,667	$2,580,000	67.1%
6245 Creek Road	Blue Ash	53,210	1971	$1,111,111	$1,600,000	100.0%
11815 Highway Drive	Sharonville	30,000	1991	$1,111,111	$1,600,000	100.0%
11785 Highway Drive	Sharonville	28,100	1991	$625,000	$900,000	37.0%
Sub-total / Wtd. Avg.		394,302		$11,513,889	$16,580,000	76.4%

Total / Wtd. Avg.		2,095,405		$61,000,000	$87,840,000	82.1%

(1)	Occupancy based on rent rolls dated June and July 2013.

Tenant Summary
Tenant	Property	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area	U/W Base Rent PSF	% of Total U/W Base Rent	Lease Expiration
Home Depot	30301 Carter Street	219,574	10.5%	$3.86	9.5%	4/30/2018
Nexeo Solutions, LLC	1842 Enterprise Parkway	158,000	7.5%	$5.77	10.2%	4/30/2016(1)
HMI Industries, Inc.	13675 and 13325 Darice Parkway	79,991	3.8%	$5.28	4.7%	1/31/2018
Bioscrip Pharmacy Services, Inc.	2787-2805 and 2829-2843 Charter Street	74,780	3.6%	$6.65	5.6%	3/31/2018
The Stanley Works	5335 Avion Park Drive	60,000	2.9%	$5.65	3.8%	12/31/2017
Total Major Tenants		592,345	28.3%	$5.09	33.8%
Remaining Tenants		1,126,958	53.8%	$5.27	66.2%
Total Occupied Collateral		1,719,303	82.1%	$5.21	100.0%
Vacant		376,102	17.9%
Total		2,095,405	100.0%

(1)
Nexeo Solutions, LLC has 129,600 sq. ft. expiring April 30, 2016 and 28,400 sq. ft. that is rented on a month to month basis. Nexeo Solutions, LLC has the option to terminate its month to month space with 30 days prior notice.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, OH	Collateral Asset Summary – Loan No. 4 Hackman Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 69.4% 1.93x 13.1%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	1	28,400	1.4%	28,400	1.4%	$5.25	1.7%	1.7%
2013	11	129,025	6.2%	157,425	7.5%	$4.86	7.0%	8.7%
2014	10	159,983	7.6%	317,408	15.1%	$5.54	9.9%	18.6%
2015	14	141,425	6.7%	458,833	21.9%	$6.81	10.8%	29.3%
2016	9	247,614	11.8%	706,447	33.7%	$5.37	14.9%	44.2%
2017	7	180,132	8.6%	886,579	42.3%	$4.93	9.9%	54.1%
2018	15	620,976	29.6%	1,507,555	71.9%	$4.73	32.8%	86.9%
2019	3	86,561	4.1%	1,594,116	76.1%	$6.89	6.7%	93.6%
2020	0	0	0.0%	1,594,116	76.1%	$0.00	0.0%	93.6%
2021	1	25,600	1.2%	1,619,716	77.3%	$5.00	1.4%	95.0%
2022	1	50,000	2.4%	1,669,716	79.7%	$5.65	3.2%	98.1%
2023	1	49,587	2.4%	1,719,303	82.1%	$3.35	1.9%	100.0%
Thereafter	0	0	0.0%	1,719,303	82.1%	$0.00	0.0%	100.0%
Vacant	NAP	376,102	17.9%	2,095,405	100.0%	NAP	NAP
Total / Wtd. Avg.	73	2,095,405	100.0%			$5.21	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule or the stacking plan.

The Loan.    The Hackman Industrial Portfolio loan (the “Hackman Industrial Portfolio Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in 19 warehouse and flex industrial properties totaling 2,095,405 sq. ft. located in the Cleveland, Columbus and Cincinnati, Ohio areas (the “Hackman Industrial Portfolio Properties”) with an original principal balance of $61.0 million. The Hackman Industrial Portfolio Loan has a 10-year term and amortizes on a 30-year schedule. The Hackman Industrial Portfolio Loan accrues interest at a fixed rate equal to 4.3600% and has a cut-off date balance of $61.0 million. Loan proceeds, along with approximately $22.8 million in equity from the sponsors, were used to acquire the property for approximately $81.3 million, fund upfront reserves of approximately $1.3 million and pay closing costs of approximately $1.2 million. Based on the “As-is” appraised value of approximately $87.8 million as of April 2013, the cut-off date LTV is 69.4% and the remaining implied equity is approximately $26.8 million. Based on the “As Stabilized” appraised value of approximately $91.89 million as of April 1, 2017, the “As Stabilized” LTV is 66.4%. The most recent prior financing of the Hackman Industrial Portfolio Properties was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$61,000,000	72.8%	Purchase Price	$81,307,675	97.0%
Sponsor Equity	$22,804,872	27.2%	Reserves	$1,276,220	1.5%
			Closing Costs	$1,220,977	1.5%
Total Sources	$83,804,872	100.0%	Total Uses	$83,804,872	100.0%

The Borrower / Sponsor.    The borrower, Ohio Industrial Owner I, LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The borrower is owned by a joint venture owned 50.0% by real estate investment funds controlled by Square Mile (collectively, the “Square Mile IV Funds”) and 50.0% by affiliates of Hackman Capital Partners, LLC. Square Mile IV Funds and Hackman Capital Partners, LLC jointly control the borrower. The nonrecourse carve-out guarantors are Hackman Capital Partners, LLC and Michael D. Hackman, on a joint and several basis. Square Mile IV Funds have been pre-approved as replacement guarantors on a joint and several basis.

Hackman Capital Partners, LLC is a privately-held investment firm with more than 26 years of experience based in Los Angeles, California. Founded by Michael D. Hackman, the company leverages a dual-asset platform to source opportunities in both real estate and equipment marketplaces. Since 1986, Hackman Capital Partners, LLC has acquired more than $1.0 billion of property on behalf of its affiliates and currently manages a national portfolio of more than 100 facilities totaling in excess of 18.0 million sq. ft. and 1,300 acres of developable land.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, OH	Collateral Asset Summary – Loan No. 4 Hackman Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 69.4% 1.93x 13.1%

The Properties.    The Hackman Industrial Portfolio Properties consist of the borrower’s fee interests in 19 industrial properties totaling 2,095,405 sq. ft. The Hackman Industrial Portfolio Properties are each located in Ohio, 10 of which are in the Cleveland area (the “Cleveland Properties”), three of which are located in the Columbus area (the “Columbus Properties”) and six of which are located in the Cincinnati area (the “Cincinnati Properties”). Approximately 52.0% of the Hackman Industrial Portfolio Properties net rentable area and 55.0% of the underwritten base rent is concentrated in the Cleveland Properties, 29.2% of the net rentable area and 22.6% of the underwritten base rent in the Columbus Properties, and 18.8% of the net rentable area and 22.4% of the underwritten base rent in the Cincinnati Properties. Of the total Hackman Industrial Portfolio Properties net rentable area, 90.0% is warehouse and 10.0% is flex space.

The Hackman Industrial Portfolio Properties are currently 82.1% leased to 72 tenants at an average rental rate of $5.21 PSF. While 100.0% of the leases roll during the Hackman Industrial Portfolio Loan term, the average lease is just 23,552 sq. ft., or 1.1% of the total Hackman Industrial Portfolio Properties net rentable area. Approximately 36.8% of the Hackman Industrial Portfolio Properties total net rentable area is leased to tenants that have been in occupancy for ten years or longer and 55.0% of the total net rentable area is leased to tenants that have been in occupancy for five years or longer.

The Hackman Industrial Portfolio Properties were originally developed and owned by Duke Realty Corporation (NYSE: DRE). The California State Teachers Retirement System, with First Industry Realty Trust (NYSE: FR) acting as an advisor, acquired the Hackman Industrial Portfolio Properties in 2006 as part of a larger $1.0 billion portfolio acquisition.

Environmental Matters.    The Phase I environmental reports dated March and April 2013 recommended the development and implementation of an asbestos operation and maintenance plans at the 1864 Enterprise Parkway property, 5901 Harper Road property, 6161 Cochran Road property, 6245 Creek Road property, 6661 Cochran Road property and 30301 Carter Street property, all of which currently have plans in place. The Phase I environmental reports dated March and April 2013 recommended no further action at the remaining Hackman Industrial Portfolio Properties.

Major Tenants.

Home Depot (219,574 sq. ft., 10.5% of NRA, 9.5% of U/W Base Rent, rated A-/A3/A- by Fitch/Moody’s/S&P) Founded in 1978, Home Depot (NYSE: HD) is the world’s largest home improvement specialty retailer with more than 2,200 retail stores in the United States, Canada and Mexico. For fiscal year 2012, Home Depot reported retail sales of $74.8 billion and earnings of $4.5 billion.

Home Depot has occupied 100.0% of the net rentable area at the 30301 Carter Street property since 1999 and uses its space as a distribution center. In 2008, Home Depot renewed its lease which runs through April 30, 2018. In 2008, Home Depot invested approximately $1.5 million in lighting upgrades at the 30301 Carter Street property. Home Depot has one five-year renewal option with written notice given by April 30, 2017 at the greater of (i) the base rent last prevailing under the lease or (ii) the fair market rental value of the premises for the extension term. Annual rent will increase 2% each year during the extension term.

Nexeo Solutions, LLC (158,000 sq. ft., 7.5% of NRA, 10.2% of U/W Base Rent, rated B1/B+ by Moody’s/S&P) Nexeo Solutions, LLC (“Nexeo”) is a global distributor of chemicals, plastics and composite raw materials operating primarily in North America and also in over 70 countries worldwide. Nexeo offers over 27,000 products and connects a network of over 1,100 suppliers with a diverse base of more than 27,000 customers across a broad range of industries. For fiscal year 2012, Nexeo reported over $4.0 billion in sales and total assets of approximately $1.5 billion.

Nexeo has occupied 129,600 sq. ft. at the 1842 Enterprise Parkway property since 1999 and expanded into an additional 28,400 sq. ft. on a month to month basis in 2011. Nexeo can terminate its month to month space with 30 days notice. Nexeo’s lease on its original space runs through April 30, 2016 and the tenant has one five-year renewal option with written notice given by July 31, 2015 at the greater of (i) the base rent prevailing under the lease or (ii) the fair market rental value of the premises for the extension term.

HMI Industries, Inc. (79,991 sq. ft., 3.8% of NRA, 4.7% of U/W Base Rent) HMI Industries, Inc. (“HMI”) has operated for 85 years as a filtration manufacturing company. HMI manufactures FilterQueen Indoor Air Quality Systems at the 13675 and 13325 Darice Parkway property and has occupied 44.5% of the property’s net rentable area since 1999. HMI’s current lease runs through January 31, 2018.

The Market.

Cleveland Properties Market.    Cleveland, Ohio is at the center of the nation’s largest concentration of industrial and consumer markets. The city is home to more than 100 offices of motor freight carrier companies including three railroads: Norfolk Southern, CSX Transportation and Wheeling and Lake Erie Railroad. Approximately 1,200 miles of interstate run through the Cleveland-Elyria-Mentor metropolitan statistical area, including I-71, I-77, I-90, I-271, I-480 and I-490. As of Q1 2013, the Cleveland industrial market contained

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, OH	Collateral Asset Summary – Loan No. 4 Hackman Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 69.4% 1.93x 13.1%

nearly 478.3 million rentable sq. ft. and had an overall vacancy rate of 8.7%, a 0.4% decrease over the prior quarter. Warehouse projects reported a vacancy rate of 8.5%, a 0.3% quarter over quarter decrease. Overall market average asking lease rates increased 0.8% over the same period to $3.59 PSF, with average asking lease rates for warehouse projects at $3.33 PSF, a 0.9% increase over the prior quarter. The subsequent chart details the Cleveland Properties performance against the Cleveland market.

Cleveland Properties Market Summary(1)
Property Name	Location	Property Subtype	Submarket	Submarket Vacancy	Market Rate (PSF)
30301 Carter Street	Solon	Warehouse	Solon	5.0%	$4.68
1842 Enterprise Parkway	Twinsburg	Warehouse	Twinsburg/Aurora	6.8%	$4.45
13675 and 13325 Darice Parkway	Strongsville	Warehouse	Strongsville/North Royalton	5.5%	$4.81
13500 Darice Parkway	Strongsville	Warehouse	Strongsville/North Royalton	5.5%	$4.81
5335 Avion Park Drive	Highland Heights	Warehouse	East	8.0%	$5.08
28900 Fountain Parkway	Solon	Warehouse	Solon	5.0%	$4.68
6161 Cochran Road	Solon	Warehouse	Solon	5.0%	$4.68
1864 Enterprise Parkway	Twinsburg	Warehouse	Twinsburg/Aurora	6.8%	$4.45
5901 Harper Road	Solon	Warehouse	Solon	5.0%	$4.68
6661 Cochran Road	Solon	Warehouse	Solon	5.0%	$4.68
(1)	Source: Appraisal and market research report.

Columbus Properties Market.    The Columbus, Ohio metropolitan statistical area encompasses 10 counties and is the second fastest growing metropolitan statistical area in the Midwest. Columbus is well connected to Norfolk, Virginia, Baltimore, Maryland and Wilmington, North Carolina via freight rail. Approximately 47% of the US population is within a one-day truck drive to Columbus, providing greater reach than most other major distribution centers in the United States. As of Q1 2013, the Columbus industrial market contained over 254.8 million rentable sq. ft. and had an overall vacancy rate of 10.1%, a 0.4% decrease over the prior quarter. Warehouse projects reported a vacancy rate of 10.0%, a 0.6% quarter over quarter increase. Overall market average asking lease rates increased 0.6% over the same period to $3.16 PSF, with average asking lease rates for warehouse projects at $2.95 PSF, unchanged over the prior quarter. The subsequent chart details the Columbus Properties performance against the Columbus market.

Columbus Properties Market Summary(1)
Property Name	Location	Property Subtype	Submarket	Submarket Vacancy	Market Rate (PSF)
2787-2805 and 2829-2843 Charter Street	Columbus	Warehouse	Hilliard	18.3%	$2.74
3940 and 4000 Gantz Road	Grove City	Warehouse	Southwest Columbus	8.0%	$3.30
2190-2200 Westbelt Drive	Columbus	Warehouse	Hilliard	18.3%	$2.74
(1)	Source: Appraisal and market research report.

Cincinnati Properties Market.    With a population of over 2.1 million people, the Cincinnati, Ohio metropolitan statistical area is the 24th largest metropolitan area in the United States. Cincinnati is home to six Fortune 500 companies and a broad range of industries including aerospace, bioscience, chemistry, automotive production, consumer products, marketing and financial services. Roughly 44% of the nation’s manufacturing is located within 600 miles of Cincinnati as well as 43% of the US population. As of Q1 2013, the Cincinnati industrial market contained over 293.5 million rentable sq. ft. and had an overall vacancy rate of 8.6%, a 0.3% decrease over the prior quarter. Warehouse projects reported a vacancy rate of 8.4%, a 0.4% quarter over quarter decrease. Overall market average asking lease rates increased 0.6% over the same period to $3.43 PSF, with average asking lease rates for warehouse projects at $3.26 PSF, a 0.6% increase over the prior quarter. The subsequent chart details the Cincinnati Properties performance against the Cincinnati market.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, OH	Collateral Asset Summary – Loan No. 4 Hackman Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 69.4% 1.93x 13.1%

Cincinnati Properties Market Summary(1)
Property Name	Location	Property Subtype	Submarket	Submarket Vacancy	Market Rate (PSF)
10150-10188 International Blvd. and 5549-5585 Spellmire Dr.	West Chester	Flex	Tri-County	20.0%	$6.56
9021-9035 Meridian Way	West Chester	Warehouse	Tri-County	11.5%	$3.17
6820-6838 Fairfield Business Center	Fairfield	Warehouse	Hamilton/Fairfield	8.7%	$3.12
6245 Creek Road	Blue Ash	Warehouse	I-71 North	9.9%	$3.43
11815 Highway Drive	Sharonville	Flex	Tri-County	20.0%	$6.56
11785 Highway Drive	Sharonville	Flex	Tri-County	20.0%	$6.56
(1)	Source: Appraisal and market research report.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W PSF
Base Rent(1)	$8,769,936	$8,291,866	$8,043,221	$9,057,397	$4.32
Value of Vacant Space	0	0	0	1,813,376	0.87
Gross Potential Rent	$8,769,936	$8,291,866	$8,043,221	$10,870,774	$5.19
Total Recoveries	2,263,945	2,351,133	2,882,063	3,311,312	1.58
Total Other Income	219,366	69,972	33,086	0	0.00
Less: Vacancy(2)	0	0	0	(1,813,376)	(0.87)
Effective Gross Income	$11,253,247	$10,712,971	$10,958,370	$12,368,709	$5.90
Total Operating Expenses	3,387,176	4,592,835	3,843,265	4,399,009	2.10
Net Operating Income	$7,866,071	$6,120,136	$7,115,105	$7,969,700	$3.80
TI/LC	0	0	0	607,328	0.29
Capital Expenditures	0	0	0	314,311	0.15
Net Cash Flow	$7,866,071	$6,120,136	$7,115,105	$7,048,061	$3.36

(1)	U/W Base Rent includes $102,709 in contractual step rent through June 2014.
(2)	U/W Vacancy represents 12.8% of gross income.

Property Management.    The Hackman Industrial Portfolio Properties are managed by West Shell Commercial, Inc., AWS Commercial, LLC and Adena Commercial, LLC, each doing business as Colliers International.

Lockbox / Cash Management.    The Hackman Industrial Portfolio Loan is structured with a hard lockbox and springing cash management. Funds deposited into the clearing account are swept on a daily basis into the borrower’s operating account, unless a Trigger Period (as defined below) is continuing, in which event such funds will be swept on a daily basis into a cash management account under the control of the lender and disbursed in accordance with the Hackman Industrial Portfolio Loan documents.

A “Trigger Period” will commence upon the occurrence of any of the following: (i) an event of default, (ii) the debt service coverage ratio for the trailing 12-month period is less than 1.15x as of the last day the calendar quarter or (iii) so long as any mezzanine loan is outstanding. A Trigger Period will end upon (x) with respect to clause (i), if the event of default has been cured, (y) with respect to clause (ii), if the debt service coverage ratio is at least 1.20x for two consecutive calendar quarters (provided that the borrower may at any time terminate a Trigger Period under clause (ii) by making a cash deposit in an amount, or delivering a letter of credit having a face amount, sufficient to achieve a debt service coverage ratio of 1.20x) or (z), with respect to clause (iii), no mezzanine loan is outstanding.

Initial Reserves.    At closing, the borrower deposited (i) $148,711 into a tax reserve account, (ii) $572,383 into the TI/LC reserve account for outstanding tenant improvement obligations, (iii) $456,756 into a required repairs reserve and (iv) $98,370 into a rent abatement reserve (to replicate monthly rental payments with respect to leases that are in a free rent or rent abatement periods).

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $194,293 into a tax reserve account, (ii) $26,193 into a capital expenditure account and (iii) $64,608 into a TI/LC reserve account which is capped at $2,500,000.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, OH	Collateral Asset Summary – Loan No. 4 Hackman Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 69.4% 1.93x 13.1%

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    In connection with an assumption, the equity holders of the transferee borrower will be permitted to obtain mezzanine debt from an approved mezzanine lender secured by a pledge in the equity interest in the borrower, provided that: (i) such mezzanine loan shall be in an amount that when added to the Hackman Industrial Portfolio Loan will result at the time such mezzanine loan is originated in (a) a combined loan to value that is no greater than 75.0%, (b) a combined debt service coverage ratio (utilizing the actual debt service of both the Hackman Industrial Portfolio Loan and the proposed mezzanine loan) of not less than 1.55x, and (c) a combined debt yield (based upon the underwritten net cash flow as of the most recently completed calendar month and the combined amount of the Hackman Industrial Portfolio Loan and the proposed mezzanine loan) of no less than 9.4%, (ii) such mezzanine loan may be secured only by collateral that is not collateral for the Hackman Industrial Portfolio Loan, (iii) such mezzanine loan must be coterminous with the Hackman Industrial Portfolio Loan, (iv) such mezzanine loan and organizational structure of the mezzanine borrower will otherwise be on terms and conditions acceptable to the lender and in accordance with rating agency requirements, (v) creates no obligations or liabilities on the part of the borrower and results in no liens on any portion of the properties, (vi) such mezzanine lender shall enter into an intercreditor agreement with lender satisfactory in all respects to the lender and any applicable rating agency, and (vii) in connection with such approved mezzanine loan, rating agency confirmations are delivered to the lender.

Partial Release.    After the expiration of the lockout period, the borrower may release an individual property or properties from the Hackman Industrial Portfolio Loan in connection with an arm’s length sale by defeasing the Hackman Industrial Portfolio Loan by an amount equal to a release price (the “Release Price”) of (x) the greater of (a) 115% of the allocated loan amount of the subject property or properties, or (b) 90% of the net sales proceeds of the property, plus (y) the amount, if any, necessary for the ratio of the unpaid principal balance of the Hackman Industrial Properties Loan to the value of the remaining properties to be at least equal to 125% (such value to be determined, in the lender’s sole discretion, by any commercially reasonable method permitted to a REMIC), and subject to terms and conditions set forth in the Hackman Industrial Portfolio Loan documents, including but not limited to: (i) after release the aggregate debt service coverage ratio is no less than 1.55x and the debt yield is no less than 9.4%, (ii) no event of default under the Hackman Industrial Portfolio Loan shall have occurred and be continuing and (iii) such release shall comply with all other REMIC and other requirements which are customary for securitized loans. Borrower may achieve the Release Price (if sales proceeds will not be sufficient) and/or satisfy the foregoing DSCR test by paying (from equity) to defease the Hackman Industrial Portfolio Loan in the amount necessary to achieve the Release Price and/or satisfy the debt service coverage ratio requirements as stated in clause (i) above.

The borrower was unable to complete a subdivision of the property located at 13500 Darice Parkway (the “Darice Property”) into three separate parcels prior to the closing date. Since the lender did not initially intend to include two of the separate parcels (the “Excess Parcels”) as collateral for the Hackman Industrial Portfolio Loan, the lender agreed that upon completion of such subdivision in accordance with the Hackman Industrial Portfolio Loan documents, the borrower would have the right to obtain releases of the Excess Parcels without payment of a release price. The Excess Parcels were not included in the appraisal for the Darice Property and the cash flow from the Excess Parcels was not included in any underwriting calculations for the Hackman Industrial Portfolio Loan. The borrower anticipates completing the subdivision process within 60 days of closing. In order to ensure compliance with REMIC requirements, such releases are permitted only to the extent that the ratio of the unpaid principal balance of the Hackman Industrial Portfolio Loan at the time of the release to the value of the remaining properties is no more than 125% (and as long as the appraisals for the remaining properties used at closing are no older than 120 days at the time of the release, no new appraisals will be required).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various, OH	Collateral Asset Summary – Loan No. 4 Hackman Industrial Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$61,000,000 69.4% 1.93x 13.1%

LAKE ERIE
Euclid
Wickliffe
Highland Heights
East Cleveland
Cleveland Heights
DOWNTOWN
Cleveland
Lakewood
Shaker Heights
Mayfield Heights
Beachwood
Woodmere
Fairview Park
Brooklyn
Warrensville Heights
Solon
Parma
Bedford
Seven Hills
Berea
Middleburg Heights
Walton Hills
North Royalton
Oakwood
Broadview Heights
Brecksville
Strongsville
Twinsburg
Cuyahoga Valley National Park
Brunswick
Richfield
Hudson
Montrose-Ghent
Stow
Cuyahoga Falls
Medina
Tallmadge
Copley
Akron
Riverlea
Minerva Park
Hilliard
Upper Arlington
NORTH CENTRAL COLUMBUS
CROSSCREEK
Grandview Heights
Columbus
Lincoln Village
DOWNTOWN
Bexley
Whitehall
HILLTOP
MERION VILLAGE
Grove City
Obetz
Groveport
BUTLER COUNTY REGIONAL AIRPORT
West Chester
Fairfield
Forest Park
Tri-county Mall
Sharonville
Blue Ash
BLUE ASH AIRPORT
Cincinnati

HACKMAN INDUSTRIAL PORTFOLIO

1	30301 Carter Street	Solon	11	2787-2805 and 2829-2843 Charter Street	Columbus
2	1842 Enterprise Parkway	Twinsburg	12	3940 and 4000 Gantz Road	Grove City
3	13675 and 13325 Darice Parkway	Strongsville	13	2190-2200 Westbelt Drive	Columbus
4	13500 Darice Parkway	Strongsville	14	10150-10188 International Blvd. and 5549-5585 Spellmire Dr.	West Chester
5	5335 Avion Park Drive	Highland Heights	15	9021-9035 Meridian Way	West Chester
6	28900 Fountain Parkway	Solon	16	6820-6838 Fairfield Business Center	Fairfield
7	6161 Cochran Road	Solon	17	6245 Creek Road	Blue Ash
8	1864 Enterprise Parkway	Twinsburg	18	11815 Highway Drive	Sharonville
9	5901 Harper Road	Solon	19	11785 Highway Drive	Sharonville
10	6661 Cochran Road	Solon			

CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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5802 and 5900 East Virginia Beach Boulevard Norfolk, VA 23502	Collateral Asset Summary – Loan No. 5 JANAF Shopping Yard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 68.3% 1.33x 9.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5802 and 5900 East Virginia Beach Boulevard Norfolk, VA 23502	Collateral Asset Summary – Loan No. 5 JANAF Shopping Yard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 68.3% 1.33x 9.8%

Mortgage Loan Information				Property Information
Loan Seller:	KeyBank National Association			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Anchored Retail
Sponsor:	Ronald N. Weiser; Ronald N. Weiser			Collateral(3):	Fee Simple / Leasehold
	Trust u/a/d June 7, 1983			Location:	Norfolk, VA
Borrower:	JANAF Shopping Center, LLC; JANAF			Year Built / Renovated:	1959, 1971 / 1995, 2003
	Shops, LLC			Total Sq. Ft.:	678,787
Original Balance:	$60,000,000			Total Collateral Sq. Ft.(4):	530,838
Cut-off Date Balance:	$60,000,000			Property Management:	McKinley Inc.
% by Initial UPB:	4.6%			Underwritten NOI:	$5,861,702
Interest Rate:	4.4900%			Underwritten NCF:	$5,330,538
Payment Date:	1st of each month			Appraised Value:	$87,900,000
First Payment Date:	August 1, 2013			Appraisal Date:	May 9, 2013
Maturity Date:	July 1, 2023
Amortization:	300 months			Historical NOI
Additional Debt:	None			Most Recent NOI:	$6,102,649 (T-12 April 30, 2013)
Call Protection:	L(24), D(93), O(3)			2012 NOI:	$6,176,372 (December 31, 2012)
Lockbox / Cash Management:	Hard /In Place			2011 NOI:	$6,321,745 (December 31, 2011)
				2010 NOI:	$5,675,285 (December 31, 2010)
Reserves(1)
	Initial		Monthly	Historical Occupancy(2)
Taxes:	$101,757		$50,879	Current Occupancy:	94.4% (May 14, 2013)
Insurance:	$0		Springing	2012 Occupancy:	95.9% (December 31, 2012)
Replacement:	$10,182		$10,182	2011 Occupancy:	98.5% (December 31, 2011)
TI/LC:	$29,166		$29,166	2010 Occupancy:	96.7% (December 31, 2010)
Ground Rent:	$10,639		$10,639	(1)	See “Initial Reserves” and “Ongoing Reserves” herein.
				(2)	Based on Total Collateral Sq. Ft. of 530,838.
Financial Information				(3)	See “The Property” herein.
Cut-off Date Balance / Sq. Ft.(2):		$113		(4)	Excludes 147,949 sq. ft. from 15 outparcel tenants who lease their respective parcels from the borrower and own their own improvements.
Balloon Balance / Sq. Ft.(2):		$83
Cut-off Date LTV:		68.3%
Balloon LTV:		50.1%
Underwritten NOI DSCR:		1.47x
Underwritten NCF DSCR:		1.33x
Underwritten NOI Debt Yield:		9.8%
Underwritten NCF Debt Yield:		8.9%
Underwritten NOI Debt Yield at Balloon:		13.3%
Underwritten NCF Debt Yield at Balloon:		12.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5802 and 5900 East Virginia Beach Boulevard Norfolk, VA 23502	Collateral Asset Summary – Loan No. 5 JANAF Shopping Yard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 68.3% 1.33x 9.8%

Tenant Summary
Tenant Mix	Ratings (Fitch/Moody’s/S&P)(1)	Total Sq. Ft.	% of Total Collateral Sq. Ft.	Lease Expiration	Annual U/W Base Rent PSF	Sales PSF(2)	Occupancy Cost (% of Sales)(2)

Anchor Tenants
Sports Authority	NR/B3/B-	42,500	8.0%	8/31/2016	$8.00	$97	9.7%
TJ Maxx	NR/A3/A	37,383	7.0%	1/31/2024	$7.50	$212	4.6%
Conway	NR/NR/NR	35,086	6.6%	12/31/2015	$8.00	$77	12.9%
Subtotal		114,969	21.7%		$7.84	$128	7.5%

Major Tenants
OfficeMax	NR/B2/NR	23,150	4.4%	1/31/2017	$11.00	$178	7.5%
K&G Men’s Company	NR/NR/NR	21,360	4.0%	2/29/2016	$9.00	NAP	NAP
U.S. Postal Service	AAA/Aaa/AA+	21,213	4.0%	8/31/2014	$12.00	NAP	NAP
Citi Trends	NR/NR/NR	20,858	3.9%	12/31/2015	$2.13	$87	7.5%
Dollar Tree	NR/NR/NR	19,599	3.7%	1/31/2021	$6.95	NAP	NAP
Petco	NR/B3/B	17,000	3.2%	6/30/2018	$12.00	NAP	NAP
Alko Distributors	NR/NR/NR	14,304	2.7%	8/31/2016	$11.00	$101	14.4%
Barefeet	NR/NR/NR	13,892	2.6%	12/31/2021	$10.00	$119	12.1%
Shoe Carnival Inc.	NR/NR/NR	12,000	2.3%	1/31/2024	$12.50	$165	8.3%
Woodcraft	NR/NR/NR	11,100	2.1%	2/28/2014	$4.57	$185	5.3%
Subtotal		174,476	32.9%		$9.07	$137	8.6%

In-line Tenants (<10,000 sq. ft.)(3)(4)		211,631	39.9%		$13.03	$212	9.0%
Total Occupied Collateral		501,076	94.4%		$10.46

Vacant		29,762	5.6%
Total Collateral		530,838	100.0%

Outparcels (Leasehold and Leased Fee)
15 Outparcel Tenants(5)		147,949			$7.46
Total		678,787

(1)	Certain ratings are those of the parent company whether or not the parent company guarantees the lease.
(2)	Sales PSF and Occupancy Cost provided by the borrower are as of December 31, 2012 and only include tenants that reported sales for a minimum of 12 months.
(3)	Annual U/W Base Rent PSF includes rent from two tenants whose rent has not yet commenced. National Vision rent commences August 1, 2013 and Hotdog Café rent commences September 15, 2013.
(4)
Sales PSF and Occupancy Cost include two leased fee retail outparcels whereby the tenant-owned collateral is 15,000 sq. ft, and one leasehold retail outparcel whereby the tenant-owned collateral is 2,830 sq. ft.

(5)
Annual U/W Base Rent PSF includes rent from a tenant whose rent has not yet commenced. Boater’s Warehouse (leasehold retail outparcel whereby the tenant-owns the collateral ) rent commences July 13, 2013.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5802 and 5900 East Virginia Beach Boulevard Norfolk, VA 23502	Collateral Asset Summary – Loan No. 5 JANAF Shopping Yard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 68.3% 1.33x 9.8%

Lease Rollover Schedule(1)
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.	% U/W Base Rent Rolling	Cumulative % of U/W Base Rent
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	3	8,802	1.7%	8,802	1.7%	$15.41	2.6%	2.6%
2014	21	85,423	16.1%	94,225	17.8%	$11.44	18.6%	21.2%
2015	13	93,624	17.6%	187,849	35.4%	$8.89	15.9%	37.1%
2016	11	107,948	20.3%	295,797	55.7%	$9.79	20.2%	57.3%
2017	9	44,127	8.3%	339,924	64.0%	$11.06	9.3%	66.6%
2018	6	44,189	8.3%	384,113	72.4%	$14.51	12.2%	78.8%
2019	2	18,181	3.4%	402,294	75.8%	$7.34	2.5%	81.3%
2020	1	5,000	0.9%	407,294	76.7%	$15.00	1.4%	82.8%
2021	4	37,925	7.1%	445,219	83.9%	$9.72	7.0%	89.8%
2022	2	6,474	1.2%	451,693	85.1%	$16.04	2.0%	91.8%
2023	0	0	0.0%	451,693	85.1%	$0.00	0.0%	91.8%
Thereafter	2	49,383	9.3%	501,076	94.4%	$8.71	8.2%	100.0%
Vacant	NAP	29,762	5.6%	530,838	100.0%	NAP	NAP
Total / Wtd. Avg.(2)	74	530,838	100.0%			$10.46	100.0%

(1)
Certain tenants have lease termination options that may become exercisable prior to the originally stated expiration date of the tenant lease and that are not considered in the lease rollover schedule.

(2)	Total / Wtd. Avg. excludes nine leased fee outparcel tenants and six leasehold outparcels which represent 147,949 sq. ft.

The Loan.    The JANAF Shopping Yard loan (the “JANAF Shopping Yard Loan”) is a fixed rate loan secured by the borrower’s fee simple and leasehold interest in the 530,838 sq. ft., anchored retail located at 5802 and 5900 East Virginia Beach Boulevard in Norfolk, Virginia (the “JANAF Shopping Yard Property”) with an original principal balance of $60.0 million. The JANAF Shopping Yard Loan has a 10-year term and amortizes on a 25-year schedule. The JANAF Shopping Yard Loan accrues interest at a fixed rate equal to 4.490% and has a cut-off date balance of $60.0 million. Loan proceeds were used to retire existing debt for approximately $55.4 million, fund upfront reserves of approximately $152,000, pay closing costs of $410,842, giving the borrower a return of equity of approximately $4.1 million.  Based on the appraised value of $87.9 million as of May 9, 2013, the cut-off date LTV is 68.3% and the remaining implied equity is $27.9 million. The most recent prior financing of the JANAF Shopping Yard Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$60,000,000	100.0%	Loan Payoff	$55,357,594	92.3%
			Reserves	$151,744	0.3%
			Closing Costs	$410,842	0.7%
			Return of Equity	$4,079,820	6.8%
Total Sources	$60,000,000	100.0%	Total Uses	$60,000,000	100.0%

The Borrower / Sponsor.    The borrowers are JANAF Shopping Center, LLC and JANAF Shops, LLC, each, a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in its organizational structure.  The sponsor of the borrowers and the nonrecourse carve-out guarantor is Ronald N. Weiser, both in his individual capacity and in his capacity as the trustee for the Ronald N. Weiser Trust u/a/d June 7, 1983.  Ronald Weiser founded McKinley Associates, Inc. (“McKinley”) in 1968.  The real estate investment company is privately owned and headquartered in Ann Arbor, Michigan.  McKinley has a real estate portfolio valued at $3.2 billion, which consists of over 34,000 multifamily units and over 21 million sq. ft. of commercial space.

The Property.    The JANAF Shopping Yard Property is a 678,787 sq. ft. multi-building anchored retail center located at the intersection of North Military Highway (US Route 13) and Virginia Beach Boulevard (US Route 58), in Norfolk, Virginia. The JANAF Shopping Yard Property benefits from its location near the intersection of North Military Highway (US Route 13) and East Virginia Beach Boulevard (US Route 58) which are reported to have local traffic counts of 46,000 and 25,000 vehicles per day, respectively. The JANAF Shopping Yard Property is located one mile north of the Military Highway Interchange with I-264 and less than one mile west of I-64.  Hampton Roads Transit provides bus service directly to the JANAF Shopping Yard Property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5802 and 5900 East Virginia Beach Boulevard Norfolk, VA 23502	Collateral Asset Summary – Loan No. 5 JANAF Shopping Yard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 68.3% 1.33x 9.8%

The JANAF Shopping Yard Property has three primary components: (i) Alpha parcel (13.18 acres, leasehold), (ii) Charlie, Delta, and Echo parcel (57.23 acres, fee simple) and (iii) six leasehold outparcels (10.17 acres) which are subleased to nine tenants.  The Charlie, Delta and Echo parcels include two leased fee office buildings (68,829 sq. ft.) and seven leased fee retail outparcels (37,926 sq. ft.).  The sponsor acquired the JANAF Shopping Yard Property in 1993 for $35.2 million and has since reportedly invested an additional $40.17 million resulting in a total estimated cost basis of $75.36 million.

The JANAF Shopping Yard Property currently includes total collateral net rentable area of 530,838 sq. ft. and is anchored by Sports Authority, TJ Maxx and Conway. Major tenants include OfficeMax, K&G Men’s Company, Citi Trends, Dollar Tree, Petco and Shoe Carnival Inc.  In addition, the center is shadow anchored by a Walmart Supercenter and BJ’s Wholesale Club, which are not part of the collateral but share access from North Military Highway via a signalized intersection. Built in phases between 1959 and 1971, and renovated in 1995 and 2003, the JANAF Shopping Yard Property owned collateral was 94.4% occupied as of the rent roll dated May 14, 2013.

Historical Sales PSF(1)
	2008	2009	2010	2011	2012
Sports Authority	$104	$104	$111	$104	$97
TJ Maxx	$197	$199	$204	$202	$212
Conway	$79	$86	$85	$82	$77
OfficeMax	$236	$218	$203	$187	$178
Citi Trends	$91	$97	$91	$87	$87
Alko Distributors	$80	$88	$92	$100	$101
Barefeet	$200	$197	$170	$136	$119
Shoe Carnival Inc.	$135	$134	$150	$158	$165
Woodcraft	$190	$173	$177	$174	$185

In-line Tenants(2)	$222	$211	$212	$204	$212

(1)	Historical Sales PSF are based on historical operating statements provided by the borrower as of December 31 and only include tenants that reported sales for a minimum of 12 months.
(2)
In-line tenant sales include all tenants occupying less than 10,000 sq. ft. which reported a full year of sales. In-line tenant sales shown above include two leased fee retail outparcels whereby the tenant-owned collateral is 15,000 sq. ft, and one leasehold retail outparcel whereby the tenant-owned collateral is 2,830 sq. ft.

Environmental Matters.    The Phase I environmental report dated May 20, 2013 (the “Phase I Report”) recommended the continued management of the ongoing Asbestos Operation and Maintenance Plan at the JANAF Shopping Yard Property. The Phase I Report noted that the JANAF Shopping Yard Property includes a Kangaroo Express gas station (“Kangaroo Express”) that has three current underground storage tanks of which two are 10,000 gallon gasoline tanks and one 8,000 gallon diesel tank. While the Phase I Report identified an open case, PC #2013-5064, of a suspected release involving Kangaroo Express, on June 4, 2013, The Department of Environmental Quality for the Commonwealth of Virginia issued a no further corrective action letter and closed case PC# 2013-5064 (the “Closure Letter”).  In the addition, the Closure Letter confirmed that previously suspected release cases on the JANAF Shopping Yard Property remain closed. The Phase I Report also identified a recognized environmental condition involving a former dry cleaner tenant that operated primarily on the adjacent property and historical recognized environmental conditions based on former onsite gas stations, prior releases and removed petroleum tanks.

The Market.    The JANAF Shopping Yard Property is located in the Norfolk-VA Beach-Newport News MSA commonly referred to as Hampton Roads, which by population, is the 27th largest metropolitan area in the nation.  Downtown Norfolk is located approximately five miles west of the JANAF Shopping Yard Property, while the Virginia Beach Oceanfront is approximately 10 miles east. Hampton Roads is home to the Port of Virginia, which is comprised of four main terminals and one intermodal facility and offers the deepest shipping channels on the East Coast. In 2012, the Port of Virginia handled approximately 70.2 million tons of cargo, the largest cargo total on the East Coast and fourth largest nationally. Norfolk Southern Railway and CSX Transportation offer on-dock, intermodal rail service to key inland markets in the Midwest, Ohio Valley and Southeast.  In addition, the Port of Virginia is home to Naval Station Norfolk, the largest naval complex in the world, which supports the operational readiness of the US Atlantic Fleet.

Located in the heart of one of the region’s major retail nodes, the JANAF Shopping Yard Property’s immediate area is comprised of a variety of commercial uses including a shadow-anchored Walmart Supercenter, a shadow-anchored BJ’s Wholesale Club, retail banking, auto service centers, restaurants, and strip and free-standing retailers.  In addition, the local area includes multiple office parks and a 250-bed hospital.  As of 2013, the population within a five-mile radius was 289,883 and the current average household income in the five-mile radius was $63,437.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5802 and 5900 East Virginia Beach Boulevard Norfolk, VA 23502	Collateral Asset Summary – Loan No. 5 JANAF Shopping Yard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 68.3% 1.33x 9.8%

The Hampton Roads Retail Market contains 102.4 million sq. ft. of space within 7,675 buildings with vacancy as of Q4 2012 of 6.6% and asking rents of $13.42 PSF  The JANAF Shopping Yard Property is located in the Military Retail Submarket, which contains 5.0 million sq. ft. of space within 353 buildings, with vacancy as of Q4 2012 of 6.5% and asking rents of $11.27 PSF.

Competitive Set(1)
Name	JANAF Shopping Yard Property(2)	Military Crossing	Broad Creek Crossing	JANAF Shopping Yard-Bravo
Distance From Subject	NAP	0.3 miles	0.3 miles	0 miles
Property Type	Power Center	Community Center	Community Center	Convenience/Strip Center
Year Built / Renovated	1959,1971 / 1995, 2003	1988 / 1997	1998 / 2006	2006 / NAP
Total Occupancy	94.4%	94%	98%	100%
Size (Sq. Ft.)	530,838	194,524	385,560	41,572
Anchors / Major Tenants	TJ Maxx, Sports Authority, Conway, Citi Trends, OfficeMax, Petco	Office Depot, Ollies Bargain Outlet, David’s Bridal, Interstate Bingo, Hibachi Grill	Home Depot, Target (Shadow), Bottom Dollar (Shadow), PetSmart	Northern Tool
(1)	Source: Appraisal
(2)	Total Occupancy and Size (Sq. Ft.) based on total collateral sq. ft. on the rent roll provided by the borrower.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 4/30/2013	U/W	U/W PSF
Base Rent(1)	$6,294,486	6,619,167	$6,618,124	$6,446,924	$12.14
Value of Vacant Space	0	0	0	$304,358	0.57
Gross Potential Rent	$6,294,486	6,619,167	$6,618,124	$6,751,282	$12.72
Total Recoveries	2,266,359	2,257,226	2,259,774	2,421,749	4.56
Total Other Income(2)	547,855	136,572	141,164	141,164	0.27
Less: Vacancy(3)	0	0	0	(532,530)	(1.00)
Effective Gross Income	$9,108,700	$9,012,965	$9,019,062	$8,781,666	$16.54
Total Operating Expenses	2,786,955	2,836,593	2,916,413	2,919,964	5.50
Net Operating Income	$6,321,745	$6,176,372	$6,102,649	$5,861,702	$11.04
TI/LC	288,157	188,235	233,896	406,265	0.77
Capital Expenditures	280,620	295,591	275,462	124,899	0.24
Net Cash Flow	$5,752,968	$5,692,546	$5,593,291	$5,330,538	$10.04
(1)
U/W Base Rent includes $94,133 in contractual step rent through February 2014. Boater’s Warehouse rent commences July 13, 2013, National Vision rent commences August 1, 2013 and Hotdog Café rent commences September 15, 2013.

(2)	Total Other Income includes percentage rent, storage, late fees and other miscellaneous items.
(3)	U/W Vacancy represents 5.7% of gross income.

Property Management.    The JANAF Shopping Yard Property is managed by McKinley Inc., a Michigan corporation and a borrower affiliate.

Lockbox / Cash Management.    The JANAF Shopping Yard Loan is structured with a hard lockbox and in place cash management. The borrowers or their property manager were required to send tenant direction letters to all tenants instructing them to deposit all rents and other payments into the lockbox account controlled by the lender. All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the loan term in accordance with the loan documents.

The funds in the cash management account are applied to fund monthly debt service and reserves under the loan documents with the remainder being deposited into an account controlled by the borrowers until the occurrence of a Cash Sweep Event. A “Cash Sweep Event” occurs upon the occurrence of (i) an event of default, (ii) a bankruptcy or similar insolvency action of the borrowers or property manager and (iii) a debt service coverage ratio based on the trailing 3 months being less than 1.15x (“DSCR Trigger”).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5802 and 5900 East Virginia Beach Boulevard Norfolk, VA 23502	Collateral Asset Summary – Loan No. 5 JANAF Shopping Yard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 68.3% 1.33x 9.8%

In the addition to the description above, after the payment of operating expenses based on an approved annual budget and extraordinary expenses approved by the lender and during the occurrence of a DSCR Trigger, all excess cash will be swept into the excess cash flow account and held as additional security for the JANAF Shopping Yard Loan.

Initial Reserves.    At closing, the borrowers deposited (i) $101,757 into a tax reserve account, (ii) $10,182 into the replacement reserve account, (iii) $29,166 into the rollover reserve account and (iv) $10,639 into the ground rent reserve.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $50,879 into a tax reserve account, (ii) 1/12 of the annual insurance premiums into an insurance reserve account, provided, however, if the borrowers provide satisfactory evidence to the lender, in accordance with the loan documents, of blanket insurance, monthly impounds of insurance premiums are waived  (iii) $10,182 into the replacement reserve, (iv) $29,166 into the rollover reserve capped at $1,049,976 in the aggregate and (v) $10,639 into the ground rent reserve.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

Ground Leases.    The JANAF Shopping Yard Property is subject to three long term ground leases. The lessor on each ground lease is The American Heart Association, Inc.  Each ground lease expires on November 30, 2069. The guaranteed annual minimum rent payment under each respective ground lease is $92,000, $20,000 and $15,671 through November 30, 2019.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5802 and 5900 East Virginia Beach Boulevard Norfolk, VA 23502	Collateral Asset Summary – Loan No. 5 JANAF Shopping Yard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 68.3% 1.33x 9.8%

Site plan based on information provided by the borrower.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5802 and 5900 East Virginia Beach Boulevard Norfolk, VA 23502	Collateral Asset Summary – Loan No. 5 JANAF Shopping Yard	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$60,000,000 68.3% 1.33x 9.8%

CARTIFACT
Chesapeake Bay
JANAF Shopping Yard
5802 and 5900 East Virginia Beach Boulevard
Norfolk, VA 23502
Norfolk
NAVAL STATION NORFOLK
NORFOLK INTERNATIONAL AIRPORT
NAVAL AMPHIBIOUS BASE LITTLE CREEK
Norfolk International Terminals
Old Dominion University
Sentara Norfolk General Hospital
Portsmouth Marine Terminal
DOWNTOWN NORFOLK
Norfolk State University
Harbor Park
Portsmouth
Norfolk Commerce Park
Lake Wright Executive Center
Broad Creek Shopping Center
The Gallery at Military Circle
Sentara Leigh Hospital
Interstate Corporate Center
Riverside Corporate Center
Virginia Wesleyan College
NORTHEAST
NORTHWEST
NORTH CENTRAL
Pembroke Mall
Town Center of Virginia Beach
NORFOLK NAVAL SHIPYARD
INDIAN RIVER
Regent University
ST. JULIENS CREEK NAVAL DEPOT
SOUTH NORFOLK
Greenbrier Mall
DEEP CREEK NORTH
Chesapeake
GREENBRIER EAST
E OCEAN VIEW AVE
E BAYVIEW BLVD
E LITTLE CREEK RD
W LITTLE CREEK RD
TERMINAL BLVD
HAMPTON BLVD
TIDEWATER DR
CHESAPEAKE BLVD
N MILITARY HWY
AZALEA GARDEN RD
SHORE DR
NORTHAMPTON BLVD
GRANBY ST
COLLEY AVE
W 26TH ST
E VIRGINIA BEACH BLVD
VIRGINIA BEACH BLVD
KEMPSVILLE RD
NEWTOWN RD
WESLEYAN DR
N WITCHDUCK RD
INDEPENDENCE BLVD
INDIAN RIVER RD
PROVIDENCE RD
PRINCESS ANNE RD
ATLANTIC AVE
BAINBRIDGE BLVD
MILITARY HWY S
VOLVO PKY
BATTLEFIELD BLVD
GREENBRIER PKY
CENTERVILLE TPKE
CHESAPEAKE BAY BRIDGE-TUNNEL
64
564
264
464
164
Hampton
Norfolk
Portsmouth
Chesapeake

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates. Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com. The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis. You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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Various	Collateral Asset Summary – Loan No. 6 RHP Portfolio VI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,218,547 73.7% 1.35x 7.9%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 6 RHP Portfolio VI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,218,547 73.7% 1.35x 7.9%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of seven properties
Loan Purpose:	Acquisition		Property Type:	Manufactured Housing Community
Sponsor(1):	RHP Properties, Inc.; Northstar Realty		Collateral:	Fee Simple
	Finance Corporation		Location:	Various
Borrower:	Deerpointe, LLC; Harper Woods, LLC;		Year Built / Renovated:	Various / NAP
	Navajo Lake Estates, LLC; Park		Total Pads:	1,263
	Avenue Estates, LLC; Connelly		Property Management:	Newbury Management Company
	Terrace, LLC; Camelot MH		Underwritten NOI:	$4,288,352
	Community, LLC; Washington Mobile		Underwritten NCF:	$4,217,940
	Estates, LLC		Appraised Value:	$73,550,000
Original Balance:	$54,218,547		Appraisal Date:	February and March 2013
Cut-off Date Balance:	$54,218,547
% by Initial UPB:	4.2%		Historical NOI
Interest Rate:	4.0200%		2012 NOI:	$4,246,269 (December 31, 2012)
Payment Date:	1st of each month		2011 NOI:	$3,838,293 (December 31, 2011)
First Payment Date:	June 1, 2013		2010 NOI:	$3,685,848 (December 31, 2010)
Maturity Date:	May 1, 2023
Amortization:	Interest only for first 34 months, 360		Historical Occupancy
	months thereafter		Current Occupancy:	86.1% (February 14, 2013)
Additional Debt(2):	Future Mezzanine Debt Permitted		2012 Occupancy:	86.0% (December 31, 2012)
Call Protection(3):	L(26), YM1(89), O(5)		2011 Occupancy:	84.1% (December 31, 2011)
Lockbox / Cash Management:	Soft / Springing		2010 Occupancy:	83.2% (December 31, 2010)

(1)   The sponsors are also the sponsors under the mortgage loan secured by the mortgaged property identified on Annex A-1 as RHP Portfolio III, which has a cut-off date balance of $53,967,910.
(2)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)   Partial release is permitted. See “Partial Release” herein.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.94x and 1.91x, respectively.

Reserves(4)
	Initial	Monthly
Taxes:	$104,548	$30,161
Insurance:	$76,449	$10,921
Replacement:	$222,314	Springing
Required Repairs:	$74,516	NAP
Special Capital Improvement:	$847,165	$0

Financial Information
Cut-off Date Balance / Pad:	$42,928
Balloon Balance / Pad:	$36,992
Cut-off Date LTV:	73.7%
Balloon LTV:	63.5%
Underwritten NOI DSCR(5):	1.38x
Underwritten NCF DSCR(5):	1.35x
Underwritten NOI Debt Yield:	7.9%
Underwritten NCF Debt Yield:	7.8%
Underwritten NOI Debt Yield at Balloon:	9.2%
Underwritten NCF Debt Yield at Balloon:	9.0%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 6 RHP Portfolio VI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,218,547 73.7% 1.35x 7.9%

Property Summary
Property Name	Location	Pads	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Camelot	North Salt Lake, Utah	379	1971-1973 / NAP	$26,021,954	$35,300,000	99.7%
Washington Mobile Estates	Ogden, Utah	186	1987 / NAP	$11,212,292	$15,210,000	97.8%
Connelly Terrace	Kingston, New York	100	1976 / NAP	$6,295,396	$8,540,000	98.0%
Deerpointe	Jacksonville, Florida	212	1976 / NAP	$4,570,428	$6,200,000	72.6%
Harper Woods	Lawrence, Kansas	140	1966 / NAP	$2,742,257	$3,720,000	80.7%
Navajo Lake Estates	Park City, Kansas	161	1984 / NAP	$1,931,374	$2,620,000	60.2%
Park Avenue Estates	Haysville, Kansas	85	1999 / NAP	$1,444,845	$1,960,000	77.6%
Total / Wtd. Avg.		1,263		$54,218,547	$73,550,000	86.1%
(1)   Based on the February 14, 2013 rent roll.

The Loan.    The RHP Portfolio VI loan (the “RHP Portfolio VI Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in seven manufactured housing communities totaling 1,263 pads, and located in Utah, New York, Kansas and Florida (the “RHP Portfolio VI Properties”) with an original principal balance of approximately $54.2 million. The RHP Portfolio VI Loan has a 10-year term and amortizes on a 30-year schedule after an initial 34-month interest only period. The RHP Portfolio VI Loan accrues interest at a fixed rate equal to 4.0200% and has a cut-off date balance of approximately $54.2 million. Loan proceeds along with approximately $18.5 million of equity from the sponsors were used to acquire the properties for an allocated purchase price of approximately $70.3 million. Based on the appraised value of $73.55 million as of February and March 2013, the cut-off date LTV is 73.7%. The most recent prior financing of the RHP Portfolio VI Properties was included in the MLMT 2008-C1 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$54,218,547	74.5%	Acquisition Price	$70,295,671	96.6%
Sponsor Equity	$18,517,902	25.5%	Reserves	$1,324,992	1.8%
			Closing Costs	$1,115,786	1.5%
Total Sources	$72,736,449	100.0%	Total Uses	$72,736,449	100.0%

The Borrower / Sponsor.    The borrowers, Deerpointe, LLC; Harper Woods, LLC, Navajo Lake Estates, LLC, Park Avenue Estates, LLC, Connelly Terrace, LLC, Camelot MH Community, LLC and Washington Mobile Estates, LLC, are each a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in their organizational structure.  The sponsors of the borrowers are RHP Properties, Inc. (“RHP”) and Northstar Realty Finance Corporation (“Northstar”), and the nonrecourse carve-out guarantor is Ross H. Partrich, the owner of RHP.

RHP is a real estate investment firm specializing in the acquisition and management of manufactured home and apartment communities. By number of communities, RHP is the nation’s second largest private owner and operator of manufactured housing, owning and managing approximately 216 communities with over 54,500 housing units and sites across 25 states, with a combined value of approximately $2.3 billion.

Northstar is a publicly traded real estate investment trust (NYSE: NRF) with primary business activities that include origination, structuring, acquisition and managing of commercial real estate debt, commercial real estate securities and net lease properties. Northstar has approximately $7.4 billion of real estate assets under management as of December 31, 2012.

The RHP Portfolio VI Properties were acquired in April 2013 as part of an acquisition by the sponsors of a total of 71 manufactured housing communities (only seven of which properties are collateral for the RHP Portfolio VI Loan).  In connection with the acquisition, Northstar obtained a $214,873,274 preferred equity interest in the borrowers related to the 71 manufactured housing community properties.  This preferred equity position may be converted to mezzanine debt as described below under “Future Mezzanine or Subordinate Indebtedness Permitted”.

The Properties.    The RHP Portfolio VI Properties consist of seven manufactured housing communities totaling 1,263 pads and are located in Utah, New York, Kansas and Florida. The RHP Portfolio VI Properties were developed between 1966 and 1999, and were acquired in April 2013 for an allocated purchase price of approximately $70.3 million. The RHP Portfolio VI Properties are part of a 71-property portfolio acquisition that includes 64 other manufactured housing community properties, which do not serve as collateral for the RHP Portfolio VI Loan. One of the RHP Portfolio VI Properties, Camelot, which accounts for 48.0% of the total allocated loan amount, is a Class A community with occupancy in excess of 99.6% since 2011. From 2010 to 2012, net operating income for the RHP Portfolio VI Properties increased 15.2% from approximately $3.7 million to approximately $4.2 million, while overall average occupancy increased from 83.2% in 2010 to 86.0% in 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 6 RHP Portfolio VI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,218,547 73.7% 1.35x 7.9%

In addition, certain affiliates of the borrowers (the “Excluded Home Owners”) own certain homes located on the pads owned by the borrowers. The equity owner of the Excluded Home Owners pledged its equity interest in the Excluded Home Owners to the lender as additional security for the RHP Portfolio VI Loan. Additionally, the borrowers agreed to prohibit the Excluded Home Owners from selling their homes (except to third party tenants at the property), or otherwise remove these homes from the pad site, but the Excluded Home Owners are permitted to obtain a third party loan secured by such home, provided the loan is not greater than 80% of the fair market value of such home. Removal of an excluded home from the pad site (other than pursuant to a sale of such home to a tenant at such property) will trigger recourse to the guarantor for any loss incurred as a result of such action.

Camelot. The Camelot property is located at 655 North Highway 89 in North Salt Lake, Utah. Built between 1971 and 1973, the property consists of 379 pads located on 52.2 acres, and as of February 14, 2013, is 99.7% occupied. The property is an all-age Class A community with amenities that include a clubhouse, an outdoor pool, laundry facility, a basketball court, exercise facility, spa, RV storage and three playgrounds.

Washington Mobile Estates. The Washington Mobile Estates property is located at 1450 North Washington Boulevard in Ogden, Utah. Built in 1987, the property consists of 186 pads located on 27.1 acres, and as of February 14, 2013, is 97.8% occupied. The property is an all-age Class B community with amenities that include a clubhouse, an outdoor pool, basketball courts, a playground and RV storage.

Connelly Terrace. The Connelly Terrace property is located at 20 Florida Street in Kingston, New York. Built in 1976, the property consists of 100 pads located on 38.4 acres, and as of February 14, 2013, is 98.0% occupied. The property is an all-age Class B community.

Deerpointe.  The Deerpointe property is located at 9380 103rd Street in Jacksonville, Florida. Built in 1976, the property consists of 212 pads located on 35.7 acres, and as of February 14, 2013, is 72.6% occupied. The property is an all-age Class B community with amenities that include a clubhouse, an outdoor pool and basketball courts.

Harper Woods. The Harper Woods property is located at 2200 Harper Street in Lawrence, Kansas. Built in 1966, the property consists of 140 pads located on 19.0 acres, and as of February 14, 2013, is 80.7% occupied. The property is an all-age Class B community.

Navajo Lake Estates. The Navajo Lake Estates property is located at 501 East 63rd Street North in Park City, Kansas. Built in 1984, the property consists of 161 pads located on 31.1 acres, and as of February 14, 2013, is 60.2% occupied. The property is an all-age Class B community with amenities that include a basketball court, playground and storm shelter.

Park Avenue Estates. The Park Avenue Estates property is located at 1400 East Kay Avenue in Haysville, Kansas. Built in 1999, the property consists of 85 pads located on 10.5 acres, and as of February 14, 2013, is 77.6% occupied. The property is an all-age Class B community with amenities that include a playground.

Environmental Matters.    The Phase I environmental reports dated from April 3, 2013 to April 4, 2013 recommended either no further action or the continued implementation of operation and maintenance plans at the RHP Portfolio VI Properties.

The Market.    The RHP Portfolio VI Properties are located in Utah, New York, Kansas and Florida. The below chart displays historical occupancies for each property along with a comparison of average actual and market rent. The average rents at the RHP Portfolio VI Properties were all determined to be in line with market rent.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 6 RHP Portfolio VI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,218,547 73.7% 1.35x 7.9%

Historical Occupancy and Market Rent Summary
Property Name	Number of Pads	2011 Occupancy	2012 Occupancy	Current Occupancy(1)	Avg. Monthly Rent per Pad(1)	Market Occupancy(2)	Comparable Property Rent(2)	Appraisal Market Rent(2)
Camelot	379	99.6%	99.6%	99.7%	$562	99.8%	$510 - $576	$562
Washington Mobile Estates	186	98.1%	97.7%	97.8%	$473	92.2%	$233 - $473	$473
Connelly Terrace	100	99.6%	98.5%	98.0%	$619	90.0%	$400 - $619	$619
Deerpointe	212	71.6%	74.0%	72.6%	$358	91.0%	$355 - $463	$358
Harper Woods	140	70.1%	79.0%	80.7%	$345	84.0%	$320 - $384	$345
Navajo Lake Estates	161	57.2%	59.5%	60.2%	$305	54.7%	$185 - $299	$303
Park Avenue Estates	85	72.0%	77.1%	77.6%	$295	76.4%	$225 - $299	$293
Total / Wtd. Avg.	1,263	84.1%	86.0%	86.1%	$444	87.4%	$353 - $470	$444
(1)   Based on the February 14, 2013 rent roll.
(2)   Source: Appraisal

Utah Market. The Camelot property is located in North Salt Lake, Utah in a predominantly residential area between Highway 89 and Interstate 15. The 2012 population within a three-mile area is 58,110, an approximately 2.6% increase since 2010. The Washington Mobile Estates property is located in Ogden, Utah with residential areas to the east and west and commercial development to the south. The 2012 population within a three-mile area is 58,834, an approximately 2.9% increase since 2010.

New York Market. The Connelly Terrace property is located in Kingston, New York less than a mile west of the Hudson River. US 9W is located within a mile of the property, and I-87 is within three miles from the property. I-87 provides access to Albany, which is approximately 60 miles north of the property. The 2012 population within a three-mile area is 31,175, an approximately 0.4% decrease since 2010.

Kansas Market. The Harper Woods property is located in Lawrence, Kansas, a residential and commercial area approximately 2.6 miles northeast of the University of Kansas. The 2012 population within a three-mile area is 46,883, an approximately 1.0% increase since 2010. The Navajo Lake Estates property is located in Park City, Kansas, a suburb of Wichita. The 2012 population within a three-mile area is 15,930, an approximately 2.0% increase since 2010. The Park Avenue Estates property is located in Haysville, Kansas, a suburb of Wichita. The 2012 population within a three-mile area is 26,797, an approximately 0.4% increase since 2010.

Florida Market. The Deerpointe property is located in Jacksonville, Florida in a suburban area with highways I-95 and I-295 located 10 miles and four miles, respectively, from the property. The 2012 population within a three-mile area is 50,000, an approximately 1.4% increase since 2010.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W per Pad
Gross Potential Rent	$5,156,791	$5,424,215	$5,739,799	$6,653,942	$5,268
Total Other Income	1,047,258	1,130,983	1,160,695	1,160,695	919
Less: Concessions & Credit Loss	(230,747)	(302,245)	(257,462)	(215,629)	(171)
Less: Vacancy	0	0	0	(636,768)	(504)
Effective Gross Income	$5,973,302	$6,252,953	$6,643,032	$6,962,241	$5,512
Total Operating Expenses	2,287,454	2,414,660	2,396,763	2,673,889	2,117
Net Operating Income	$3,685,848	$3,838,293	$4,246,269	$4,288,352	$3,395
Capital Expenditures	0	0	0	70,412	56
Net Cash Flow	$3,685,848	$3,838,293	$4,246,269	$4,217,940	$3,340

Property Management.    The RHP Portfolio VI Properties are managed by Newbury Management Company, an affiliate of the borrowers.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 6 RHP Portfolio VI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,218,547 73.7% 1.35x 7.9%

Lockbox / Cash Management.    The RHP Portfolio VI Loan is structured with a soft lockbox and springing cash management. The borrowers are required to deposit all rents and other payments in a clearing account within one business day of receipt. Funds deposited into the clearing account will be swept on a daily basis into the borrowers’ operating account, unless a Cash Management Period (as defined below) is continuing, in which event such funds will be swept on a daily basis into a cash management account under the control of the lender and disbursed in accordance with the RHP Portfolio VI Loan documents.

A “Cash Management Period” will commence upon the occurrence of any of the following: (i) an event of default or (ii) if, on any calculation date, the debt service coverage ratio (or at any time when an approved mezzanine loan is outstanding, the aggregate debt service coverage ratio) for the trailing 12-month period is less than 1.05x. A Cash Management Period will end upon (x) with respect to clause (i), if the event of default has been cured, or (y) with respect to clause (ii), if the debt service coverage ratio (or at any time when an approved mezzanine loan is outstanding, the aggregate debt service coverage ratio) is at least 1.05x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrowers deposited (i) $104,548 into a tax reserve account, (ii) $76,449 into an insurance reserve account, (iii) $222,314 into a replacement reserve account, (iv) $74,516 into a required repairs reserve and (v) $847,165 into a special capital improvement reserve.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $30,161, into a tax reserve account and (ii) 1/12 of the annual insurance premiums, which currently equates to $10,921, into an insurance reserve account. Beginning on the payment date occurring in May 2016 and on each payment thereafter, the borrowers will be required to make monthly payments of $5,263 into the replacement reserve, subject to a replacement reserve cap of $202,080, which amount excludes any of the funds initially deposited into the replacement reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Northstar, which indirectly owns 97.727% of the membership interests in the borrowers, was granted a preferred equity interest in a parent of the borrowers, RHP Western Portfolio Group, LLC. Northstar can convert its preferred equity, together with its equity interests in the owners of the 64 other manufactured housing properties that were acquired by the sponsors but do not serve as collateral for the RHP Portfolio VI Loan, into a mezzanine loan (which would be secured by the equity in the borrowers under the RHP Portfolio VI Loan and the equity in the owners of the other 64 manufactured housing properties) subject to certain conditions, including without limitation: (i) the aggregate amount of the mezzanine loan cannot exceed $97,961,500, (ii) the allocated LTV for the mezzanine loan and the RHP Portfolio VI Loan must be no greater than 85% and (iii) the aggregate DSCR must be at least 1.15x. In addition, the mortgage loan documents also permit an approved mezzanine loan with respect to the equity interests in the related borrowers only, provided, the mezzanine loan amount does not exceed $8,298,953  and the conditions above (other than clause (i)) are satisfied.

Partial Release.    After the expiration of the lockout period (or with respect to the Navajo Lake Estates property or the Park Avenue Estates property, at any time), the borrowers may obtain the release of any of the RHP Portfolio VI Properties from the lien of the related mortgage in connection with a sale of the property, subject to release conditions, which include: (i) a partial prepayment of the principal by an aggregate amount equal to (x) 120% of the allocated loan amount (or, with respect to the Navajo Lake Estates property or the Park Avenue Estates property, 110% of the allocated loan amount) or (y) with respect to a sale of the property to an RHP Related Transferee (as defined in the loan agreement), the greater of 125% of the allocated loan amount and 100% of the net sales proceeds, for the applicable property (together with the payment of a yield maintenance premium); (ii) satisfaction of REMIC requirements; and (iii) a requirement that, after giving effect to such release, the debt service coverage ratio of the properties is not less than the greater of (x) the debt service coverage ratio immediately prior to such release and (y) 1.15x.

Substitution of Collateral.    At any time prior to May 1, 2022, the borrowers are permitted to release collateral properties and substitute new properties as collateral for the RHP Portfolio VI Loan provided that, among other things: (i) the aggregate of the allocated portions of the RHP Portfolio VI Loan related to the properties being released (through one or more substitutions) does not exceed more than 25% of the original RHP Portfolio VI Loan amount and (ii) both on the loan closing date and as of the date of substitution, (1) the fair market value of the new property is not less than the fair market value of the substituted property, and (2) the net operating income of the new property is not less than the net operating income of the substituted property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 6 RHP Portfolio VI	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$54,218,547 73.7% 1.35x 7.9%

Great Salt Lake
West Bountiful
Bountiful
Woods Cross
North Salt Lake
Farmington Bay
Mueller Park
SALT LAKE CITY INTERNATIONAL AIRPORT
Rose Park
Rotary Park
University of Utah
Salt Lake City
DOWNTOWN
15
67
215
80
186
89
68
154
201
172

Marriott-Slaterville
2ND ST
203
W 1200 S
39
12TH ST
Ogden
15
El Monte Golf Course
20TH ST
N 4700 W
S 3500 W
24TH ST
W 2550 S
West Haven
89
WALL AVE
30TH ST
HARRISON BLVD
79
West Haven Country Park
MIDLAND DR
Mt Ogden Golf Course
S 1035 E
WASHINGTON BLVD
OGDEN-HINCKLEY AIRPORT
Newgate Mall
W 4000 S
Weber State University

Woodstock
Springfield
Catskill Park
Kingston
CONNECTICUT
NEW YORK
91
8
87
Hartford
Monticello
Poughkeepsie
Bristol
17
Wappingers Falls
New Milford
New Britain
Walden
Waterbury
Bloomingburg
84
Meriden
Newburgh
Middletown
Carmel
8
Woodbury
Danbury
New Haven
Milford
Peekskill
684
West Haven
95
Vernon Township
87
6
Bridgeport
NEW JERSEY
Ramapo
Norwalk
Long Island Sound
Nanuet
Stamford
15
White Plains
Paterson
Yonkers
Clifton
80
East Orange
495
Morristown
Newark
New York
27

HERLONG AIRPORT
OLD MIDDLEBURG RD
Southwest Jacksonville
CEDAR HILLS
HERLONG
Ortega River
RICKER RD
103RD STREET
134
Oak Hill Village
295
Bent Creek Golf Course
JACKSONVILLE HEIGHTS SOUTH
JACKSONVILLE HEIGHTS
OLD MIDDLEBURG RD S
SHINDLER DR
MARLEE RD
SETTLERS LANDING
MORSE AVE

LAWRENCE MUNICIPAL AIRPORT
70
70
40
10
Lawrence
Lawrence CC
40
W 6TH ST
W 9TH ST
Kansas River
Memorial Stadium
MASSACHUSETTS ST
BOB BILLINGS PKWY
University of Kansas
E 15TH ST
Alvamar Golf Course
West Campus
CLINTON PKWY
E 23RD ST
10
KASOLD DR
IOWA ST
LOUISIANA ST
Haskell Indian Nations University
HASKELL AVE
10
Clinton Lake
Eagle Bend Golf Course
59

Park City
81
E 61ST ST N
Kechi
135
Echo Hills Golf Club
W 53RD ST N
N HYDRAULIC ST
N OLIVER ST
N WOODLAWN ST
N BROADWAY ST
FALCON FALLS
254
PARK VISTA
HARBOR ISLE
Bel Aire
E 45TH ST N
WILLOWBEND
Hellers Park
EAGLES LANDING
235
Willowbend Golf Club

Southview park
W 47TH ST S
SOUTH SENECA
Idlewild Park
GOLD COAST
15
S MERIDIAN AVE
S BROADWAY ST
35
PINE BAY
E 63RD ST S
TIMBERLANE NORTH
Plagens Carpenter Park
Pine Bay Golf Course
Arkansas River
Haysville
W 71ST ST S
E GRAND AVE
SUNNYSIDE

RHP PORTFOLIO VI

CARTIFACT.

1	Camelot	655 North Highway 89	North Salt Lake, UT 84054
2	Washington Mobile Estates	1450 North Washington Boulevard	Ogden, UT 84404
3	Connelly Terrace	20 Florida Street	Kingston, NY 12401
4	Deerpointe	9380 103rd Street	Jacksonville, FL 32210
5	Harper Woods	2200 Harper Street	Lawrence, KS 66046
6	Navajo Lake Estates	501 East 63rd Street North	Park City, KS 67219
7	Park Avenue Estates	1400 East Kay Avenue	Haysville, KS 67060

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

Various	Collateral Asset Summary – Loan No. 7 RHP Portfolio III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,967,910 73.7% 1.39x 8.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 RHP Portfolio III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,967,910 73.7% 1.39x 8.1%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of five properties
Loan Purpose:	Acquisition		Property Type:	Manufactured Housing Community
Sponsor(1):	RHP Properties, Inc.; Northstar Realty		Collateral:	Fee Simple
	Finance Corporation		Location:	Various
Borrower:	Carriage Court East, LLC; Southwind		Year Built / Renovated:	Various / NAP
	Village MHC, LLC; Chisholm Creek,		Total Pads:	1,148
	LLC; New Twin Lakes Village, LLC;		Property Management:	Newbury Management Company
	Western Mobile Estates MH Community, LLC		Underwritten NOI:	$4,371,371
Original Balance:	$53,967,910		Underwritten NCF:	$4,307,370
Cut-off Date Balance:	$53,967,910		Appraised Value:	$73,210,000
% by Initial UPB:	4.2%		Appraisal Date:	February and March 2013
Interest Rate:	4.0200%
Payment Date:	1st of each month		Historical NOI
First Payment Date:	June 1, 2013		2012 NOI:	$4,456,005 (December 31, 2012)
Maturity Date:	May 1, 2023		2011 NOI:	$4,256,434 (December 31, 2011)
Amortization:	Interest only for first 34 months, 360		2010 NOI:	$4,048,308 (December 31, 2010)
	months thereafter
Additional Debt(2):	Future Mezzanine Debt Permitted		Historical Occupancy
Call Protection(3):	L(26), YM1(89), O(5)		Current Occupancy:	83.3% (February 14, 2013)
Lockbox / Cash Management:	Soft / Springing		2012 Occupancy:	83.3% (December 31, 2012)
			2011 Occupancy:	83.6% (December 31, 2011)
Reserves(4)			2010 Occupancy:	83.5% (December 31, 2010)
	Initial	Monthly
(1)   The sponsors are also the sponsors under the mortgage loan secured by the mortgaged property identified on Annex A-1 as RHP Portfolio VI, which has a cut-off date balance of $54,218,547.
(2)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(3)   Partial release is permitted. See “Partial Release” herein.
(4)   See “Initial Reserves” and “Ongoing Reserves” herein.
(5)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.99x and 1.96x, respectively.

Taxes:	$248,799	$42,564
Insurance:	$65,632	$9,376
Replacement:	$311,946	Springing
Required Repairs:	$24,226	NAP
Special Capital Improvement:	$603,249	$0
Environmental:	$9,000	$0

Financial Information
Cut-off Date Balance / Pad:	$47,010
Balloon Balance / Pad:	$40,509
Cut-off Date LTV:	73.7%
Balloon LTV:	63.5%
Underwritten NOI DSCR(5):	1.41x
Underwritten NCF DSCR(5):	1.39x
Underwritten NOI Debt Yield:	8.1%
Underwritten NCF Debt Yield:	8.0%
Underwritten NOI Debt Yield at Balloon:	9.4%
Underwritten NCF Debt Yield at Balloon:	9.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 RHP Portfolio III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,967,910 73.7% 1.39x 8.1%

Property Summary
Property Name	Location	Pads	Year Built / Renovated	Allocated Loan Amount	Appraised Value	Occupancy(1)
Southwind Village	Naples, Florida	364	1968 / NAP	$20,124,627	$27,300,000	89.0%
New Twin Lakes Village	Bloomingburg, New York	257	1972 / NAP	$17,691,980	$24,000,000	96.1%
Western Mobile Estates	West Valley City, Utah	145	1971, 1997 / NAP	$8,329,974	$11,300,000	97.9%
Carriage Court East	Orlando, Florida	128	1973 / NAP	$5,676,177	$7,700,000	96.9%
Chisholm Creek	Park City, Kansas	254	1984 / NAP	$2,145,153	$2,910,000	46.9%
Total / Wtd. Avg.		1,148		$53,967,910	$73,210,000	83.3%
(1)	Based on the February 14, 2013 rent roll.

The Loan.    The RHP Portfolio III loan (the “RHP Portfolio III Loan”) is a fixed rate loan secured by the borrowers’ fee simple interest in five manufactured housing communities totaling 1,148 pads, and located in Florida, New York, Utah and Kansas (the “RHP Portfolio III Properties”) with an original principal balance of approximately $54.0 million. The RHP Portfolio III Loan has a 10-year term and amortizes on a 30-year schedule after an initial 34-month interest only period. The RHP Portfolio III Loan accrues interest at a fixed rate equal to 4.0200% and has a cut-off date balance of approximately $54.0 million. Loan proceeds along with approximately $19.0 million of equity from the sponsors were used to acquire the properties for an allocated purchase price of approximately $70.6 million. Based on the appraised value of $73.21 million as of February and March 2013, the cut-off date LTV is 73.7%. The most recent prior financing of the RHP Portfolio III Properties was included in the MLMT 2008-C1 transaction.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$53,967,910	74.0%	Acquisition Price	$70,603,512	96.8%
Sponsor Equity	$18,998,804	26.0%	Reserves	$1,262,850	1.7%
			Closing Costs	$1,100,352	1.5%
Total Sources	$72,966,714	100.0%	Total Uses	$72,966,714	100.0%

The Borrower / Sponsor.    The borrowers, Carriage Court East, LLC, Southwind Village MHC, LLC, Chisholm Creek, LLC, New Twin Lakes Village, LLC and Western Mobile Estates MH Community, LLC, are each a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent directors in their organizational structure.  The sponsors of the borrowers are RHP Properties, Inc. (“RHP”) and Northstar Realty Finance Corporation (“Northstar”), and the nonrecourse carve-out guarantor is Ross H. Partrich, the owner of RHP.

RHP is a real estate investment firm specializing in the acquisition and management of manufactured home and apartment communities. By number of communities, RHP is the nation’s second largest private owner and operator of manufactured housing, owning and managing approximately 216 communities with over 54,500 housing units and sites across 25 states, with a combined value of approximately $2.3 billion.

Northstar is a publicly traded real estate investment trust (NYSE: NRF) with primary business activities that include origination, structuring, acquisition and managing of commercial real estate debt, commercial real estate securities and net lease properties. Northstar has approximately $7.4 billion of real estate assets under management as of December 31, 2012.

The RHP Portfolio III Properties were acquired in April 2013 as part of an acquisition by the sponsors of a total of 71 manufactured housing communities (only five of which properties are collateral for the RHP Portfolio III Loan).  In connection with the acquisition, Northstar obtained a $214,873,274 preferred equity interest in the borrowers related to the 71 manufactured housing community properties.  This preferred equity position may be converted to mezzanine debt as described below under “Future Mezzanine or Subordinate Indebtedness Permitted”.

The Properties.    The RHP Portfolio III Properties consist of five manufactured housing communities totaling 1,148 pads and are located in Florida, New York, Utah and Kansas. The RHP Portfolio III Properties were developed between 1968 and 1997, and were acquired in April 2013 for an allocated purchase price of approximately $70.6 million. The RHP Portfolio III Properties are part of a 71-property portfolio acquisition that includes 66 other manufactured housing community properties, which do not serve as collateral for the RHP Portfolio III Loan. One of the RHP Portfolio III Properties, Western Mobile Estates, which accounts for 15.4% of the total allocated loan amount, is a Class A community with occupancy in excess of 97.5% since 2011. From 2010 to 2012, net operating income for the RHP Portfolio III Properties increased 10.1% from approximately $4.0 million to approximately $4.5 million, while overall average occupancy decreased slightly from 83.5% in 2010 to 83.3% in 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 RHP Portfolio III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,967,910 73.7% 1.39x 8.1%

In addition, certain affiliates of the borrowers (the “Excluded Home Owners”) own certain homes located on the pads owned by the borrowers. The equity owner of the Excluded Home Owners pledged its equity interest in the Excluded Home Owners to the lender as additional security for the RHP Portfolio III Loan. Additionally, the borrowers agreed to prohibit the Excluded Home Owners from selling their homes (except to third party tenants at the property), or otherwise remove these homes from the pad site, but the Excluded Home Owners are permitted to obtain a third party loan secured by such home, provided the loan is not greater than 80% of the fair market value of such home. Removal of an excluded home from the pad site (other than pursuant to a sale of such home to a tenant at such property) will trigger recourse to the guarantor for any loss incurred as a result of such action.

Southwind Village. The Southwind Village property is located at 302 Fillmore Street in Naples, Florida. Built in 1968, the property consists of 364 pads located on 40.6 acres, and as of February 14, 2013, is 89.0% occupied. The property is an all-age Class B community with amenities that include a clubhouse, laundry, shuffleboard, basketball courts and a playground.

New Twin Lakes Village. The New Twin Lakes Village property is located at 31 Regina Drive in Bloomingburg, New York. Built in 1972, the property consists of 257 pads located on 87.0 acres, and as of February 14, 2013, is 96.1% occupied. The property is an all-age Class B community with amenities that include a clubhouse, an outdoor pool, playground, fishing pond, community room and RV storage.

Western Mobile Estates. The Western Mobile Estates property is located at 7148 West Arabian Way in West Valley City, Utah. Built in two phases in 1971 and 1997, the property consists of 145 pads located on 19.0 acres, and as of February 14, 2013, is 97.9% occupied. The property is an all-age Class A community with amenities that include a playground.

Carriage Court East.  The Carriage Court East property is located at 3475 South Goldenrod Road in Orlando, Florida. Built in 1973, the property consists of 128 pads located on 14.8 acres, and as of February 14, 2013, is 96.9% occupied. The property is an all-age Class B community with amenities that include a clubhouse, an outdoor pool, laundry, shuffleboard and tennis courts.

Chisholm Creek. The Chisholm Creek property is located at 501 East 63rd Street North in Park City, Kansas. Built in 1984, the property consists of 254 pads located on 44.5 acres, and as of February 14, 2013, is 46.9% occupied. The property is an all-age Class B community with amenities that include a clubhouse, swimming pool, basketball court, playground and storm shelter.

Environmental Matters.    The Phase I environmental reports dated from April 3, 2013 to April 4, 2013 recommended either no further action or the continued implementation of operation and maintenance plans at the RHP Portfolio III Properties, except for the Southwind Village property, where the removal of improperly stored potentially hazardous materials and petroleum waste products as well as an abandoned storage drum are recommended to be disposed from the property at an estimated cost of $2,500. Additionally, it is recommended that an abandoned irrigation well at the Southwind Village property be closed at an estimated cost of $5,000. At closing, $9,000 was deposited into an environmental reserve representing 120% of the total estimated cost.

The Market.    The RHP Portfolio III Properties are located in Florida, New York, Utah and Kansas. The below chart displays historical occupancies for each property along with a comparison of average actual and market rent. The average rents at the RHP Portfolio III Properties were all determined to be in line with market rent.

Historical Occupancy and Market Rent Summary
Property Name	Number of Pads	2011 Occupancy	2012 Occupancy	Current Occupancy(1)	Avg. Monthly Rent per Pad(1)	Market Occupancy(2)	Comparable Property Rent(2)	Appraisal Market Rent(2)
Southwind Village	364	87.6%	88.8%	89.0%	$521	92.0%	$379 - $708	$521
New Twin Lakes Village	257	98.1%	96.3%	96.1%	$707	96.0%	$495 - $707	$707
Western Mobile Estates	145	97.5%	97.5%	97.9%	$481	99.4%	$468 - $554	$485
Carriage Court East	128	99.0%	98.4%	96.9%	$434	95.0%	$423 - $499	$434
Chisholm Creek	254	47.5%	46.7%	46.9%	$299	54.7%	$185 - $307	$298
Total / Wtd. Avg.	1,148	83.6%	83.3%	83.3%	$499	85.9%	$378 - $576	$499
(1)	Based on the February 14, 2013 rent roll.
(2)	Source: Appraisal

Florida Market. The Southwind Village property is located in Naples, Florida in a suburban area less than a mile from I-75. The 2012 population within a three-mile area is 59,742, an approximately 2.4% increase since 2010. The Carriage Court East property is located

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 RHP Portfolio III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,967,910 73.7% 1.39x 8.1%

in Orlando, Florida in a suburban area less than 10 miles from Florida’s Turnpike and I-4. The 2012 population within a three-mile area is 103,857, an approximately 1.1% increase since 2010.

New York Market. The New Twin Lakes Village property is located in Bloomingburg, New York in a rural area approximately half a mile from State Road 17 and less than 10 miles from I-84. The 2012 population within a three-mile area is 7,308, an approximately 1.1% increase since 2010.

Utah Market. The Western Mobile Estates property is located in West Valley City, Utah in a predominantly residential area with large amounts of open land primarily owned by government and large corporations. The 2012 population within a three-mile area is 64,193, an approximately 1.7% increase since 2010.

Kansas Market. The Chisholm Creek property is located in Park City, Kansas, a suburb of Wichita. The 2012 population within a three-mile area is 15,930, an approximately 2.0% increase since 2010.

Cash Flow Analysis.

Cash Flow Analysis
	2010	2011	2012	U/W	U/W per Pad
Gross Potential Rent	$5,351,724	$5,583,742	$5,793,193	$6,778,392	$5,905
Total Other Income	673,485	632,361	627,861	627,861	547
Less: Concessions & Credit Loss	(114,066)	(103,722)	(73,085)	(70,394)	(61)
Less: Vacancy	0	0	0	(766,200)	(667)
Effective Gross Income	$5,911,143	$6,112,381	$6,347,969	$6,569,659	$5,723
Total Operating Expenses	1,862,835	1,855,946	1,891,965	2,198,288	1,915
Net Operating Income	$4,048,308	$4,256,434	$4,456,005	$4,371,371	$3,808
Capital Expenditures	0	0	0	64,001	56
Net Cash Flow	$4,048,308	$4,256,434	$4,456,005	$4,307,370	$3,752

Property Management.    The RHP Portfolio III Properties are managed by Newbury Management Company, an affiliate of the borrowers.

Lockbox / Cash Management.    The RHP Portfolio III Loan is structured with a soft lockbox and springing cash management. The borrowers are required to deposit all rents and other payments in a clearing account within one business day of receipt. Funds deposited into the clearing account will be swept on a daily basis into the borrowers’ operating account, unless a Cash Management Period (as defined below) is continuing, in which event such funds will be swept on a daily basis into a cash management account under the control of the lender and disbursed in accordance with the RHP Portfolio III Loan documents.

A “Cash Management Period” will commence upon the occurrence of any of the following: (i) an event of default or (ii) if, on any calculation date, the debt service coverage ratio (or at any time when an approved mezzanine loan is outstanding, the aggregate debt service coverage ratio) for the trailing 12-month period is less than 1.05x. A Cash Management Period will end upon (x) with respect to clause (i), if the event of default has been cured, or (y) with respect to clause (ii), if the debt service coverage ratio (or at any time when an approved mezzanine loan is outstanding, the aggregate debt service coverage ratio) is at least 1.05x for two consecutive calendar quarters.

Initial Reserves.    At closing, the borrowers deposited (i) $248,799 into a tax reserve account, (ii) $65,632 into an insurance reserve account, (iii) $311,946 into a replacement reserve account, (iv) $24,226 into a required repairs reserve, (v) $603,249 into a special capital improvement reserve and (vi) $9,000 in an environmental reserve.

Ongoing Reserves.    On a monthly basis, the borrowers are required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $42,564, into a tax reserve account and (ii) 1/12 of the annual insurance premiums, which currently equates to $9,376, into an insurance reserve account. Beginning on the payment date occurring in May 2016 and on each payment thereafter, the borrowers will be required to make monthly payments of $4,783 into the replacement reserve, subject to a replacement reserve cap of $183,680, which amount excludes any of the funds initially deposited into the replacement reserve account.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 RHP Portfolio III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,967,910 73.7% 1.39x 8.1%

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Northstar, which indirectly owns 97.727% of the membership interests in the borrowers, was granted a preferred equity interest in a parent of the borrowers, RHP Western Portfolio Group, LLC. Northstar can convert its preferred equity, together with its equity interests in the owners of the 66 other manufactured housing properties that were acquired by the sponsors but do not serve as collateral for the RHP Portfolio III Loan, into a mezzanine loan (which would be secured by the equity in the borrowers under the RHP Portfolio III Loan and the equity in the owners of the other 66 manufactured housing properties) subject to certain conditions, including without limitation: (i) the aggregate amount of the mezzanine loan cannot exceed $97,961,500, (ii) the allocated LTV for the mezzanine loan and the RHP Portfolio III Loan must be no greater than 85% and (iii) the aggregate DSCR must be at least 1.15x. In addition, the mortgage loan documents also permit an approved mezzanine loan with respect to the equity interests in the related borrowers only, provided, the mezzanine loan amount does not exceed $8,260,590  and the conditions above (other than clause (i)) are satisfied.

Partial Release.    After the expiration of the lockout period (or with respect to the Chisholm Creek property, at any time), the borrowers may obtain the release of any of the RHP Portfolio III Properties from the lien of the related mortgage in connection with a sale of the property, subject to release conditions, which include: (i) a partial prepayment of the principal by an aggregate amount equal to (x) 120% of the allocated loan amount (or, with respect to the Chisholm Creek property, 110% of the allocated loan amount) or (y) with respect to a sale of the property to an RHP Related Transferee (as defined in the loan agreement), the greater of 125% of the allocated loan amount and 100% of the net sales proceeds, for the applicable property (together with the payment of a yield maintenance premium); (ii) satisfaction of REMIC requirements; and (iii) a requirement that, after giving effect to such release, the debt service coverage ratio of the properties is not less than the greater of (x) the debt service coverage ratio immediately prior to such release and (y) 1.15x.

Substitution of Collateral.    At any time prior to May 1, 2022, the borrowers are permitted to release collateral properties and substitute new properties as collateral for the RHP Portfolio III Loan provided that, among other things: (i) the aggregate of the allocated portions of the RHP Portfolio III Loan related to the properties being released (through one or more substitutions) does not exceed more than 25% of the original RHP Portfolio III Loan amount and (ii) both on the loan closing date and as of the date of substitution, (1) the fair market value of the new property is not less than the fair market value of the substituted property, and (2) the net operating income of the new property is not less than the net operating income of the substituted property.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

Various	Collateral Asset Summary – Loan No. 7 RHP Portfolio III	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,967,910 73.7% 1.39x 8.1%

Worthington Country Club
Imperial St
Club At Mediterra
41
75
NCH's North Naples Hospital
The Quarry
Immokalee Rd
North Naples
Golisano Children's Museum
Calusa Pines Golf Club
Collier Blvd
Golf Club Of The Everglades
Vanderbilt Beach Rd
Golden Gate Blvd W
Tamiami Trail N
Airport Pulling Rd N
Livingston Rd
Pine Ridge Rd
Naples
Golden Gate
Gulf of Mexico
Golden Gate Pkwy
9th St N
Naples Municipal Airport
1
75
Davis Blvd
90
41
Naples National Golf Club
Royal Palm Country Club
Physicians Regional Medical Center
Classics Country Club

Woodstock
Springfield
Catskill Park
Kingston
Connecticut
91
New York
87
8
Hartford
Monticello
Poughkeepsie
Bristol
17
New Britain
Wappingers Falls
New Milford
Waterbury
2
Walden
Meriden
Bloomingburg
84
Newburgh
84
8
Middletown
Carmel
Danbury
New Haven
Woodbury
Milford
84
Peekskill
684
West Haven
95
Vernon Township
87
6
New Jersey
Ramapo
Bridgeport
Norwalk
Long Island Sound
Nanuet
15
White Plains
Stamford
Paterson
Yonkers
Clifton
80
East Orange
495
Morristown
27
Newark
New York
Hempstead
78
287
Elizabeth
Bridgewater
Atlantic Ocean

80
Salt Lake City International Airport
North Temple St
S 5600 W
68
215
California Ave
Salt Lake City
154
W 1700 S
201
201
Rocky Mountain Raceways
3
Intermountain Healthcare
Stonebridge Golf Club
Parkway Blvd
Magna
W 3100 S
172
171
W 3500 S
West Valley City
W 4100 S
S 3600 W
Meadow Brook Golf Course
Salt Lake Comm. College
266
W 4700 S
Taylorsville
215
W 5400 S
173
Kearns
111
W 6200 S
Oquirrh
Salt Lake City Municipal Airport

441
Pine Hills
Orlando Fashion Square
50
408
Downtown Orlando
Orlando Executive Airport
408
Orlovista
Rio Pinar Country Club
417
Metro West
4
527
Conway
Edgewood
436
4
Mall At Millenia
Bay Hill
Belle Isle
Orange Tree Country Club
Festival Bay Mall
Orlando
91
Doctor Phillips
The Florida Mall
528
Big Sand Lake
4
Shingle Creek Golf Club
528
Orlando International Airport
Ritz Carlton Golf Club Grande Lakes
417
417
Hunters Creek Golf Course

5
Park City
81
E 61st St N
Kechi
135
Echo Hills Golf Club
W 53rd St N
N Broadway St
N Hydraulic St
N Oliver St
N Woodlawn St
254
Harbor Isle
Falcon Falls
Park Vista
Bel Aire
E 45th St N
Eagles Landing
Willowbend
N Hillside St
Hellers Park
Willowbend Golf Club
235
81
37th St E
135
96
North Chisholm Creek Park

RHP PORTFOLIO III

CARTIFACT.

1	Southwind Village	302 Fillmore Street	Naples, FL 34104
2	New Twin Lakes Village	31 Regina Drive	Bloomingburg, NY 12721
3	Western Mobile Estates	7148 West Arabian Way	West Valley City, UT 84128
4	Carriage Court East	3475 South Goldenrod Road	Orlando, FL 32822
5	Chisholm Creek	501 East 63rd Street North	Park City, KS 67219

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

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One Academy Drive Jeffersonville, GA 31044	Collateral Asset Summary – Loan No. 8 Academy Distribution Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,625,000 54.4% 1.82x 12.3%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Academy Drive Jeffersonville, GA 31044	Collateral Asset Summary – Loan No. 8 Academy Distribution Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,625,000 54.4% 1.82x 12.3%

Mortgage Loan Information				Property Information
Loan Seller:	UBSRES			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Industrial Warehouse
Sponsor(1):	AG Net Lease II Corp.			Collateral:	Fee Simple
Borrower:	AGNL Sports, L.L.C.			Location:	Jeffersonville, GA
Original Balance:	$53,625,000			Year Built / Renovated:	2008, 2013 / NAP
Cut-off Date Balance:	$53,625,000			Total Sq. Ft.:	1,861,086
% by Initial UPB:	4.1%			Property Management:	Self-managed by Academy Sports &
Interest Rate:	4.8005%				Outdoors
Payment Date:	6th of each month			Underwritten NOI:	$6,595,335
First Payment Date:	August 6, 2013			Underwritten NCF:	$6,145,910
Anticipated Repayment Date(2)(3):	July 6, 2023			Appraised Value:	$98,500,000
Maturity Date:	July 6, 2033			Appraisal Date:	March 4, 2013
Amortization:	Interest only for first 6 months; 360
	months thereafter			Historical NOI
Additional Debt(4):	Future Mezzanine Debt Permitted			Most Recent NOI:	NAP
Call Protection:	L(24), D(92), O(4)			2012 NOI:	NAP
Lockbox / Cash Management:	Hard / In Place			2011 NOI:	NAP
				2010 NOI:	NAP
Reserves(5)
	Initial		Monthly	Historical Occupancy
Taxes:	$0		Springing	Most Recent Occupancy:	100.0% (July 6, 2013)
Insurance:	$0		Springing	2012 Occupancy:	NAP
Replacement:	$0		Springing	2011 Occupancy:	NAP
TI/LC:	$0		Springing	2010 Occupancy:	NAP
Academy Rollover Reserve:	$0		Springing
(1)   The sponsor is also the sponsor under the mortgage loan secured by the portfolio of mortgaged properties identified on Annex A-1 as Custom Product Portfolio, which has a cut-off date balance of $10,000,000.
(2)   The Academy Distribution Center loan accrues interest at a rate per annum equal to 4.8005% prior to the anticipated repayment date (“ARD”). Thereafter, the interest rate will be a rate per annum equal to the greater of (i) Treasury Index Rate (as defined in the Academy Distribution Center loan documents) as of the ARD plus 5.00% and (ii) 10.00%.  The Balloon LTV, Balloon Balance / Sq. Ft., Underwritten NOI Debt Yield at Balloon and Underwritten NCF Debt Yield at Balloon are based on the outstanding balloon balance as of the ARD.
(3)   Commencing on the ARD, (i) the interest rate will increase as set forth in Footnote (2), and (ii) provided no Academy Cash Sweep Trigger Event or event of default under the Academy Distribution Center Loan documents has occurred and is continuing, all excess cash flow (net of scheduled debt service, required reserves, approved operating expenses and other items required under the Academy Distribution Center loan documents) will be swept and applied first, to the repayment of the outstanding principal balance, without premium or penalty, and second, to the payment of any accrued interest (with respect to any interest accrued above the per annum rate of 4.8005%).
(4)   See “Future Mezzanine or Subordinate Indebtedness Permitted” herein.
(5)   See “Initial Reserves” and “Ongoing Reserves” herein.
(6)   Based on amortizing debt service payments.  Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.53x and 2.35x, respectively.

Academy Expansion Reserve:	$3,504,116		$0
Academy Rent Reserve:	$109,841		$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$29
Balloon Balance / Sq. Ft.(2):		$24
Cut-off Date LTV:		54.4%
Balloon LTV(2):		45.1%
Underwritten NOI DSCR(6):		1.95x
Underwritten NCF DSCR(6):		1.82x
Underwritten NOI Debt Yield:		12.3%
Underwritten NCF Debt Yield:		11.5%
Underwritten NOI Debt Yield at Balloon(2):		14.9%
Underwritten NCF Debt Yield at Balloon(2):		13.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Academy Drive Jeffersonville, GA 31044	Collateral Asset Summary – Loan No. 8 Academy Distribution Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,625,000 54.4% 1.82x 12.3%

Tenant Summary
Tenant	Ratings (Fitch/Moody’s/S&P)	Net Rentable Area (Sq. Ft.)	% of Net Rentable Area(1)	U/W Base Rent PSF(2)	% of Total Annual U/W Base Rent(2)(3)	Lease Expiration
Academy Sports & Outdoors	NR/B2/B	1,861,086	100.0%	$3.61	100.0%	9/30/2033(4)
Total Occupied Collateral / Wtd. Avg.		1,861,086	100.0%	$3.61	100.0%
Vacant		0	0.0%
Total		1,861,086	100.0%

(1)	% of Net Rentable Area is based on total sq. ft. of 1,861,086 as of the cut-off date.
(2)	U/W Base Rent PSF and % of Total Annual U/W Base Rent includes contractual rent steps through September 2014. U/W Base Rent PSF is based on total occupied sq. ft. of 1,861,086.
(3)	% of Total Annual U/W Base Rent is based on total occupied underwritten base rent and excludes any gross up of vacant space.
(4)	The expiration date is the earlier of (i) 20 years from final completion of expansion facility and (ii) September 30, 2033. Academy Sports & Outdoors has four five-year renewal options.

Lease Rollover Schedule
Year	# of Leases Expiring	Total Expiring Sq. Ft.	% of Total Sq. Ft. Expiring	Cumulative Sq. Ft. Expiring	Cumulative % of Sq. Ft. Expiring	Annual U/W Base Rent Per Sq. Ft.(1)(2)	% U/W Base Rent Rolling(1)(2)	Cumulative % of U/W Base Rent(1)(2)
MTM	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2013	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2014	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2015	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2016	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2017	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2018	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2019	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2020	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2021	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2022	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
2023	0	0	0.0%	0	0.0%	$0.00	0.0%	0.0%
Thereafter	1	1,861,086	100.0%	1,861,086	100.0%	$3.61	100.0%	100.0%
Vacant	NAP	0	0.0%	1,861,086	100.0%	NAP	NAP
Total / Wtd. Avg.	1	1,861,086	100.0%			$3.61	100.0%
(1)	Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent include contractual rent steps through September 2014.
(2)
Annual U/W Base Rent Per Sq. Ft., % U/W Base Rent Rolling and Cumulative % of U/W Base Rent are based on the underwritten occupied base rent and underwritten occupied sq. ft., and exclude any gross up of vacant space.

The Loan.    The Academy Distribution Center loan (the “Academy Distribution Center Loan”) is a $53.6 million, fixed rate loan secured by the fee simple interest (granted by the Development Authority of the City of Jeffersonville and Twiggs County – the “Development Authority”) and the leasehold interest of the Borrower in a 1,861,086 sq. ft. Class A industrial warehouse located at One Academy Drive in Jeffersonville, Georgia (the “Academy Distribution Center Property”).  In 2007, Academy Sports & Outdoors (“Academy”) agreed to build its distribution facility in Twiggs County, Georgia in part due to a tax abatement granted by the commissioner of Twiggs County in connection with the issuance of taxable industrial development revenue bonds by the Development Authority and a ground lease entered into between the Development Authority and Academy.  Academy sold its ground lease interest to a predecessor of Borrower in 2011. The Academy Distribution Center Property is 100.0% leased by Academy.  The Academy Distribution Center Loan documents provide for a maturity date of July 6, 2033 and an anticipated repayment date of July 6, 2023 (the “ARD”).  The Academy Distribution Center Loan accrues interest at a fixed rate equal to 4.8005% prior to the ARD and amortizes on a 30-year schedule after an initial interest only period of six months.  Commencing on the ARD, (i) the interest rate will increase to a rate per annum equal to the greater of (a) Treasury Index Rate (as defined in the Academy Distribution Center Loan documents) as of the ARD plus 5.00% and (b) 10.00%, and (ii) provided no Academy Cash Sweep Trigger Event or event of default under the Academy Distribution Center Loan documents has occurred and is continuing, all excess cash flow (net of scheduled debt service, required reserves, approved operating expenses and other items required under the Academy Distribution Center Loan documents) will be swept and applied first, to the repayment of the outstanding principal balance, without premium or penalty, and second, to the payment of any accrued interest (with respect to any interest accrued above the per annum rate of 4.8005%).

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Academy Drive Jeffersonville, GA 31044	Collateral Asset Summary – Loan No. 8 Academy Distribution Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,625,000 54.4% 1.82x 12.3%

Academy Distribution Center Loan proceeds were used to fund an escrow for a portion of remaining Borrower obligations related to the Academy expansion in the amount of $3,504,116, fund an Academy Rent Reserve escrow of $109,841, pay closing costs of approximately $835,609 and return equity to the Sponsor of approximately $49.2 million. Based on the appraised value of $98.5 million as of March 4, 2013, the cut-off date LTV is 54.4%.

The Borrower informed the lender that it purchased the ground lease interest of the Academy Distribution Center Property in September 2012 via a sale/leaseback transaction for $55.3 million and that the Academy Distribution Center Property was unencumbered prior to the Academy Distribution Center Loan. Upon acquisition, Academy agreed to enter into a new 20-year lease (“Academy Lease”) accompanied by a 562,440 sq. ft. expansion scheduled to be completed by Academy. Pursuant to the sale/leaseback agreement, the Borrower agreed to fund the tenant controlled expansion at a cost not less than $27.0 million ($48.01 PSF of expansion space) but not to exceed $30.0 million ($53.34 PSF of expansion space).  As of the cut-off date, $21,609,052 has been funded, resulting in a total capitalization of approximately $77.1 million. 65.0% ($3,504,116) of the difference between the funded balance and the expected total expansion completion cost of $27.0 million was escrowed at the closing of the Academy Distribution Center Loan. The remaining 35.0% ($1,886,831) will be a recourse obligation of the Sponsor as well as any difference between the expected expansion cost of $27.0 million and the maximum commitment of $30.0 million.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$53,625,000	100.0%	Academy Expansion Reserve Escrow	$3,504,116	6.5%
			Academy Rent Reserve Escrow	$109,841	0.2%
			Closing Costs	$835,609	1.6%
			Return of Equity	$49,175,434	91.7%
Total Sources	$53,625,000	100.0%	Total Uses	$53,625,000	100.0%

The Borrower / Sponsor.    The borrower, AGNL Sports, L.L.C. (the “Borrower”), is a single purpose Delaware limited liability company, structured to be bankruptcy-remote with two independent directors in its organizational structure. The nonrecourse carve-out guarantor for the Academy Distribution Center Loan is AG Net Lease II Corp. (the “Sponsor”), a Delaware corporation. The Sponsor is a real estate investment trust and affiliate of Angelo, Gordon, & Co.

Angelo, Gordon, & Co. (“Angelo Gordon”) is a privately-held registered investment advisor dedicated to alternative investing. The firm was founded in 1988 and currently manages approximately $25 billion. Angelo Gordon and affiliates has over 280 employees, including more than 100 investment professionals. Many of its key professionals have worked together for more than a decade. John Angelo is the co-founder and Chief Executive Officer of Angelo Gordon. He manages the firm’s growth and is focused on its strategic direction. Mr. Angelo began his finance career in 1966 working on the bond floor of the New York Stock Exchange. He was associated with L.F. Rothschild for 18 years where he managed the firm’s proprietary capital in world markets with particular emphasis on convertible securities, options, futures and distressed securities. Michael Gordon is co-founder, Chief Operating Officer and Chief Investment Officer of Angelo Gordon and oversees the Research Department. Mr. Gordon began his career as a research analyst for L.F. Rothschild in 1970, specializing in the oil and oil service industries.

Angelo Gordon's Net Lease Group provides real estate sale/leaseback financing to less-than-investment grade owner-occupiers of corporate real estate. Angelo Gordon’s Net Lease Group has significant experience providing sale/leaseback financing to financial sponsors and their portfolio companies, in addition to working with privately-held and public middle market companies. Angelo Gordon’s Net Lease Group generally focuses on single-tenant properties leased for a period of 15 - 20 years located in North America and select international markets. Transaction sizes typically range from $5 million to $200 million. The product type can vary, but typically it focuses on warehouse, office, industrial, distribution, retail, R&D and special use assets.

As of its December 12, 2012 financial statement, the Sponsor reported total assets of approximately $552.7 million, liquidity of $9.5 million and net worth of $551.6 million. The majority of its assets are real estate investments valued at approximately $536.4 million. All information herein regarding Angelo Gordon has been obtained from its website.

The Property.    The Academy Distribution Center Property (together with the expansion facility, which when completed will be 562,440 sq. ft.) consists of a one-story, 1,861,086 sq. ft. industrial warehouse distribution facility constructed in 2008 on a 149.68-acre site. The Academy Distribution Center Property is 100.0% leased by Academy. Approximately 22,210 sq. ft. are utilized as office space and the remainder is utilized as warehouse distribution space. The improvements were constructed as a build to suit distribution facility by Academy with 37 ft. high ceilings, 295 loading docks and LEED silver certification.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Academy Drive Jeffersonville, GA 31044	Collateral Asset Summary – Loan No. 8 Academy Distribution Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,625,000 54.4% 1.82x 12.3%

The Academy Distribution Center Property serves as a primary distribution hub for Academy retail stores located throughout southeastern United States and also provides order fulfillment services for e-commerce retailers. Academy employs over 600 people and will add 250 new jobs upon completion of the 562,440 sq. ft. expansion facility. According to Academy, the Academy Distribution Center Property currently supports 75 stores with the capacity to support up to 125 stores.

The Borrower informed the lender that it purchased the Academy Distribution Center Property in September 2012 via a sale/leaseback transaction. As part of the sale/leaseback transaction, Academy executed the Academy Lease, which expires in 2033 and has 2.0% annual escalations and four five-year renewal options.  In addition to the execution of a new lease, the Borrower agreed to fund a 562,440 sq. ft. expansion project.  Academy does not have any termination options (other than in connection with a casualty during the last year of the term and other than in connection with an obligation to purchase the Academy Distribution Center Property in connection with a condemnation and a right to purchase the Academy Distribution Center Property if the Borrower fails to fund the expansion advances to construct the expansion facility)  The Borrower informed the lender that Academy invested $30 million on equipment for its distribution facility and Academy expects to invest another $12 million on equipment in the new expansion facility. Equipment includes state-of-the-art racking and conveyor/sortation equipment.

The Academy Distribution Center Property is located in Jeffersonville, Twiggs County, Georgia along Interstate 16. The Academy Distribution Center Property is situated directly off of Highway 96 at the intersection of Interstate 16, a major northwest/southeast distribution hub. The Academy Distribution Center Property is located approximately 25 miles southeast of Macon, 100 miles southeast of Atlanta and 140 miles northwest of Savannah. The Academy Distribution Center Property is regionally well located to Interstate 16, which provides direct access to the ports of Savannah and Interstate 95 to the southeast, and Atlanta and Interstate 75 to the north. According to Nielson and Claritas, the 2013 estimated average household income within a one, three and five mile radius is $39,133, $38,075 and $36,657, respectively.

Environmental Matters.    The Phase I environmental report dated March 11, 2013 recommended no further action at the Academy Distribution Center Property.

Major Tenant.

Academy Sports & Outdoors (1,861,086 sq. ft., 100.0% of NRA, 100.0% of U/W Base Rent). Academy, rated B2/B with a stable outlook by Moody’s/S&P, is the third largest full-line sporting goods retailer in the United States in terms of net sales, offering a broad assortment of hunting, fishing, and camping equipment and gear along with sports and leisure products, footwear, apparel and more. Academy generates revenue from four categories including apparel, field & stream, footwear and sports & leisure.

Academy is a Texas-based company operating more than 150 stores throughout Alabama, Florida, Georgia, Kansas, Louisiana, Mississippi, Missouri, North Carolina, Oklahoma, South Carolina, Tennessee and Texas. Academy’s primary competitors are Dick’s Sporting Goods and Sports Authority. As of February 2, 2013, Academy Ltd. generated $3.7 billion in sales, with $389 million in adjusted earnings before interest, taxes, depreciation and amortization (“EBITDA”).  This represents an increase of 18.9% from January 28, 2012 net sales of $3.1 billion and a 62.1% increase over January 28, 2012 adjusted EBITDA of $240 million.

The Market.    The Academy Distribution Center Property is located in the Macon Metropolitan Statistical Area submarket of Jeffersonville, Georgia. The Academy Distribution Center Property is situated in a rural area, with primary land use consisting of agricultural use, including timberland cultivation. Additional uses include limited commercial, industrial and residential development. Commercial uses in the immediate neighborhood are primarily concentrated along Highway 96 and in downtown Jeffersonville, with the majority of commercial development concentrated in the neighboring city of Warner Robins, located approximately 14 miles west of Macon. The Academy Distribution Center Property is the largest development in the neighborhood and has created more than 200 new jobs in the area. The Academy Distribution Center Property is part of a planned industrial park and represents Phase I of the Twiggs County Industrial Park.

According to the appraisal, as of 4Q 2012 the Macon/Warner Robins industrial market contains 369 buildings, totaling 18,418,857 sq. ft. of industrial space.  As of the 4Q 2012, the overall vacancy rate was 25.2%, which represented a decrease of 7.5% from its peak of 32.7% as of 4Q 2010.  The average rental rate for the market as of 4Q 2012 was $2.98 PSF, which represented a slight increase from the previous quarter.  The 4Q 2012 reported positive year to date net absorption of 331,589 sq. ft.  During the 4Q 2012, there was no new construction completed in the Macon/Warner Robins industrial market. This compares to one building totaling 4,400 sq. ft. completed in the 3Q 2012 and one building totaling 4,800 sq. ft. completed in the 1Q 2012.

The appraisal identifies eight properties located throughout the southeastern United States as the Academy Distribution Center Property’s competitive set.  The comparable properties range in size from 382,668 to 1,016,148 sq. ft.  The comparable rents range

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Academy Drive Jeffersonville, GA 31044	Collateral Asset Summary – Loan No. 8 Academy Distribution Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,625,000 54.4% 1.82x 12.3%

from $3.06 to $4.04 PSF, with a weighted average of $3.77 PSF. All of the comparables are 100.0% occupied, single-tenant properties, with lease terms ranging from 10 to 20 years.

The table below details the Academy Distribution Center Property’s competitive set.

Summary of Comparable Industrial Properties(1)
Building	Year Built	Size	% Leased	Asking Rate (Net)	Class
Academy Distribution Center	2008	1,861,086	100.0%	$3.61	A
Britax	2012	478,400	100.0%	$3.59	NAV
Crate & Barrel I	2005	382,668	100.0%	$3.25	NAV
Amazon.com Fulfillment Center	2012	1,015,740	100.0%	$4.04	NAV
Amazon.com Fulfillment Center	2011	1,016,148	100.0%	$4.03	NAV
Amazon.com Fulfillment Center	2011	1,016,148	100.0%	$4.04	NAV
Hartman V	2008	569,674	100.0%	$3.06	NAV
Amazon.com Fulfillment Center	2011	1,016,148	100.0%	$3.81	NAV
Systemax (Tiger Direct)	2007	459,134	100.0%	$3.35	NAV
Total / Wtd. Avg.		5,954,060	100.0%	$3.77
(1)	Source: Appraisal

Cash Flow Analysis.

Cash Flow Analysis
	Appraisal	U/W	U/W PSF
Base Rent(1)	$6,723,750	$6,723,750	$3.61
Rent Steps(2)	0	134,475	0.07
Straight Line Rent (IG Tenants)(3)	0	84,233	0.05
Gross Potential Rent	$6,723,750	$6,942,458	$3.73
Less: Vacancy(4)	0	(347,123)	(0.19)
Effective Gross Income	$6,723,750	$6,595,335	$3.54
Total Operating Expenses	0	0	0.00
Net Operating Income	$6,723,750	$6,595,335	$3.54
Tenant Improvements	0	114,922	0.06
Leasing Commissions	0	148,395	0.08
Capital Expenditures	0	186,109	0.10
Net Cash Flow	$6,723,750	$6,145,910	$3.30
(1)	U/W Base Rent is based on the rent roll as of the cut-off date.
(2)	U/W Rent Steps include contractual rent increases through September 2014.
(3)	U/W Straight Line Rent represents the present value of Rent Steps though 2017, excluding the Rent Steps through May 31, 2013.
(4)	Less: Vacancy includes a 5.0% underwriting adjustment.

Property Management.     The Academy Distribution Center Property is self-managed by Academy Sports & Outdoors.

Lockbox / Cash Management.    The Academy Distribution Center Loan is structured with a hard lockbox and in place cash management. The Borrower is required to cause all revenue to be deposited directly into a lockbox account controlled by the lender.  All funds in the lockbox account are swept daily to a cash management account under the control of the lender and disbursed during each interest period of the Academy Distribution Center Loan term in accordance with the Academy Distribution Center Loan documents. All excess cash will be swept into a lender controlled account upon the occurrence of an Academy Cash Sweep Trigger Event (defined below) or one of the following events: (i) an event of default by the Borrower, (ii) the occurrence of certain bankruptcy events relating to the Borrower, or (iii) the DSCR falls below 1.25x for any quarter based on the preceding T-12.

An “Academy Cash Sweep Trigger Event” is the occurrence of one of the following events:  (i) a monetary default occurs and is continuing under the Academy Lease or an acceptable replacement triple net lease (“Replacement Lease”), (ii) a non-monetary default occurs under the Academy Lease or Replacement Lease and the Borrower terminates such lease, (iii) a bankruptcy or insolvency of Academy or an acceptable replacement triple net lease tenant (“Replacement Tenant”) or (iv) if Academy or Replacement Tenant, as

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Academy Drive Jeffersonville, GA 31044	Collateral Asset Summary – Loan No. 8 Academy Distribution Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,625,000 54.4% 1.82x 12.3%

applicable, “goes dark” (other than as permitted under its lease), vacates, ceases to occupy or discontinues its operations at the Academy Distribution Center Property (provided, however, that Academy has no obligation to continue operations at the Academy Distribution Center Property).

Initial Reserves.    At closing, the Borrower deposited (i) $3,504,116 into the Academy Expansion Reserve account and (ii) $109,841 into the Academy Rent Reserve account.

Ongoing Reserves.    On a monthly basis, the Borrower will be required to deposit reserves of (i) $15,509 into the replacement reserve account (subject to a cap of $186,108) if Academy or Replacement Tenant, as applicable, fails to maintain the Academy Distribution Center Property in accordance with the Academy Lease, or Replacement Lease, as applicable, such lease is no longer in effect or an Academy Cash Sweep Trigger Event occurs, and (ii) $310,181 into the TI/LC reserve account (subject to a cap of $500,000) if the Academy Lease or Replacement Lease is not in effect.  The Borrower will also be required to (i) deposit an amount of the next installment of taxes following the occurrence of a Tax Reserve Trigger Event (as defined below), and (ii) deposit an amount equal to the annual insurance premiums following the occurrence of an Insurance Reserve Trigger Event (as defined below).

A “Tax Reserve Trigger Event” is the occurrence of one of the following events:  (i) any termination or expiration of the Academy Lease or Replacement Lease, as applicable, or other event which results in the Academy Lease or Replacement Lease, as applicable, no longer being in full force and effect with Academy or Replacement Tenant, as applicable, as the tenant thereunder, (ii) Academy or Replacement Tenant, as applicable, not being obligated under the Academy Lease or Replacement Lease, as applicable, to pay all taxes when due directly to all applicable taxing authorities as and when required under the Academy Distribution Center Loan documents or (iii) the failure of Academy or Replacement Tenant, as applicable, to pay all taxes when due directly to all applicable taxing authorities when required or Borrower’s failure to deliver evidence of payment of the foregoing on or before the dates such taxes are required to be paid within three business days of lender’s request.

An “Insurance Reserve Trigger Event” is the occurrence of one of the following events: (i) any termination or expiration of the Academy or Replacement Tenant, as applicable, or other event which results in the Academy Lease or Replacement Lease, as applicable, no longer being in full force and effect with Academy or Replacement Tenant, as applicable, as the tenant thereunder, (ii) the failure of Academy or Replacement Tenant, as applicable, to maintain insurance as and when required under the Academy Distribution Center Loan documents or Borrower’s failure to deliver evidence of the foregoing within three business days of lender’s request, including without limitation, evidence of the payment of insurance premiums on or before the dates insurance premiums are required to be paid or (iii) an Academy Cash Sweep Trigger Event.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    Provided no event of default exists under the Academy Distribution Center Loan documents, subordinate mezzanine financing may be incurred by the equity holders of the Borrower (the “Mezzanine Loan”) 60 days following the securitization of the Academy Distribution Center Loan, provided that: (a) no Mezzanine Loan is entered into on or after the ARD, (b) the amount of the Mezzanine Loan does not exceed an amount which, when added to the outstanding principal balance of the Academy Distribution Center Loan, results in a combined LTV ratio of greater than 72.5%, a combined DSCR of less than 1.25x, or combined debt yield of less than 8%, (c) the Mezzanine Loan is not secured other than by a pledge of the direct or indirect beneficial ownership interests in the Borrower, (d) the Mezzanine Loan lender is in compliance with standard rating agency criteria for “qualified transferees”, (e) the Mezzanine Loan matures on or prior to the ARD and (f) lender receives written confirmation from the rating agencies that the making of Mezzanine Loan does not result in a downgrade, withdrawal, or qualification of the then current ratings of the certificates.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

One Academy Drive Jeffersonville, GA 31044	Collateral Asset Summary – Loan No. 8 Academy Distribution Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$53,625,000 54.4% 1.82x 12.3%

Academy Distribution Center
One Academy Drive
Jeffersonville, GA 31044
MACON
WARNER ROBINS
Jeffersonville
Allentown
Centerville
Byron
Perry
Gray
Atlanta 69 miles
Savannah 134 miles
Piedmont National Wildlife Refuge
MONROE COUNTY
JONES COUNTY
BIBB COUNTY
TWIGGS COUNTY
WILKINSON COUNTY
HOUSTON COUNTY
BLECKLEY COUNTY
Wesleyan College
Georgia Coliseum
Ocmulgee Natl. Mon.
Bowden Golf Course
Henderson Memorial Stadium
Mercer University
Macon Mall
Middle Georgia St. College
Macon Downtown Airport
Oakview Golf and CC
Bond Swamp Natl. Wildlife Refuge
Middle Georgia Regional Airport
Robins Air Force Base
Houston County Galleria
Warner Robins Place
Landings Golf Club
Waterford Golf Club
Houston Lake Country Club
Oaky Woods Wildlife Management Area
Ocmulgee Wildlife Management Area
CHATTANOOGA
CHARLOTTE
ATLANTA
AUGUSTA
COLUMBIA
COLUMBUS
MACON
SAVANNAH
TALLAHASSEE
JACKSONVILLE
GEORGIA
SOUTH CAROLINA
AL
FLORIDA

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5837 Fisher Road Temple Hills, MD 20748	Collateral Asset Summary – Loan No. 9 Heather Hills Multifamily	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,000,000 74.1% 1.33x 8.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5837 Fisher Road Temple Hills, MD 20748	Collateral Asset Summary – Loan No. 9 Heather Hills Multifamily	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,000,000 74.1% 1.33x 8.1%

Mortgage Loan Information				Property Information
Loan Seller:	GACC			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition			Property Type:	Garden Multifamily
Sponsor:	Tomas Rosenthal; The JR Family			Collateral:	Fee Simple
	Credit Shelter Trust			Location:	Temple Hills, MD
Borrower:	Heather Hill Apartments LLC			Year Built / Renovated:	1964 / 2010-2013
Original Balance:	$49,000,000			Total Units:	459
Cut-off Date Balance:	$49,000,000			Property Management:	The Donaldson Group, LLC
% by Initial UPB:	3.8%			Underwritten NOI:	$3,965,042
Interest Rate:	4.4500%			Underwritten NCF:	$3,942,092
Payment Date:	6th of each month			“As-is” Appraised Value(3):	$66,100,000
First Payment Date:	July 6, 2013			“As-is” Appraisal Date:	April 19, 2013
Maturity Date:	June 6, 2023			“As Stabilized” Appraised Value(7):	$74,100,000
Amortization:	Interest only for first 48 months; 360			“As Stabilized” Appraisal Date(7):	April 1, 2018
	months thereafter
Additional Debt(1):	$5,000,000 Mezzanine Loan			Historical NOI
Call Protection:	L(25), D(91), O(4)			Most Recent NOI:	$3,894,194 (T-12 April 30, 2013)
Lockbox / Cash Management:	Soft / Springing			2012 NOI:	$3,616,191 (December 31, 2012)
				2011 NOI:	$3,143,248 (December 31, 2011)
Reserves(2)				2010 NOI:	NAV
	Initial		Monthly
Taxes:	$297,262		$33,029	Historical Occupancy
Insurance:	$0		$10,650	Current Occupancy:	95.4% (May 30, 2013)
Capital Expenditure(3):	$3,500,000		$1,925	2012 Occupancy:	NAV
Holdback Reserve:	$2,000,000		$0	2011 Occupancy:	NAV
				2010 Occupancy:	NAV
Financial Information
(1)   See “Current Mezzanine or Subordinate Indebtedness” herein.
(2)   See “Initial Reserves,” “Holdback Reserve” and “Ongoing Reserves” herein.
(3)   The “As-is” Appraised Value reflects $3.5 million in capital improvements being completed at the Heather Hills Multifamily Property. At closing, $3.5 million was reserved for capital improvements including the planned renovation of 181 units.
(4)   Total debt calculations assume that interest only payments are made throughout the mezzanine loan term. Beginning on June 6, 2014 and each payment date thereafter through the maturity date, principal payments of $62,500 are required to be made to the extent that there is available cash after payment of amounts due under the loan documents for both the mortgage loan and mezzanine loan and operating expenses. See “Current Mezzanine or Subordinate Indebtedness” herein.
(5)   The Cut-off Date LTV, Underwritten NOI Debt Yield and Underwritten NCF Debt Yield calculations for total debt are based on the mezzanine loan balance net of the $2.0 million holdback reserve. Based on the mezzanine loan Cut-off Date Balance of $5.0 million, the Cut-off Date LTV, Underwritten NOI Debt Yield and Underwritten NCF Debt Yield are 81.7%, 7.3% and 7.3%, respectively for the total debt.
(6)   Based on amortizing debt service payments on the mortgage loan.  Based on the current interest only payments on the mortgage loan, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.79x and 1.78x, respectively for the mortgage loan and 1.45x and 1.44x, respectively for the total debt.
(7)   The “As Stabilized” LTV is 66.1% based on completion of renovations, which are expected to be completed over the next four years.

		Mortgage	Total
		Loan	Debt(4)
Cut-off Date Balance / Unit:		$106,754	$117,647
Balloon Balance / Unit:		$95,519	$106,412
Cut-off Date LTV(5):		74.1%	78.7%
Balloon LTV:		66.3%	73.9%
Underwritten NOI DSCR(6):		1.34x	1.13x
Underwritten NCF DSCR(6):		1.33x	1.13x
Underwritten NOI Debt Yield(5):		8.1%	7.6%
Underwritten NCF Debt Yield(5):		8.0%	7.6%
Underwritten NOI Debt Yield at Balloon:		9.0%	8.1%
Underwritten NCF Debt Yield at Balloon:		9.0%	8.1%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5837 Fisher Road Temple Hills, MD 20748	Collateral Asset Summary – Loan No. 9 Heather Hills Multifamily	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,000,000 74.1% 1.33x 8.1%

Unit Mix Summary(1)
Unit Type	# of Units	% of Total	Occupied Units	Occupancy	Average Unit Size (Sq. Ft.)	Average Monthly Rental Rate	Average Monthly Rental Rate PSF
1 Bed / 1 Bath	214	46.6%	208	97.2%	687	$1,072	$1.56
2 Bed / 2 Bath	122	26.6	112	91.8%	1,039	$1,447	$1.39
3 Bed / 2 Bath	123	26.8	118	95.9%	1,166	$1,555	$1.33
Total / Wtd. Avg.	459	100.0%	438	95.4%	909	$1,301	$1.43
(1)	Based on a rent roll dated May 30, 2013 and the appraisal.

The Loan.    The Heather Hills Multifamily loan (the “Heather Hills Multifamily Loan”) is a fixed rate loan secured by the borrower’s fee simple interest in the 459 unit  garden multifamily property located at 5837 Fisher Road in Temple Hills, Maryland (the “Heather Hills Multifamily Property”) with an original principal balance of $49.0 million. The Heather Hills Multifamily Loan has a 10-year term and amortizes on a 30-year schedule after an initial 48 month interest only period. The Heather Hills Multifamily Loan accrues interest at a fixed rate equal to 4.4500% and has a cut-off date balance of $49.0 million. Loan proceeds, along with a $5.0 million mezzanine loan funded concurrently, and approximately $10.1 million in equity from the sponsor were used to acquire the Heather Hills Multifamily Property for $57.0 million, fund upfront reserves of approximately $5.8 million and pay closing costs of approximately $1.3 million. Based on the “As-is” appraised value of $66.1 million as of April 19, 2013, the cut-off date LTV is 74.1% and the remaining implied equity is $12.1 million. Based on the “As Stabilized” appraised value of $74.1 million as of April 1, 2018, the “As Stabilized” LTV is 66.1%. The most recent prior financing of the Heather Hills Multifamily Property was not included in a securitization.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$49,000,000	76.4%	Purchase Price	$57,000,000	88.9%
Mezzanine Loan	$5,000,000	7.8%	Reserves	$3,797,262	5.9%
Sponsor Equity	$10,132,326	15.8%	Holdback Reserve	$2,000,000	3.1%
			Closing Costs	$1,335,064	2.1%
Total Sources	$64,132,326	100.0%	Total Uses	$64,132,326	100.0%

The Borrower / Sponsor.    The borrower, Heather Hill Apartments LLC, is a single purpose Delaware limited liability company structured to be bankruptcy-remote, with two independent managers in its organizational structure.  The sponsors of the borrower and the nonrecourse carve-out guarantors are Tomas Rosenthal, founder of Hampshire Properties, LLC (“Hampshire Properties”), and The JR Family Credit Shelter Trust, on a joint and several basis.

Headquartered in Brooklyn, New York, Hampshire Properties is a privately-held real estate investment firm with office, industrial and multifamily properties throughout North America. Since it was founded in 1988 by Tomas Rosenthal, Hampshire Properties has steadily grown holdings to over $750.0 million on behalf of investors.

The Property.    The Heather Hills Multifamily Property consists of 18 three-story garden apartment buildings located in Temple Hills, Maryland, approximately ten miles southeast of the Washington, DC central business district. Originally constructed in 1964, the Heather Hills Multifamily Property contains 459 units and as of May 30, 2013, is 95.4% occupied. Amenities at the Heather Hills Multifamily Property include a clubhouse, swimming pool, fitness center, business center, children’s learning center, basketball court, playground and laundry facilities. In addition to proximity to a major regional roadway via I-495, which is located approximately one mile to the east, the Heather Hills Multifamily Property benefits from access to two Green Line Metrorail stations, Southern Avenue and Branch Avenue, which are located approximately five miles northwest and four miles northeast of the Heather Hills Multifamily Property, respectively.

Since 2010, approximately $6.0 million has been spent on renovations which have included kitchen upgrades, all-in-one washers and dryers, natural wood cabinets, upgraded countertops and breakfast bars and bathrooms with water conserving fixtures. To date, 144 units have been renovated and the sponsor plans on spending approximately $3.5 million to renovate an additional 181 units over the next four years. At closing, the borrower reserved $3.5 million for the remaining renovations as well as other maintenance items per the Heather Hills Multifamily Loan documents. See “Initial Reserves” herein.

Environmental Matters.    The Phase I environmental report dated February 15, 2013 recommended the development and implementation of an asbestos operation and maintenance plan at the Heather Hills Multifamily Property, which is already in place.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5837 Fisher Road Temple Hills, MD 20748	Collateral Asset Summary – Loan No. 9 Heather Hills Multifamily	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,000,000 74.1% 1.33x 8.1%

The Market.    The Heather Hills Multifamily Property is located approximately one mile east of the Capital Beltway in the southern portion of Prince George’s County within the Washington, DC metropolitan statistical area (“MSA”). Washington, DC is home to one of the most well-educated and well-paid populations in the country. Approximately 22.9% of the region’s employees work in the government sector while approximately 23.1% work in professional and business services. Large private employers in the region include Northrop Grumman Corporation, SAIC Inc., Inova Health System, Booz Allen Hamilton and Marriott International Inc., among others. According to the Bureau of Labor Statistics, the unemployment rate within the MSA was 5.2% as of December 2012, 0.6% lower than the prior year’s rate of 5.8% and below the national average of 7.9%.

The Heather Hills Multifamily Property is located within the Forest Heights/Oxon Hill submarket which is part of the greater Suburban Maryland Apartment market. As of year-end 2012, the vacancy rates for the market and submarket were 4.0% and 4.4%, respectively. From 2008 to 2012, average asking rents within the market increased 8.2% from $1,264 per month to $1,368 per month. Over the same time period, average asking rents within the submarket increased 5.9% from $1,059 per month to $1,121 per month. From 2012 to 2017, average asking rents within the market are projected to increase 16.1% from $1,368 per month to $1,588 per month. Over the same time period, average asking rents within the submarket are projected to increase 11.8% from $1,121 per month to $1,253 per month.

Competitive Set(1)
Name	Heather Hills Multifamily Property	Penn Landing	Gateway Square	Rosecroft Mews	Penn Mar	Verona at Silver Hill	The Marconi
Distance from Subject	NAP	6.4 miles	1.7 miles	0.7 miles	6.5 miles	3.4 miles	0.3 miles
Year Built / Renovated	1964 / 2010-2013	1964 / 2009	1967 / 2002	1973 / 2013(2)	1963 / 2011	1965 / 2007	1964 / 2013(2)
Total Occupancy	95.4%(3)	96%	97%	95%	93%	95%	98%
No. of Units	459	598	297	304	291	214	297
Avg. Unit Size (Sq. Ft.)(4)	909	851	905	900	870	872	821
Avg. Rent/Unit(4)	$1,301	$1,170	$1,255	$1,219	$1,152	$1,273	$1,430
(1)	Source: Appraisal
(2)	The Rosecroft Mews and The Marconi properties are currently undergoing renovations.
(3)	Based on a rent roll dated May 30, 2013.
(4)
Unit mixes showing the detail of number of units per type were not available for the competitive set. As such, averages for the competitive set are shown based on the averages per unit type and not on a weighted average basis for all units at the properties.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 4/30/2013	U/W	U/W per Unit
Gross Potential Rent	$6,271,247	$6,753,788	$6,934,847	$7,066,180	$15,395
Total Other Income	168,085	174,774	171,939	186,503	406
Less: Concessions	(206,406)	(240,238)	(229,406)	(208,452)	(454)
Less: Vacancy & Credit Loss(1)	(570,578)	(603,001)	(570,014)	(529,963)	(1,155)
Effective Gross Income	$5,662,348	$6,085,323	$6,307,366	$6,514,267	$14,192
Total Operating Expenses	2,519,100	2,469,132	2,413,172	2,549,226	5,554
Net Operating Income	$3,143,248	$3,616,191	$3,894,194	$3,965,042	$8,638
Capital Expenditures	0	0	0	22,950	50
Net Cash Flow	$3,143,248	$3,616,191	$3,894,194	$3,942,092	$8,588

(1)	U/W Vacancy & Credit Loss represents 8.1% of gross income.

Property Management.    The Heather Hills Multifamily Property is managed by The Donaldson Group, LLC.

Lockbox / Cash Management.    The Heather Hills Multifamily Loan is structured with a soft lockbox and springing cash management. Funds deposited into the clearing account will be swept on a daily basis into the borrower’s operating account, unless a Trigger Period (as defined below) is continuing, in which event such funds will be swept on a daily basis into a cash management account under the control of the lender and disbursed in accordance with the Heather Hills Multifamily Loan documents.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5837 Fisher Road Temple Hills, MD 20748	Collateral Asset Summary – Loan No. 9 Heather Hills Multifamily	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,000,000 74.1% 1.33x 8.1%

A “Trigger Period” will commence upon the occurrence of any of the following: (i) an event of default under the Heather Hills Multifamily Loan or mezzanine loan or (ii) if the debt service coverage ratio for the trailing 12-month period is less than 1.20x on the last day of the preceding calendar quarter and will end if (a) with respect to clause (i), the respective event of default has been cured or waived and no other event of default is then occurring or (b) with respect to clause (ii), the debt service coverage ratio exceeds 1.20x for two consecutive quarters.

Initial Reserves.    At closing, the borrower deposited (i) $297,262 into a tax reserve account and (ii) $3,500,000 into the capital expenditure reserve account to complete planned renovations on 181 units, immediate deferred maintenance and other capital expenditure projects at the Heather Hills Multifamily Property.

Holdback Reserve.    At closing, $2,000,000 was deposited into the holdback reserve from loan proceeds as additional collateral for the Heather Hills Multifamily Loan. The Heather Hills Multifamily Loan documents permit all or a portion of the funds held in the holdback reserve to be released to the borrower within the 36-month period after loan closing, provided that, among other things, (i) the Heather Hills Multifamily Loan debt yield is at least 8.50%, (ii) the combined Heather Hills Multifamily Loan and mezzanine loan debt service coverage ratio is at least 1.20x, (iii) the borrower shall have performed capital improvements and satisfied the requirements for disbursements from the capital expenditure reserve of at least $500,000 and (iv) the borrower shall use the full disbursement amount to partially prepay the mezzanine loan. Following the initial 36-month period after loan closing, if any funds in the holdback reserve remain undisbursed, the remaining funds will be held as additional collateral for the Heather Hills Multifamily Loan.

Ongoing Reserves.    On a monthly basis, the borrower is required to deposit reserves of (i) 1/12 of the estimated annual real estate taxes, which currently equates to $33,029 into a tax reserve account, (ii) 1/12 of the annual insurance premiums, which currently equates to $10,650 into an insurance reserve account and (iii) $1,925 into a capital expenditure account.

Current Mezzanine or Subordinate Indebtedness.    A $5,000,000 mezzanine loan was funded at closing by Arbor Realty SR, Inc. The mezzanine loan is coterminous with the Heather Hills Multifamily Loan and accrues interest at a rate of 10.5000% per annum. Beginning on June 6, 2014 and continuing each payment date through the maturity date, monthly principal payments of $62,500 are required to be made to the extent that there is available cash after payment of amounts due under the Heather Hills Multifamily Loan documents and mezzanine loan documents and operating expenses.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

5837 Fisher Road Temple Hills, MD 20748	Collateral Asset Summary – Loan No. 9 Heather Hills Multifamily	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$49,000,000 74.1% 1.33x 8.1%

DISTRICT OF COLUMBIA
Washington, D.C
Howard University
GWU-Mt Vernon
Georgetown University
Gallaudet University
George Washington University
Verizon Center
The White House
US Capitol
US National Arboretum
RFK Stadium
Capitol Heights
Ballston Common
FORT MYER
Arlington
East Potomac Golf Course
Nationals Park
FORT LESLEY J MCNAIR
Fashion Centre
Crystal City Shops
VIRGINIA
REAGAN NATIONAL AIRPORT
Potomac River
BOLLIN AIR FORCE BASE
Lincoln Memorial Cemetery
District Heights
Potomac Yard Retail Center
Iverson Mall
Hillcrest Heights
Morningside
Virginia Theological Seminary
Heather Hills Multifamily
5837 Fisher Road
Temple Hills, MD 20748
Temple Hills
Forest Heights
Alexandria
Oxon Hill Farm
Rivertowne Commons
Rose Hill
Rosecroft Raceway
Henson Creek Park
Henson Creek Golf Course
MARYLAND
National Harbor
Groveton
Fort Foote Park
Tinkers Creek Park
Huntley Meadows Park
Hybla Valley
Fort Hunt
Fort Hunt Park
Fort Washington
Fort Washington Park
Potomac River
CARTIFACT

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

59 West 46th Street New York, NY 10036	Collateral Asset Summary – Loan No. 10 The Hotel at Times Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,335,346 49.9% 2.28x 15.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

59 West 46th Street New York, NY 10036	Collateral Asset Summary – Loan No. 10 The Hotel at Times Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,335,346 49.9% 2.28x 15.8%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Limited Service Hospitality
Sponsor:	Apple Core Hotels, Inc.		Collateral:	Fee Simple
Borrower:	Wentworth Hotel, LLC; Wented		Location:	New York, NY
	Realty Corp.		Year Built / Renovated:	1906 / 2011
Original Balance:	$42,500,000		Total Rooms:	213
Cut-off Date Balance:	$42,335,346		Property Management:	Apple Core Hotels, Inc.
% by Initial UPB:	3.3%		Underwritten NOI:	$6,703,570
Interest Rate:	3.8500%		Underwritten NCF:	$6,031,555
Payment Date:	6th of each month		“As-is” Appraised Value:	$84,800,000
First Payment Date:	June 6, 2013		“As-is” Appraisal Date:	October 23, 2012
Maturity Date:	May 6, 2023		“As Stabilized” Appraised Value(2):	$92,300,000
Amortization:	300 months		“As Stabilized” Appraisal Date(2):	November 1, 2015
Additional Debt:	None
Call Protection:	L(26), D(90), O(4)		Historical NOI
Lockbox / Cash Management:	Springing Hard / Springing		Most Recent NOI:	$6,788,760 (T-12 April 30, 2013)
			2012 NOI:	$6,684,742 (December 31, 2012)
Reserves(1)			2011 NOI:	$6,286,831 (December 31, 2011)
	Initial	Monthly	2010 NOI:	$5,208,912 (December 31, 2010)
Taxes:	$0	Springing
Insurance:	$0	Springing	Historical Occupancy
FF&E:	$0	1/12 of 4% of prior year’s	Current Occupancy:	91.4% (April 30, 2013)
		gross income	2012 Occupancy:	88.6% (December 31, 2012)
			2011 Occupancy:	86.3% (December 31, 2011)
Financial Information			2010 Occupancy:	86.2% (December 31, 2010)
Cut-off Date Balance / Room:		$198,757	(1) See “Initial Reserves” and “Ongoing Reserves” herein. (2) The “As Stabilized” LTV is 45.9% based on achieving stabilized occupancy of 85.0%, ADR of $252.00 and RevPAR of $214.00.
Balloon Balance / Room:		$142,793
Cut-off Date LTV:		49.9%
Balloon LTV:		35.9%
Underwritten NOI DSCR:		2.53x
Underwritten NCF DSCR:		2.28x
Underwritten NOI Debt Yield:		15.8%
Underwritten NCF Debt Yield:		14.2%
Underwritten NOI Debt Yield at Balloon:		22.0%
Underwritten NCF Debt Yield at Balloon:		19.8%

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

59 West 46th Street New York, NY 10036	Collateral Asset Summary – Loan No. 10 The Hotel at Times Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,335,346 49.9% 2.28x 15.8%

Historical Occupancy, ADR, RevPAR(1)
	The Hotel at Times Square Property(2)			Competitive Set(3)			Penetration Factor(2)
Year	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR	Occupancy	ADR	RevPAR
2009	83.9%	$173.35	$145.43	82.5%	$185.76	$153.28	101.7%	93.3%	94.9%
2010	86.2%	$203.30	$175.26	86.0%	$211.63	$182.02	100.2%	96.1%	96.3%
2011	86.3%	$227.94	$196.62	87.6%	$218.93	$191.83	98.5%	104.1%	102.5%
2012	88.6%	$235.20	$208.40	91.8%	$211.44	$194.13	96.5%	111.2%	107.4%
T-12 March 2013	91.4%	$234.15	$214.04	91.3%	$213.67	$195.18	100.1%	109.6%	109.7%
(1)	Source: Hospitality research report and borrower provided operating statements.
(2)	T-12 Occupancy, ADR and RevPAR for The Hotel at Times Square Property are as of April 2013.
(3)	Does not include the Broadway @ Times Square and Stay Hotel New York City properties due to non-reporting.

Primary Competitive Set(1)
Property	# of Rooms	Year Opened	Meeting Space (Sq. Ft.)	2012 Occupancy	2012 ADR	2012 RevPAR
The Hotel at Times Square	213	1977	0	88.6%	$235.20	$208.40
Stay Hotel New York City	208	1912	0	92.0%	$211.00	$194.12
Time Hotel	193	1926	600	91.0%	$220.00	$200.20
Best Western Plus President Hotel at Times Square	334	1926	0	94.0%	$195.00	$183.30
Night Hotel	72	1941	1,600	93.0%	$224.00	$208.32
Room Mate Grace	139	2005	0	90.0%	$215.00	$193.50
Hotel Mela	232	2007	0	88.0%	$222.00	$195.36
Broadway @ Times Square	79	NAV	0	90.0%	$210.00	$189.00
Total/Wtd. Avg.	1,470			91.0%	$214.75	$195.09
(1)	Source: Hospitality research report and appraisal report dated November 5, 2012.

The Loan.    The Hotel at Times Square loan (“The Hotel at Times Square Loan”) is a fixed rate loan secured by the Borrowers’ fee simple interest in a 213-room hotel located at 59 West 46th Street, New York, New York (“The Hotel at Times Square Property”) with an original principal balance of $42.5 million. The Hotel at Times Square Loan has a 10-year term and amortizes on a 25-year schedule. The Hotel at Times Square Loan accrues interest at a fixed rate equal to 3.8500% and has a cut-off date balance of approximately $42.3 million.  The Hotel at Times Square Loan proceeds were used to retire existing debt in the amount of approximately $41,521,366, pay origination closing costs of $383,636, and return equity to the Borrowers in the amount of $594,998. Based on the “As-is” appraised value of $84.8 million as of October 23, 2012, the cut-off date LTV is 49.9% and the remaining implied equity is $42.5 million. Based on the “As Stabilized” appraised value of $92.3 million as of November 1, 2015, the “As Stabilized” cut-off date LTV is 45.9%.

Sources and Uses
Sources	Proceeds	% of Total	Uses	Proceeds	% of Total
Loan Amount	$42,500,000	100.0%	Loan Payoff	$41,521,366	97.7%
			Closing Costs	$383,636	0.9%
			Return of Equity	$594,998	1.4%
Total Sources	$42,500,000	100.0%	Total Uses	$42,500,000	100.0%

The Borrowers / Sponsor.    The borrowers for The Hotel at Times Square Loan are Wentworth Hotel, LLC (“Fee Borrower”) and Wented Realty Corp. (“Lessee Borrower” and, together with Fee Borrower,  the “Borrowers”). The Borrowers are New York based, single purpose, bankruptcy remote entities affiliated with Apple Core Hotels, Inc. (“Sponsor”).

The Fee Borrower is the owner of the fee simple interest in The Hotel at Times Square Property. The Fee Borrower leases The Hotel at Times Square Property to the Lessee Borrower under an operating lease. The Borrowers are affiliates under the common ownership of the Sponsor.

Susan Horn Greif, Larry Horn and William Kohane (collectively, the “Guarantors”) are the nonrecourse carve-out guarantors under The Hotel at Times Square Loan. William Kohane owns approximately 20% of the Borrowers. As of August 1, 2012, William Kohane reported total assets of $97,496,160 and a net worth of $95,501,160 with liquidity of $7,592,000. Larry Horn owns approximately 15% of

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

59 West 46th Street New York, NY 10036	Collateral Asset Summary – Loan No. 10 The Hotel at Times Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,335,346 49.9% 2.28x 15.8%

the Borrowers. As of August 1, 2012, Larry Horn reported total assets of $117,126,841 and a net worth of $114,126,841 with liquidity of $32,875,000. Susan Horn Greif owns approximately 15% of the Borrowers. As of August 1, 2012, Susan Horn Greif’s reported total assets of $84,653,373 and a net worth of $81,853,373 with liquidity of $6,020,000.

Apple Core Hotels, Inc. is led by Vijay Dandapani, president and chief operating officer, and is a subsidiary of Apple Core Holdings, a privately held, diversified investment company. Apple Core Holdings’ primary investment areas include real estate with a focus on hotels and event spaces.

The Property.    The Hotel at Times Square Property consists of a 13-story hotel building, an 11-story building and a four-story retail building. The two taller buildings adjoin to form a hotel tower that offers 213 limited service hotel rooms and is located at 59 West 46th Street in the Times Square district of Midtown Manhattan. The 4-story building, known as the DRS Building, features approximately 6,864 square feet of retail space and has a main entrance on West 47th Street. The 13-story hotel building also features approximately 3,942 square feet of retail space with frontage on West 46th Street. The Hotel at Times Square Property is a limited service hotel originally constructed in 1906 and opened as a hotel in 1977 on a 0.25-acre site with 41 rooms configured as king, 80 rooms configured as queen, 82 rooms configured as double/double, and 10 rooms configured as family suites.

The DRS Building is leased to DRS, Inc. which utilizes 6,864 square feet on the second and third floors for office space and a jewelry store. The lease has a current annual rent of $99,840 ($14.55 PSF) and the lease expires in 2017. Lindum Realty leases 3,942 square feet on the ground floor of the 13-story hotel building, which is used as a jewelry exchange. This lease commenced in 1979 for a term of 49 years and expires on December 31, 2027. The current annual rent is $30,281 ($7.68 PSF).

Amenities offered at The Hotel at Times Square Property include free WiFi internet access, complimentary continental breakfast served in the 98-seat breakfast dining area, free nationwide phone calls, concierge services, daily newspapers, laundry services, 24-hour computer workstation, exercise area, and reduced-rate parking at the central parking garage located at 38 West 46th Street between 5th and 6th Avenues and parking located at 164 West 46th Street between 6th and 7th Avenues. Each of the rooms is equipped with an iron, ironing board, coffee and coffee maker, hairdryer, in-room safe, cordless speakerphones with voicemail, and flat screen TV with cable, movies on demand and video games.

The Hotel at Times Square Property is located between 5th and 6th Avenues with frontage on 46th and 47th Streets in Midtown Manhattan.  The New York City borough of Manhattan is one of the world’s leading business and financial centers and a worldwide tourist destination.  Local attractions near The Hotel at Times Square Property include Times Square, Rockefeller Center, the Broadway theater district, as well as a large concentration of corporations and service firms involved in banking, law, insurance, advertising, publishing, fashion and retailing. Retail shopping in the area is abundant along Fifth Avenue near The Hotel at Times Square Property.

The Times Square district of Midtown Manhattan is a major economic and tourist center of New York City. The Times Square district consists of the blocks from 6th to 8th Avenues and West 40th to West 53rd Streets. Although this area comprises only 0.1% of New York City’s land area, the Times Square district houses approximately 5% of the jobs in New York City and generates roughly 10% of its economic output. Over 35 million annual visitors to the area spend an estimated $18 billion throughout New York City during their stay. The Times Square district offers a wide range of entertainment options, including more than 300 restaurants and bars, its famous large electronic displays, world class New Year’s celebrations, and close proximity to the 39 theaters in and around Broadway. In recent years, the Times Square district has experienced a large amount of office development bringing its total office inventory to over 48.1 million sq. ft. as of the third quarter 2012.

The Hotel at Times Square Property is easily accessible by many of New York City’s subway lines, roadways and airports. Major regional and national highways include Interstate 80, which extends east from the New York City area and runs to San Francisco, California, Interstate 95 which supports travel to regions north and south of New York City, Interstate 87 which extends northward into upstate New York and Interstate 78 which runs from the Holland Tunnel to eastern Pennsylvania. The Hotel at Times Square Property is served by three international airports, LaGuardia International Airport (“LaGuardia”) and John F. Kennedy International Airport (“JFK”) in Queens, and Newark Liberty International Airport (“Newark Airport”) in Newark, New Jersey. LaGuardia is located approximately nine miles northeast from The Hotel at Times Square Property, JFK is located roughly seventeen miles to the southeast, and Newark Airport is located approximately seventeen miles to the southwest. JFK and Newark Airport are accessible by road, rail or bus from Manhattan while LaGuardia is accessible by road or bus.

Many travelers and local residents of New York City utilize the extensive train and subway network. In 2012, New York City subway ridership totaled a record 1.7 billion. The Hotel at Times Square Property is located in the vicinity of 13 different subway lines including the B, D, F and M lines at Rockefeller Center, the 4, 5, 6 and S lines at Grand Central Terminal, the N, R and Q lines on Seventh Avenue and West 49th Street, and the C and E lines on Eighth Avenue and West 50th Street.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

59 West 46th Street New York, NY 10036	Collateral Asset Summary – Loan No. 10 The Hotel at Times Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,335,346 49.9% 2.28x 15.8%

Environmental Matters.    The Phase I environmental report dated November 5, 2012 recommended the development and implementation of an Asbestos Operation and Maintenance Plan at The Hotel at Times Square Property, which is already in place.

The Market.    The Hotel at Times Square Property is located in New York City, New York. The Manhattan lodging market offers hotels and motels spanning 78,214 rooms, which help accommodate visitors to one of the most popular destinations in the United States. In 2011, New York City accommodated approximately 50.2 million visitors, including 10.1 million international visitors. Historically, the Manhattan lodging market has been undersupplied as a result of strong barriers to entry. Over the past 24 years, average annual demand growth, at 2.1%, has outstripped the corresponding growth in supply at 1.7%.

The Hotel at Times Square Property is more specifically located in the Midtown Manhattan submarket. According to hospitality research reports, and excluding The Hotel at Times Square Property, Stay Hotel New York City and the Broadway @ Times Square properties due to such properties not reporting, the occupancy level for the competitive set was estimated to be 91.3% as of T-12 March 31, 2013, which compares to 90.8% as of T-12 March 31, 2012. The overall average occupancy level for the period between 2007 and 2012 for the competitive set is equal to 86.3%. The average daily rate for the competitive set was approximately $213.67 for T-12 March 31, 2013, which compares to $215.14 for T-12 March 31, 2012. RevPAR for the competitive set was approximately $195.18 for T-12 March 31, 2013, which compares to $195.30 for T-12 March 31, 2012.

Cash Flow Analysis.

Cash Flow Analysis
	2011	2012	T-12 4/30/2012	U/W	U/W per Room(1)
Occupancy	86.3%	88.6%	91.4%	91.4%
ADR	$227.94	$235.20	$234.15	$234.15
RevPAR	$196.62	$208.40	$214.04	$214.04

Room Revenue	$14,999,460	$16,246,697	$16,640,215	$16,640,215	$78,123
Other Revenue(2)	164,438	167,851	167,041	160,166	$752
Total Revenue	$15,163,897	$16,414,549	$16,807,256	$16,800,382	$78,875
Operating Expenses	3,038,091	3,403,901	3,416,259	3,416,259	$16,039
Undistributed Expenses	4,434,722	4,860,771	5,096,785	5,111,056	$23,996
Gross Operating Profit	$7,691,085	$8,149,877	$8,294,211	$8,273,066	$38,841
Total Fixed Expenses	1,404,253	1,465,136	1,505,451	1,569,496	$7,369
Net Operating Income	$6,286,831	$6,684,742	$6,788,760	$6,703,570	$31,472
FF&E	0	0	0	672,015	$3,155
Net Cash Flow	$6,286,831	$6,684,742	$6,788,760	$6,031,555	$28,317
(1)	U/W per Room is based on a total of 213 rooms.
(2)	Other Revenue includes rental income on the retail spaces totaling a combined 10,806 sq. ft., guest laundry revenue, and miscellaneous revenue.

Property Management.    The Times Square Hotel Property is managed by Apple Core Hotels, Inc., an affiliate of the Borrowers.

Lockbox / Cash Management.    The Hotel at Times Square Loan is structured with a springing hard lockbox and springing cash management. Upon the occurrence of a Cash Management Event (as defined below), the Borrowers will establish a segregated cash management account to be held in trust and for the benefit of lender.  “Cash Management Event” means  the occurrence of any of the following: (i) the DSCR falls below 1.15x based on a trailing twelve month period, (ii) an event of default under The Hotel at Times Square Loan documents, (iii) any bankruptcy action of Borrowers or property manager or (iv) any bankruptcy action of any of the Guarantors (unless the Borrowers have delivered written evidence reasonably acceptable to lender that the other persons comprising the Guarantors who are not subject to a bankruptcy action have an aggregate net worth of at least $42.5 million).  Upon the occurrence of a Cash Management Event, all rents and other funds from The Hotel at Times Square Property will be deposited in the lockbox account.

Upon the occurrence and during the continuance of a Cash Sweep Event (defined below), all excess cash flow will be deposited into a lender controlled excess cash flow account.  “Cash Sweep Event” means the occurrence of any of the following: (i) an event of default under The Hotel at Times Square Loan documents, (ii) any bankruptcy action of Borrowers or property manager or (iii) any bankruptcy action of any of the Guarantors (unless the Borrowers have delivered written evidence reasonably acceptable to lender that the other

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

59 West 46th Street New York, NY 10036	Collateral Asset Summary – Loan No. 10 The Hotel at Times Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,335,346 49.9% 2.28x 15.8%

persons comprising the Guarantors who are not subject to a bankruptcy action have an aggregate net worth of at least $42.5 million).    A Cash Sweep Event may be cured by the Borrowers in respect to each of the foregoing triggers, respectively, as follows: (i) a cure of the applicable event of default under The Hotel at Times Square Loan documents or (ii) discharge, stay or dismissal of the applicable bankruptcy action.

Initial Reserves.    None.

Ongoing Reserves.    On each monthly payment date, the Borrowers are required to deposit reserves of (i) 1/12 of 4% of the gross income from operations for the calendar year immediately preceding the calendar year during which the applicable deposit is being made, which currently equates to $54,544, and (ii) all amounts, if any, required to be reserved under the management agreement and the franchise agreement, if any, into a FF&E account. During the continuance of a Cash Sweep Event, and before any cure of that event, on each monthly payment date the Borrowers are required to deposit reserves of (i) 1/12 of the annual insurance premiums, which currently equates to $11,021, into an insurance reserve account and (ii) 1/12 of the estimated annual real estate taxes, which currently equates to $115,738, into a tax reserve account.

Current Mezzanine or Subordinate Indebtedness.    None.

Future Mezzanine or Subordinate Indebtedness Permitted.    None.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

59 West 46th Street New York, NY 10036	Collateral Asset Summary – Loan No. 10 The Hotel at Times Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$42,335,346 49.9% 2.28x 15.8%

The Hotel at Times Square
59 West 46th Street
New York, NY 10036
Upper West Side
Upper East Side
CENTRAL PARK
MANHATTAN
Midtown
West Side
East Side
Theatre District
Garment District
Hudson River
Henry Hudson Pkwy.
9A
Strawberry Fields
Sheep Meadow
The Mall
East Green
Heckscher Playground
The Dairy
Wollman Rink
Central Park Zoo
The Pond
Central Park South
72ND ST/ BROADWAY
72ND ST
66TH ST/ BROADWAY
59TH ST/ COLUMBUS CIRCLE
5TH AVE/ 59TH ST
57TH ST
57TH ST/ 7TH AVE
7TH AVE/ 53RD ST
5TH AVE/ 53RD ST
50TH ST
50TH ST/ BROADWAY
49TH ST
ROCKEFELLER CTR.
TIMES SQUARE
TIMES SQ.
42ND ST/ PORT AUTHORITY
42ND ST/ TIMES SQ.
BRYANT PARK
5TH AVE
GRAND CENTRAL
GRAND CENTRAL/ 42ND ST
63RD ST/ LEXINGTON
59TH ST/ LEXINGTON
51ST ST/ LEXINGTON
33RD ST/ LEXINGTON
28TH ST/ LEXINGTON
PENN STATION
HERALD SQUARE
28TH ST/ 7TH AV
28TH ST
W. 72nd St.
W. 71st St.
W. 70th St.
W. 68th St.
W. 67th St.
W. 66th St.
W. 65th St.
W. 64th St.
W. 62nd St.
W. 61st St.
W. 60th St.
W. 59th St.
W. 58th St.
W. 57th St.
W. 56th St.
W. 55th St.
W. 54th St.
W. 53rd St.
W. 52nd St.
W. 51st St.
W. 50th St.
W. 49th St.
W. 48th St.
W. 47th St.
W. 46th St.
W. 45th St.
W. 44th St.
W. 43rd St.
W. 42nd St.
W. 41st St.
W. 40th St.
W. 39th St.
W. 31st St.
W. 30th St.
E. 72nd St.
E. 71st St.
E. 70th St.
E. 69th St.
E. 65th St.
E. 64th St.
E. 63rd St.
E. 62nd St.
E. 61st St.
E. 56th St.
E. 55th St.
E. 54th St.
E. 53rd St.
E. 52nd St.
E. 51st St.
E. 50th St.
E. 45th St.
E. 44th St.
E. 43rd St.
E. 40th St.
E. 39th St.
E. 38th St.
E. 37th St.
E. 36th St.
E. 35th St.
E. 34th St.
E. 33rd St.
E. 32nd St.
E. 31st St.
E. 30th St.
E. 29th St.
12th Ave.
11th Ave.
10th Ave.
9th Ave.
8th Ave.
7th Ave.
6th Ave.
Ave. of the Americas
5th Ave.
Madison Ave.
Park Ave.
Lexington Ave.
Broadway
Loews IMAX Theatre
Juilliard School
Avery Fisher Hall
Metropolitan Opera House
David H. Koch Theater
Fordham Univ. Lincoln Center Campus
John Jay Coll. - Criminal Justice
Time Warner Center
Museum of Arts & Design
St. Lukes Roosevelt Hospital Ctr.
Alvin Ailey American Dance Theater
Carnegie Hall
CitiSpire Center
DeWitt Clinton Park
Passenger Ship Terminal
Intrepid Sea-Air-Space Museum
Ferries
Lincoln Tunnel
Gershwin Theatre
Paramount Plaza
One Worldwide Plaza
Morgan Stanley Building
Imperial Theatre
Shubert Theatre
Majestic Theater
Paramount Communications
Viacom Intl.
Lyceum Theatre
Conde Nast Bldg. (4 Times Sq.)
Bank of America Tower
Port Authority Bus Terminal
New York Times Building
Metropolitan Opera
Lefcourt Manhattan Bldg.
Midtown Station Post Office
Fashion Center Bldg.
Lefcourt State Bldg.
Garment Centre Capitol
Fashion Atrium
Bricken Arcade Bldg.
Manhattan Center
Macy's
Herald Square
Empire State Building
One Penn Plaza
PENN STATION
General Post Office
Madison Square Garden
Pennsylvania Station (LI Railroad, Amtrak, NJ Transit)
Fashion Institute of Technology
Frick Collection
Asia Society
Hunter College
Temple Emanu-El
Barneys New York
Apple Store, FAO Schwarz, GM Building
Plaza Hotel
Grand Army Plaza
9 West 57th
Bergdorf Goodman, Louis Vuitton
Fuller Building
Trump Tower
The Peninsula New York
St. Regis New York
Museum of Modern Art
The Paley Center for Media
666 Fifth Avenue
Citigroup Center
Radio City Music Hall
St. Patrick's Cathedral
ROCKEFELLER CENTER
GE Building
Rockefeller Plaza
Grand Central Terminal (Metro North)
Chrysler Building
Bryant Park
New York Public Library
Republic Bank Tower
The Morgan Library & Museum
NY Life Insurance Bldg.
Supreme Court Appellate Division
Madison Square Park
North Bergen
Secaucus
West New York
Weehawken
Union City
NEW JERSEY
Hoboken
Jersey City
Upper West Side
Upper East Side
Central Park
MANHATTAN
Hudson River
Astoria
NEW YORK CITY
Long Island City
QUEENS
West Side
East Side
Midtown
Chelsea
Greenwich Village
SoHo
East River
Chinatown
Financial District
BROOKLYN
Long Island Expwy.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

(THIS PAGE INTENTIONALLY LEFT BLANK)

8201 South Tamiami Trail Sarasota, FL 34238	Collateral Asset Summary – Loan No. 11 Sarasota Square	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$38,000,000 29.6% 4.46x 19.5%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Regional Mall
Credit Assessment (KBRA/S&P)(1):	AA- / A		Collateral:	Fee Simple
Sponsor:	Westfield America, Inc.		Location:	Sarasota, FL
Borrower:	Sarasota Shoppingtown LLC		Year Built / Renovated:	1977 / 2006-2007, 2012
Original Balance:	$38,000,000		Total Sq. Ft.:	1,002,452
Cut-off Date Balance:	$38,000,000		Total Collateral Sq. Ft.(6):	512,849
% by Initial UPB:	2.9%		Property Management:	Westfield Property Management LLC
Interest Rate:	3.9647%		Underwritten NOI:	$7,410,560
Payment Date:	1st of each month		Underwritten NCF:	$6,809,958
First Payment Date:	July 1, 2013		“As-is” Appraised Value:	$128,400,000
Maturity Date:	June 1, 2023		“As-is” Appraisal Date:	April 10, 2013
Amortization:	Interest Only		“As Stabilized” Appraised Value(7):	$149,600,000
Additional Debt:	None		“As Stabilized” Appraisal Date(7):	April 1, 2016
Call Protection(2):	L(25), D or YM1(88), O(7)
Lockbox / Cash Management(3):	Hard / Springing		Historical NOI
			Most Recent NOI:	$6,837,038 (T-12 March 31, 2013)
Reserves(4)			2012 NOI:	$6,554,887 (December 31, 2012)
	Initial	Monthly	2011 NOI:	$6,586,868 (December 31, 2011)
Taxes:	$0	Springing	2010 NOI:	$5,958,290 (December 31, 2010)
Insurance:	$0	Springing
Replacement:	$0	Springing	Historical Occupancy(6)
TI/LC:	$0	Springing	Current Occupancy:	88.2% (March 31, 2013)
			2012 Occupancy:	77.0% (December 31, 2012)
Financial Information			2011 Occupancy:	79.7% (December 31, 2011)
Cut-off Date Balance / Sq. Ft.(5):	$74		2010 Occupancy:	79.4% (December 31, 2010)
Balloon Balance / Sq. Ft.(5):	$74
(1)   S&P does not assign credit estimates, however, the Sarasota Square loan received credit enhancement consistent with an A rating.
(2)   The borrower may obtain the release of certain non-income producing parcels, provided, among other things per the loan documents, (i) the LTV does not exceed 125% immediately after the release and (ii) the loan is paid down by either the net proceeds of an arm’s length sale, the fair market value of the outparcel at release or an amount that keeps the LTV equal to the LTV prior to the release.
(3)   Cash management will be triggered upon the occurrence and during the continuance of an event of default (a “Cash Sweep Period”). All excess cash will be held by lender as additional collateral for the loan until discontinuance of the Cash Sweep Period.
(4)   If the DSCR is less than 1.20x on a trailing-12 month basis, tested quarterly (a “DSCR Trigger Event”), the loan documents require monthly deposits of (i) 1/12 of the estimated annual real estate taxes payable, (ii) 1/12 of the annual insurance premiums (except to the extent insurance is maintained under a blanket insurance policy in accordance with the loan documents), (iii) $11,112 into the replacement reserve and (iv)  $38,938 into the TI/LC reserve.
(5)   Based on Total Collateral Sq. Ft. of 512,849.
(6)   Excludes Sears (216,438 sq. ft.), Macy’s (142,308 sq. ft.) and JC Penney (130,857 sq. ft.), which are non-collateral anchors. Current Occupancy based on Total Sq. Ft. of 1,002,452 is 94.0%.
(7)   The “As Stabilized” LTV is 25.4% based on achieving stabilized net operating income of $17.99 PSF of Total Collateral Sq. Ft.

Cut-off Date LTV:	29.6%
Balloon LTV:	29.6%
Underwritten NOI DSCR:	4.85x
Underwritten NCF DSCR:	4.46x
Underwritten NOI Debt Yield:	19.5%
Underwritten NCF Debt Yield:	17.9%
Underwritten NOI Debt Yield at Balloon:	19.5%
Underwritten NCF Debt Yield at Balloon:	17.9%

TRANSACTION HIGHLIGHTS

▪
Cash Equity.  Based on the reported total cost basis of $161.1 million, the sponsor has approximately $123.1 million of equity remaining in the property as of loan closing, resulting in loan to cost ratio of 23.6%.

▪
Tenancy.  Costco Wholesale, an investment grade tenant (S&P/Moody’s/Fitch:  A+/A1/A+), has a 20 year lease term with no termination options.  Costco Wholesale has reported trailing 12-month March 2013 sales of $59.4 million ($404 PSF) since taking occupancy at the property in August 2012.

▪
Sponsorship.  The sponsor and guarantor, Westfield America, Inc., is a subsidiary of Westfield Group, which is listed on the Australian Securities Exchange (ASX: WDC).  Per the sponsor’s consolidated balance sheet dated December 31, 2012, Westfield America, Inc. and subsidiaries reported liquidity of approximately $154.3 million and total equity of $251.4 million.

▪
Demographics.  The estimated 2013 population within a 5, 10 and 20-mile radius of the property is 82,843, 232,471 and 571,416, respectively.  The estimated 2013 median household income within a 5, 10 and 20-mile radius is $45,006, $42,523 and $41,866, respectively.  Approximately 15.7% of the population within a 5-mile radius of the property has an average estimated household income of $100,000 or more.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued“ basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest“ expressed by you, and any “soft circles“ generated by us, will not create binding contractual obligations for you or us.

4501 FM 1960 Road West Houston, TX 77069	Collateral Asset Summary – Loan No. 12 North Oaks	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$34,500,000 74.5% 1.69x 11.4%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Anchored Retail
Sponsor:	World Class Capital Group, LLC		Collateral:	Fee Simple
Borrower:	WC North Oaks Houston, LP		Location:	Houston, TX
Original Balance:	$34,500,000		Year Built / Renovated:	1974 / 2012
Cut-off Date Balance:	$34,500,000		Total Sq. Ft.(5):	448,740
% by Initial UPB:	2.7%		Property Management:	Greenstar Property Management, LLC
Interest Rate:	4.3400%		Underwritten NOI:	$3,916,829
Payment Date:	6th of each month		Underwritten NCF:	$3,470,023
First Payment Date:	July 6, 2013		Appraised Value:	$46,300,000
Maturity Date:	June 6, 2023		Appraisal Date:	March 8, 2013
Amortization:	Interest only for first 24 months; 360
	months thereafter		Historical NOI
Additional Debt(1):	$4,600,000 Mezzanine Loan		2012 NOI:	$3,538,970 (December 31, 2012)
Call Protection:	L(25), D(91), O(4)		2011 NOI:	$3,736,816 (December 31, 2011)
Lockbox / Cash Management:	Hard / In Place		2010 NOI:	$3,670,615 (December 31, 2010)

Reserves			Historical Occupancy(5)
	Initial	Monthly	Current Occupancy:	94.6% (May 28, 2013)
Taxes:	$441,969	$73,661	2012 Occupancy:	95.9% (December 31, 2012)
Insurance:	$22,135	$22,135	2011 Occupancy:	95.5% (December 31, 2011)
Replacement:	$0	$9,615	2010 Occupancy:	95.4% (December 31, 2010)
TI/LC(2):	$148,880	$32,989
(1)  The mezzanine loan is coterminous with the North Oaks mortgage loan and accrues interest at a rate of 12.5000% per annum. The mezzanine loan is interest only for its entire term.
(2)   Provided that the mortgage loan debt yield is at least 9.0%, the TI/LC reserve account is subject to a cap of $1,750,000 until January 1, 2018 and a cap of $750,000 thereafter.
(3)   All excess cash flow will be swept into a lender-controlled reserve account (i) upon the early termination, early cancellation or early surrender of the Hobby Lobby lease or the receipt by the borrower or manager of notice from Hobby Lobby of its intent to terminate, cancel or terminate the Hobby Lobby lease (or any material portion thereof) prior to its then current expiration date, (ii) if Hobby Lobby “goes dark” at the property (or any material portion thereof), provided a sweep will not be triggered under this clause if the tenant under the Hobby Lobby lease is an entity with an investment grade rating and rent continues to be paid current, (iii) upon a monetary default under the Hobby Lobby lease or (iv) upon a bankruptcy or insolvency proceeding of Hobby Lobby (or its parent entity). As an alternative to the commencement of the sweep, the borrower may post cash or a qualified letter of credit equal to $1,250,000.
(4)   Based on amortizing debt service payments.  Based on the current interest only payments on the mortgage loan, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.58x and 2.29x, respectively for the mortgage loan and 1.86x and 1.65x, respectively for the total debt.
(5)   Occupancy includes 43,554 sq. ft. of non-leasable common area which is included in the property’s total square footage. No rent was underwritten for this space.

Required Repairs:	$18,688	NAP
Hobby Lobby Sweep(3):	$0	Springing

Financial Information
	Mortgage Loan	Total Debt(1)
Cut-off Date Balance / Sq. Ft.:	$77	$87
Balloon Balance / Sq. Ft.:	$65	$76
Cut-off Date LTV:	74.5%	84.4%
Balloon LTV:	63.4%	73.3%
Underwritten NOI DSCR(4):	1.90x	1.48x
Underwritten NCF DSCR(4):	1.69x	1.31x
Underwritten NOI Debt Yield:	11.4%	10.0%
Underwritten NCF Debt Yield:	10.1%	8.9%
Underwritten NOI Debt Yield at Balloon:	13.3%	11.5%
Underwritten NCF Debt Yield at Balloon:	11.8%	10.2%

TRANSACTION HIGHLIGHTS

▪
Tenancy. As of May 28, 2013, the property was 94.6% occupied. Many national tenants are represented at the property including Hobby Lobby (12.5% of NRA, 9.3% of underwritten base rent), Ross (rated BBB+ by S&P, 7.8% of NRA, 5.8% of underwritten base rent), TJ Maxx (rated A3/A by Moody’s/S&P, 6.1% of NRA, 5.4% of underwritten base rent) and Big Lots (rated BBB- by S&P, 5.6% of NRA, 2.7% of underwritten base rent). 20 tenants (37.0% of NRA, 38.0% of underwritten base rent) have been at the property for at least 10 years.

▪	Location. The property is located at the intersection of FM 1960 Road West and Veterans Memorial Drive providing daily traffic counts of 215,000 cars.

▪
Sponsorship. Headquartered in Austin, Texas, World Class Capital Group, LLC (“WCCG“) is an investment firm focused primarily on real estate and private equity throughout the United States. As of May 2013, WCCG reported having approximately $289.9 million in assets under management.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued“ basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest“ expressed by you, and any “soft circles“ generated by us, will not create binding contractual obligations for you or us.

20920, 20931, 20950, 20951, 20970, 20971, 21041 & 21051 Burbank Boulevard Woodland Hills, CA 91367	Collateral Asset Summary – Loan No. 13 Warner Center Corporate Park II	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$33,765,000 67.5% 1.77x 11.1%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	Suburban Office
Sponsor(1):	Michael S. Adler; Leonardo Simpser;		Collateral:	Fee Simple
	Luis Maizel		Location:	Woodland Hills, CA
Borrower:	LLJ Adler WCCII, LLC		Year Built / Renovated:	1982, 1984 / NAP
Original Balance:	$33,765,000		Total Sq. Ft.:	247,442
Cut-off Date Balance:	$33,765,000		Property Management:	Adler Realty Investments, Inc.
% by Initial UPB:	2.6%		Underwritten NOI:	$3,762,840
Interest Rate:	3.8770%		Underwritten NCF:	$3,376,588
Payment Date:	6th of each month		Appraised Value:	$50,000,000
First Payment Date:	July 6, 2013		Appraisal Date:	April 12, 2013
Maturity Date:	June 6, 2023
Amortization:	Interest only for the first 12 months;		Historical NOI
	360 months thereafter		2012 NOI:	$4,656,536 (December 31, 2012)
Additional Debt(2):	Future Mezzanine Debt Permitted		2011 NOI:	$4,409,097 (December 31, 2011)
Call Protection:	L(25), D(90), O(5)		2010 NOI(8):	$3,222,451 (December 31, 2010)
Lockbox / Cash Management(3):	Hard / Springing
			Historical Occupancy
Reserves			Current Occupancy:	95.8% (June 1, 2013)
	Initial	Monthly	2012 Occupancy:	98.3% (December 31, 2012)
Taxes:	$269,583	$53,917	2011 Occupancy:	95.3% (December 31, 2011)
Insurance:	$37,520	$3,752	2010 Occupancy(8):	76.8% (December 31, 2010)
Replacement:	$0	$6,396
(1)   At least two of the sponsors are also sponsors for the mortgage loans indentified in Annex A-1 to the Free Writing Prospectus as Lunds at Cobalt, which has a cut-off date principal balance of $10,200,000, Warner Premier, which has a cut-off date principal balance of $9,955,000 and Warner Center Corporate Park I, which has a cut-off date principal balance of $9,166,084.
(2)   Future mezzanine debt is permitted after July 6, 2015 or upon the first sale of the property and loan assumption, subject to, among other things, (i) a combined LTV less than or equal to 67.5% and (ii) a combined DSCR at least 1.79x.
(3)   Cash management will be triggered upon (i) an event of default, (ii) any bankruptcy action of borrower, principal, guarantor or property manager, (iii) failure by the borrower to maintain a DSCR of at least 1.15x for six consecutive months or (iv) the incurrence of any approved secondary financing.
(4)   The borrower deposited $350,000 at closing for general TI/LCs.  Monthly TI/LC reserves will be capped upon the reserve balance reaching $600,000.
(5)   The borrower deposited $263,466 into a reserve for outstanding tenant improvements for four tenants that executed new or renewal leases in 2013.
(6)   The borrower deposited $143,164 into a reserve for scheduled rent abatements through 2014.
(7)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.84x and 2.54x, respectively.
(8)   The previous owner had planned to redevelop the site and in preparation began a leasing strategy to vacate tenants. Due to the recession, the owner abandoned the redevelopment plans and began re-leasing.

TI/LC(4):	$350,000	$25,791
Immediate Repairs:	$7,500	NAP
Outstanding TI/LC(5):	$263,466	$0
Free Rent(6):	$143,164	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:	$136
Balloon Balance / Sq. Ft.:	$111
Cut-off Date LTV:	67.5%
Balloon LTV:	55.1%
Underwritten NOI DSCR(7):	1.97x
Underwritten NCF DSCR(7):	1.77x
Underwritten NOI Debt Yield:	11.1%
Underwritten NCF Debt Yield:	10.0%
Underwritten NOI Debt Yield at Balloon:	13.7%
Underwritten NCF Debt Yield at Balloon:	12.3%

TRANSACTION HIGHLIGHTS

▪
Investment Grade Tenancy. Investment grade rated tenants occupy 35.4% of NRA, including the General Services Administration (“GSA“) (rated AAA/Aaa/AA+ by Fitch/Moody’s/S&P) and Avnet, Inc. (rated BBB-/Baa3/BBB- by Fitch/Moody’s/S&P). The GSA (28.2% of NRA) has occupied space at the property since 2001 and recently renovated its U.S. Bankruptcy Court and U.S. Marshal’s space for $1.6 million.  Other GSA tenants at the property include the Food and Drug Administration and the U.S. Trustees.  Avnet, Inc. (7.2% of NRA) is one of the world’s largest trans-national distributors of electronic parts.

▪	Sponsor Equity. The sponsors contributed $16.3 million of cash equity to acquire the property for $49.0 million.

▪
Asset Type. The collateral consists of eight low rise office buildings situated in a campus-like layout located in West San Fernando Valley’s primary office corridor. This setting is unique to the area as it offers drive-up parking and numerous on-site amenities, including a fitness center and on-site cafeteria.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued“ basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest“ expressed by you, and any “soft circles“ generated by us, will not create binding contractual obligations for you or us.

103 Raintree Island Tonawanda, NY 14150	Collateral Asset Summary – Loan No. 14 Raintree Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,800,000 73.0% 1.54x 10.0%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Garden Multifamily
Sponsor(1):	Robert C. Morgan		Collateral:	Fee Simple
Borrower:	Raintree SPE Apartments LLC		Location:	Tonawanda, NY
Original Balance:	$27,800,000		Year Built / Renovated:	1974 / NAP
Cut-off Date Balance:	$27,800,000		Total Units:	504
% by Initial UPB:	2.1%		Property Management:	Morgan Management, LLC
Interest Rate:	4.6450%		Underwritten NOI:	$2,779,187
Payment Date:	6th of each month		Underwritten NCF:	$2,653,187
First Payment Date:	July 6, 2013		Appraised Value:	$38,100,000
Maturity Date:	June 6, 2023		Appraisal Date:	April 5, 2013
Amortization:	Interest only for first 12 months;
	360 months thereafter		Historical NOI
Additional Debt(2):	$2,700,000 Mezzanine Loan		Most Recent NOI:	$2,815,501 (T-12 April 30, 2013)
Call Protection:	L(25), D(92), O(3)		2012 NOI:	$2,758,993 (December 31, 2012)
Lockbox / Cash Management(3):	Soft Springing Hard / In Place		2011 NOI:	$2,586,446 (December 31, 2011)

Reserves			Historical Occupancy
	Initial	Monthly	Current Occupancy:	93.3% (May 15, 2013)
Taxes:	$335,821	$67,164	2012 Occupancy:	91.7% (December 31, 2012)
Insurance:	$29,576	$3,697	2011 Occupancy:	92.5% (December 31, 2011)
Replacement:	$0	$10,500
(1)   The sponsor is also the sponsor under the mortgage loan secured by the mortgaged property identified on Annex A-1 as Ellicott Apartments, which has a cut-off date balance of $8,478,904.
(2)   Total debt calculations include a $2,700,000 mezzanine loan that is coterminous with the mortgage loan and is interest only for the entire term with a 12.0000% coupon.
(3)   A cash flow sweep will be triggered upon, among other things, (i) an event of default, (ii) the bankruptcy or insolvency of the guarantor, sponsor, or manager or (iii) if the DSCR falls below 1.10x, as determined by lender.
(4)   Based on amortizing debt service payments.  Based on current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.12x and 2.03x, respectively, for the mortgage loan and are 1.70x and 1.62x, respectively, for the total debt.

Immediate Repairs:	$88,891	NAP

Financial Information
	Mortgage Loan	Total Debt(2)
Cut-off Date Balance / Unit:	$55,159	$60,516
Balloon Balance / Unit:	$46,083	$51,441
Cut-off Date LTV:	73.0%	80.1%
Balloon LTV:	61.0%	68.0%
Underwritten NOI DSCR(4):	1.62x	1.36x
Underwritten NCF DSCR(4):	1.54x	1.30x
Underwritten NOI Debt Yield:	10.0%	9.1%
Underwritten NCF Debt Yield:	9.5%	8.7%
Underwritten NOI Debt Yield at Balloon:	12.0%	10.7%
Underwritten NCF Debt Yield at Balloon:	11.4%	10.2%

TRANSACTION HIGHLIGHTS

▪
Location.  The property is located one mile north of Interstate 290 and four miles northeast of Interstate 190.  Interstate 290 is Buffalo’s outer beltway and Interstate 190 is a major north/south thoroughfare that provides direct access to Niagara Falls to the north and the Buffalo CBD to the south.  The property is complemented by its setting in a predominantly residential neighborhood within proximity of major retail and commercial development and access to education and employment centers.  The neighborhood is densely developed with limited room for new development.

▪
Sponsorship.  The sponsor has more than 30 years of experience as an owner, operator and developer of investment real estate.  The sponsor, through his affiliated entities, owns and manages a portfolio of institutional-grade investment real estate valued at approximately $1.5 billion, including approximately 20,000 multifamily units.  As of May 1, 2013, Mr. Morgan reported total assets of approximately $144.5 million, a net worth of $135.8 million and liquidity of $21.2 million (includes marketable securities valued at $17.8 million).

▪
Amenities.  Current amenities include a clubhouse, fitness center, laundry facilities and storage units in each building, pool, tennis court, basketball court, volleyball court, racquet ball court, softball diamond, picnic area with playground and pavilion, storage area and 24-hour emergency maintenance service.

▪	Cost Basis. After closing, the borrower has approximately $9.7 million of cash equity in the property.

▪
Market.  The property is located within the Buffalo multifamily market and North submarket as delineated by a commercial real estate research provider with a market vacancy rate of 2.8% and a multifamily submarket rate of 2.6% as of March 31, 2013.  The competitive set reported an average vacancy rate of 1.4%.

▪
Mezzanine Loan. SR Raintree 1 LLC, a Delaware limited liability company (a wholly owned subsidiary of Steeprock Capital) originated a mezzanine loan in the amount of $2,700,000 (the “Mezzanine Loan“). The Mezzanine Loan is fully subject and subordinate to the mortgage loan and is subject to an intercreditor agreement.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued“ basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest“ expressed by you, and any “soft circles“ generated by us, will not create binding contractual obligations for you or us.

Florida New Jersey Illinois Puerto Rico	Collateral Asset Summary – Loan No. 15 Simply Self Storage Portfolio	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$27,000,000 60.5% 2.57x 10.4%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Portfolio of nine properties
Loan Purpose(1):	Refinance		Property Type:	Self Storage
Sponsor:	Kurt O’Brien; Oaktree Real Estate		Collateral:	Fee Simple
	Opportunities Fund VI, L.P.		Location:	Florida, New Jersey, Illinois and Puerto
Borrower:	Nine Delaware limited liability			Rico
	companies		Year Built / Renovated:	1975-2007 / Various
Original Balance:	$27,000,000		Total Units:	5,363
Cut-off Date Balance:	$27,000,000		Property Management:	Simply Self Storage Management, LLC
% by Initial UPB:	2.1%		Underwritten NOI:	$2,812,171
Interest Rate:	3.8700%		Underwritten NCF:	$2,718,538
Payment Date:	6th of each month		“As-is” Appraised Value:	$44,650,000
First Payment Date:	August 6, 2013		“As-is” Appraisal Date:	April 2013
Maturity Date:	July 6, 2018		“As Stabilized” Appraised Value(6):	$47,450,000
Amortization:	Interest Only		“As Stabilized” Appraisal Date(6):	May 1, 2015
Additional Debt:	None
Call Protection(2):	L(24), D(29), O(7)		Historical NOI
Lockbox / Cash Management(3):	Springing Soft / Springing		Most Recent NOI:	$2,873,698 (T-12 April 30, 2013)
			2012 NOI:	$2,781,950 (December 31, 2012)
Reserves			2011 NOI:	$2,569,171 (December 31, 2011)
	Initial	Monthly	2010 NOI:	$2,378,988 (December 31, 2010)
Taxes:	$205,000	$50,000
Insurance(4):	$0	Springing	Historical Occupancy
Replacement:	$0	$7,803	Current Occupancy:	72.3% (May 29, 2013)
Required Repairs:	$329,500	NAP	2012 Occupancy:	71.0% (December 31, 2012)
			2011 Occupancy:	68.0% (December 31, 2011)
Financial Information			2010 Occupancy:	65.3% (December 31, 2010)
Cut-off Date Balance / Unit:	$5,034
(1)  The loan purpose represents a discounted payoff of the previous loan. See “Characteristics of the Mortgage Pool – Modified and Refinanced Loans” in the Free Writing Prospectus.
(2)   Partial release of individual properties is permitted on any date after the lockout period ends, provided, among other things per the loan documents, (i) there is no event of default, (ii) defeasance in a principal amount equal to the applicable release amount, (iii) the DSCR for the remaining properties shall be no less than the greater of the DSCR immediately preceding such sale and 1.50x, (iv) the LTV for the remaining properties is no more than the lesser of the LTV immediately preceding such sale and 65%, (v) following the release, LTV meets REMIC guidelines and (vi) solely with respect to partial defeasance of the property located in Puerto Rico, the debt yield for the remaining properties shall be no less than 9.5%.
(3)   A soft lockbox and cash management will be triggered (i) upon an event of default or (ii) if the DSCR is less than 1.15x at the end of the calendar quarter and will end upon such time that (a) in the case of (i) above, the event of default is cured or (b) in the case of (ii) above, the DSCR is at least 1.20x for two consecutive calendar quarters.
(4)   The borrower will be required to deposit 1/12 of the estimated annual insurance premiums into the insurance reserve if a blanket insurance policy is no longer in place.
(5)   Based on interest only debt service payments. Based on a 30-year amortization schedule, the Underwritten NOI DSCR and Underwritten NCF DSCR are 1.85x and 1.79x, respectively.
(6)   The “As Stabilized“ LTV is 56.9%.

Balloon Balance / Unit:	$5,034
Cut-off Date LTV:	60.5%
Balloon LTV:	60.5%
Underwritten NOI DSCR(5):	2.65x
Underwritten NCF DSCR(5):	2.57x
Underwritten NOI Debt Yield:	10.4%
Underwritten NCF Debt Yield:	10.1%
Underwritten NOI Debt Yield at Balloon:	10.4%
Underwritten NCF Debt Yield at Balloon:	10.1%

TRANSACTION HIGHLIGHTS

▪
Cross-Collateralized Portfolio: The portfolio consists of nine self storage facilities totaling 5,363 units, which includes 4,987 storage units, 111 wine storage units, 262 leasable parking spaces and three office spaces totaling 624,247 sq. ft. There are approximately 3,445 climate controlled units representing 64.2% of the portfolio units. Approximately 47.4% of the underwritten NOI is concentrated in Florida, 21.8% in New Jersey, 19.9% Illinois and 10.8% Puerto Rico.

▪	Performance. Since year-end 2010, annual NOI has increased by approximately 20.8% (as of April 30, 2013). Over the same period, occupancy improved by approximately 7.0%.

▪	Credit Metrics. The Simply Self Storage Portfolio loan has a cut-off date LTV ratio of 60.5%, an underwritten NCF DSCR of 2.57x and an underwritten NOI debt yield of 10.4%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued“ basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest“ expressed by you, and any “soft circles“ generated by us, will not create binding contractual obligations for you or us.

Mobile, AL	Collateral Asset Summary – Loan No. 16 Colony Hills – Sandpiper and Cabana Apartments	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,800,000 72.4% 1.50x 9.5%

Mortgage Loan Information				Property Information
Loan Seller:	KeyBank			Single Asset / Portfolio:	Portfolio of two properties
Loan Purpose:	Acquisition			Property Type:	Garden Multifamily
Sponsor:	Glenn R. Hanson; James M.			Collateral:	Fee Simple
	Malandrinos			Location:	Mobile, AL
Borrower:	CHC Cabana, LLC; CHC Sandpiper,			Year Built / Renovated:	Various / Various
	LLC			Total Units:	798
Original Balance:	$25,800,000			Property Management:	Provence Real Estate, LLC
Cut-off Date Balance:	$25,800,000			Underwritten NOI:	$2,462,948
% by Initial UPB:	2.0%			Underwritten NCF:	$2,243,498
Interest Rate:	4.1000%			Appraised Value:	$35,620,000
Payment Date:	1st of each month			Appraisal Date:	March 20, 2013
First Payment Date:	July 1, 2013
Maturity Date:	June 1, 2018			Historical NOI
Amortization:	Interest only for first 12 months; 360			Most Recent NOI:	$2,336,631 (T-12 March, 31, 2013)
	months thereafter			2012 NOI:	$2,439,224 (December 31, 2012)
Additional Debt(1):	$5,000,000 Mezzanine Loan			2011 NOI:	$3,221,558 (December 31, 2011)
Call Protection(2):	L(25), D(32), O(3)			2010 NOI:	$999,467 (December 31, 2010)
Lockbox / Cash Management:	Soft / In Place
				Historical Occupancy(5)
Reserves				Current Occupancy:	92.7% (May 9, 2013)
	Initial	Monthly		2012 Occupancy:	94.2% (December 31, 2012)
Taxes:	$175,851	$29,309		2011 Occupancy:	95.2% (December 31, 2011)
Insurance(3):	$0	Springing		2010 Occupancy:	91.6% (December 31, 2010)
Replacement:	$366,173	$18,288
(1)   $5.0 million of mezzanine debt has been allocated to the Colony Hills - Sandpiper and Cabana Apartments loan, which is part of a larger $14.0 million mezzanine loan (the “Acquisition Mezzanine Loan”) that assisted the sponsor in its acquisition of five multifamily properties, including the Sandpiper Apartments and Cabana Apartments properties and three other properties (the “Other Properties”) that do not serve as collateral for the mortgage loan.  The Acquisition Mezzanine Loan has a coterminous maturity with the mortgage loan, is interest only and has an 11.0000% coupon.  The mortgage loan, including the Acquisition Mezzanine Loan and mortgage debt from the Other Properties (while also taking into consideration their underwritten net cash flow and appraised value), has a Cut-off Date LTV of 86.4%, an Underwritten NCF DSCR of 1.10x and an Underwritten NOI Debt Yield of 8.0%.
(2)   Partial release is permitted after the expiration of the lockout period, subject to: (i) partial defeasance in an amount equal to the greater of (a) 125% of the allocated loan amount and (b) 85% of the proceeds from the sale of the release property, (ii) the DSCR after the release is no less than the greater of the same at closing or immediately prior to release, (iii) the LTV after the release is no greater than the lesser of the same at closing or immediately prior to release and (iv) the debt yield after the release is no less than the greater of the same at closing or immediately prior to release.
(3)   If an acceptable blanket insurance policy is no longer in place, borrower shall deposit 1/12 of the annual insurance premiums into the insurance account.
(4)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.30x and 2.09x, respectively for the mortgage loan and 1.51x and 1.38x, respectively for the total debt.
(5)   Historical occupancies are the average for each respective year.

Required Repairs:	$222,940	NAP
O&M Reserve:	$2,600	$0

Financial Information
Mortgage Loan			Total Debt(1)
Cut-off Date Balance / Units:		$32,331	$38,596
Balloon Balance / Units:		$30,030	$36,296
Cut-off Date LTV:		72.4%	86.5%
Balloon LTV:		67.3%	81.3%
Underwritten NOI DSCR(4):		1.65x	1.20x
Underwritten NCF DSCR(4):		1.50x	1.09x
Underwritten NOI Debt Yield:		9.5%	8.0%
Underwritten NCF Debt Yield:		8.7%	7.3%
Underwritten NOI Debt Yield at Balloon:		10.3%	8.5%
Underwritten NCF Debt Yield at Balloon:		9.4%	7.7%

TRANSACTION HIGHLIGHTS

▪	Recent Acquisition. The sponsors acquired the properties in May 2013 for approximately $34.9 million.

▪
Proximity to Demand Drivers.  The properties are located in close proximity to various demand and employment drivers including the University of Southern Alabama (less than 6.5 miles from each property), the Port of Mobile (less than 10 miles from each property) and Brookley Aeroplex, which is home to a $600 million manufacturing facility now under construction by Airbus (less than 10 miles from each property).

▪	Historical Performance. The properties were 92.7% occupied as of May 9, 2013 and had an average annual occupancy of 93.3% between 2009 and 2012.

▪
Capital Improvements.  Within the past 12 years, the prior owner spent over $18.9 million ($23,704/unit) in capital improvement projects at the properties.  In addition, at closing $366,173 was deposited into the replacement reserve and on a monthly basis, the borrowers are required to escrow $18,288 ($275/unit/annum), which will be uncapped during the loan term.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

4400-4492 Ontario Mills Parkway Ontario, CA 91764	Collateral Asset Summary – Loan No. 17 Ontario Gateway	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$25,200,000 70.4% 1.53x 9.2%

Mortgage Loan Information			Property Information
Loan Seller:	GACC		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Anchored Retail
Sponsor:	Zelman Development Co.; Grayburn		Collateral:	Fee Simple
	Properties, Inc.		Location:	Ontario, CA
Borrower:	Zelman Ontario, LLC		Year Built / Renovated:	2000 / NAP
Original Balance:	$25,200,000		Total Sq. Ft.:	220,704
Cut-off Date Balance:	$25,200,000		Property Management:	Zelman Development Co.
% by Initial UPB:	1.9%		Underwritten NOI:	$2,319,667
Interest Rate:	3.7500%		Underwritten NCF:	$2,143,836
Payment Date:	6th of each month		“As-is” Appraised Value:	$35,800,000
First Payment Date:	June 6, 2013		“As-is” Appraisal Date:	March 27, 2013
Maturity Date:	May 6, 2023		“As Stabilized” Appraised Value(8):	$36,100,000
Amortization:	Interest only for first 36 months; 360		“As Stabilized” Appraisal Date(8):	July 1, 2013
	months thereafter
Additional Debt:	None		Historical NOI
Call Protection(1):	L(26), D(90), O(4)		2012 NOI:	$2,469,326 (December 31, 2012)
Lockbox / Cash Management(2):	Hard / Springing		2011 NOI:	$2,264,795 (December 31, 2011)
			2010 NOI:	$2,382,661 (December 31, 2010)
Reserves			2009 NOI:	$2,296,961 (December 31, 2009)
	Initial	Monthly
Taxes:	$0	$36,435	Historical Occupancy
Insurance(3):	$0	Springing	Current Occupancy(9):	100.0% (May 1, 2013)
Replacement:	$0	$3,678	2012 Occupancy:	100.0% (December 31, 2012)
TI/LC(4):	$0	$11,587	2011 Occupancy:	97.5% (December 31, 2011)
Ross Rollover(5):	$300,000	$0	2010 Occupancy:	97.5% (December 31, 2010)
Roof Renovation(6):	$0	$3,333	2009 Occupancy:	100.0% (December 31, 2009)

(1)   At any time, the borrower may transfer one, and only one, of the outparcels and obtain a release from the lien of the mortgage of such outparcel upon, among other things: (i) the borrower provides 30 days notice of such release, (ii) there is no event of default, (iii) the borrower reimburses lender for any costs, (iv) the LTV of the remaining property meets REMIC guidelines and (v) the outparcel is not necessary for the borrower’s use or operation and the release will not materially or adversely affect the use or operation of the property.
(2)   Cash management will be triggered (i) during continuance of an event of default or (ii) if the DSCR falls below 1.15x until such time that the DSCR is at least 1.20x for two consecutive quarters.
(3)   The borrower will be required to make monthly deposits of 1/12 of annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.
(4)   Monthly TI/LC reserves will be capped at an amount equal to 36 times the monthly TI/LC amount ($417,132).
(5)   Upon receipt by borrower, a $125,000 termination payment from OfficeMax will be deposited into the Ross rollover account and will be held as additional collateral until Ross is in occupancy and paying full unabated rent which will bring the account balance up to $425,000.
(6)   Monthly deposits into the roof renovation reserve will be capped at $350,000.
(7)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.42x and 2.24x, respectively.
(8)   The “As Stabilized” Cut-off Date LTV is 69.8% based on Ross taking occupancy of its space. Ross has signed a 10-year lease and is expected to take occupancy in February 2014.
(9)   Includes a 10-year lease for 23,274 sq. ft. signed in September 2012 by Ross to replace OfficeMax

Financial Information
Cut-off Date Balance / Sq. Ft.:		$114
Balloon Balance / Sq. Ft.:		$98
Cut-off Date LTV:		70.4%
Balloon LTV:		60.5%
Underwritten NOI DSCR(7):		1.66x
Underwritten NCF DSCR(7):		1.53x
Underwritten NOI Debt Yield:		9.2%
Underwritten NCF Debt Yield:		8.5%
Underwritten NOI Debt Yield at Balloon:		10.7%
Underwritten NCF Debt Yield at Balloon:		9.9%

TRANSACTION HIGHLIGHTS

▪
Location. The property is located adjacent to the Ontario Mills Mall, an outlet mall and the largest single level mall in the Western United States that attracts approximately 20 million visitors each year. The I-10 Freeway is adjacent to the property, which has daily traffic counts of approximately 246,000 vehicles and provides access to Palm Springs to the east and Santa Monica to the west. The I-15 Freeway is located to the east of the property, providing access to Las Vegas to the north and San Diego to the south.

▪
Long Term Credit Tenancy. The two largest tenants, Toys R Us (rated B-/B3/B by Fitch/Moody’s/S&P, 21.7% of NRA, 12.0% of underwritten  base rent) and Babies R Us (rated B-/B3/B by Fitch/Moody’s/S&P, 17.0% of NRA, 9.7% of underwritten  base rent) have both been at the property since it opened in 2000. Both tenants are on ground leases and pay below market rents of $6.55 PSF and $6.79 PSF, respectively, compared to the appraiser determined market rate of $13.20 PSF.

▪
Experienced Sponsorship. Zelman Development Co. has been developing commercial real estate in the Los Angeles area since the early 1960s and has developed over 8.0 million sq. ft. totaling over $1.0 billion. Grayburn Properties, Inc. (“Grayburn”) is a holding company of investment assets focused on land and commercial properties. As of January 31, 2012, Grayburn reported total assets of approximately $55.5 million and working capital of over $9.8 million.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

7550 West Interstate Highway 10 San Antonio, TX 78229	Collateral Asset Summary – Loan No. 18 Northwest Center	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$21,300,000 68.7% 1.55x 10.9%

Mortgage Loan Information			Property Information
Loan Seller:	CCRE		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Acquisition		Property Type:	CBD Office
Sponsor(1):	Joseph G. Beard; Westdale		Collateral:	Fee Simple
	Properties America I, Ltd.		Location:	San Antonio, TX
Borrower:	Westdale Northwest Center, LP		Year Built / Renovated:	1983 / NAP
Original Balance:	$21,300,000		Total Sq. Ft.:	241,405
Cut-off Date Balance:	$21,300,000		Property Management:	Westdale Asset Management, Ltd.
% by Initial UPB:	1.6%		Underwritten NOI:	$2,324,312
Interest Rate:	4.1775%		Underwritten NCF:	$1,926,609
Payment Date:	6th of each month		Appraised Value:	$31,000,000
First Payment Date:	July 6, 2013		Appraisal Date:	April 9, 2013
Maturity Date:	June 6, 2023
Amortization:	Interest only for first 12 months; 360		Historical NOI(7)
	months thereafter		Most Recent NOI:	$2,467,552 (T-12 March 31, 2013)
Additional Debt:	None		2012 NOI:	$2,385,823 (December 31, 2012)
Call Protection:	L(49), D(66), O(5)		2011 NOI:	$1,957,113 (December 31, 2011)
Lockbox / Cash Management(2):	Soft Springing Hard / Springing		2010 NOI:	$1,423,779 (December 31, 2010)

Reserves			Historical Occupancy
	Initial	Monthly	Current Occupancy(8):	90.3% (May 15, 2013)
Taxes:	$50,167	$50,167	2012 Occupancy:	89.9% (December 31, 2012)
Insurance(3):	$14,635	Springing	2011 Occupancy:	86.7% (December 31, 2011)
Replacement:	$0	$4,023	2010 Occupancy:	83.2% (December 31, 2010)
TI/LC(4):	$600,000	Springing
(1)   The guaranty for Joseph G. Beard is springing and can be triggered at the discretion of the lender in the event that Westdale Properties America I, Ltd. fails the net worth covenant.
(2)   Cash management and a hard lockbox will be triggered upon (i) any event of default, (ii) any bankruptcy action of borrower, guarantor or affiliated property manager or (iii) if the borrower fails to maintain a DSCR of at least 1.25x for two consecutive calendar quarters.
(3)   The borrower will be required to make monthly deposits 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.
(4)   The borrower will be required to make monthly deposits of $25,000 into the TI/LC reserve if funds fall below the TI/LC reserve cap of $600,000.  If the GSA tenant does not renew its lease at least 120 days prior to its lease expiration date or applicable option exercise date, all excess cash flow will be deposited into the TI/LC reserve account.
(5)   The borrower deposited a total of $72,594 for outstanding TI allowances, rent abatements and moving fees in conjunction with new leases executed in 2012 and 2013.
(6)   Based on amortizing debt service payments. Based on the current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.58x and 2.14x, respectively.
(7)   Historical increases in NOI are primarily due to the expiration of rent concessions offered at the property during the recession of 2008 and 2009.
(8)   The property is 90.3% leased and 84.9% occupied.  Wachovia vacated 13,160 sq. ft. (5.5% of NRA) at the property in 2009 after its acquisition by Wells Fargo.  The Wells Fargo lease expires in August 2014 and has been underwritten as vacant.

Outstanding TI(5):	$72,594	$0

Financial Information
Cut-off Date Balance / Sq. Ft.:		$88
Balloon Balance / Sq. Ft.:		$73
Cut-off Date LTV:		68.7%
Balloon LTV:		56.6%
Underwritten NOI DSCR(6):		1.86x
Underwritten NCF DSCR(6):		1.55x
Underwritten NOI Debt Yield:		10.9%
Underwritten NCF Debt Yield:		9.0%
Underwritten NOI Debt Yield at Balloon:		13.3%
Underwritten NCF Debt Yield at Balloon:		11.0%

TRANSACTION HIGHLIGHTS

▪	Sponsor Equity. The sponsor contributed $7.3 million of cash equity to acquire the property for $27.5 million.

▪
Tenancy. The property is 90.3% leased by 25 tenants including the General Services Administration (“GSA”) (rated AAA/Aaa/AA+ by Fitch/Moody’s/S&P).  The GSA (44,201 sq. ft., 18.3% of NRA) has been in occupancy at the property since 1991 and has expanded its space four times, most recently in 2012 in conjunction with a 10-year lease renewal.  Excluding the GSA, no tenant occupies more than 8.8% of the NRA and no more than 19.0% of the NRA expires in any year during the term of the loan. Seven tenants, representing approximately 30.0% of net rentable area, have been tenants at the property for more than 10 years.

▪
Local Sponsorship.  Westdale Real Estate Investment and Management (the parent company of the sponsor), founded in 1991 and based in Dallas, Texas, is a national real estate investment and management company that currently owns or manages approximately 161 commercial and multifamily properties in 55 cities.

Location.  The property is located in San Antonio, Texas, along Interstate Highway 10 slightly north of the I-10/I410 interchange which provides access to the surrounding suburban areas and downtown San Antonio (nine miles away).

▪	Market. The property is well located in the Northwest office submarket of San Antonio. As of Q1 2013, vacancy in the Northwest office submarket was 10.5% with asking rents of $18.43 PSF.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

23415-23623 North Scottsdale Road Scottsdale, AZ 85255	Collateral Asset Summary – Loan No. 19 Pinnacle of Scottsdale	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$20,200,000 66.0% 1.43x 9.0%

Mortgage Loan Information				Property Information
Loan Seller:	CCRE			Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance			Property Type:	Anchored Retail
Sponsor:	Whitestone REIT Operating			Collateral:	Fee Simple
	Partnership, L.P.			Location:	Scottsdale, AZ
Borrower:	Whitestone Pinnacle of Scottsdale,			Year Built / Renovated:	1991 / NAP
	LLC			Total Sq. Ft.:	113,108
Original Balance:	$20,200,000			Property Management:	Whitestone REIT Operating
Cut-off Date Balance:	$20,200,000				Partnership, L.P.
% by Initial UPB:	1.6%			Underwritten NOI:	$1,819,771
Interest Rate:	4.2805%			Underwritten NCF:	$1,706,542
Payment Date:	6th of each month			Appraised Value:	$30,600,000
First Payment Date:	July 6, 2013			Appraisal Date:	May 15, 2013
Maturity Date:	June 6, 2023
Amortization:	Interest only for first 24 months; 360			Historical NOI
	months thereafter			Most Recent NOI:	$2,105,776 (T-12 March 28, 2013)
Additional Debt:	None			2012 NOI(5):	$2,160,888 (December 31, 2012)
Call Protection:	L(25), D(91), O(4)			2011 NOI(5):	$1,712,924 (December 31, 2011)
Lockbox / Cash Management(1):	Hard / Springing			2010 NOI:	$1,909,947 (December 31, 2010)

Reserves				Historical Occupancy
	Initial		Monthly	Current Occupancy:	95.3% (May 2, 2013)
Taxes:	$59,000		$29,500	2012 Occupancy:	92.2% (December 31, 2012)
Insurance(2):	$0		Springing	2011 Occupancy:	92.6% (December 31, 2011)
Replacement:	$0		$1,885	2010 Occupancy:	88.9% (December 31, 2010)
TI/LC:	$0		$7,541
(1)   Cash management will be triggered upon (i) any event of default, (ii) any bankruptcy action of borrower, principal, guarantor or manager, (iii) a Safeway Trigger Period (as defined below) or (iv) failure by the borrower to maintain a DSCR of at least 1.15x for two consecutive calendar quarters.
(2)   The borrower will be required to make monthly deposits of 1/12 of the annual insurance premiums into the insurance reserve if an acceptable blanket insurance policy is no longer in place.
(3)   A “Safeway Trigger Period” and excess cash flow sweep will occur upon the earlier of the date (i) nine months prior to the expiration date of the Safeway lease in January 2021, (ii) Safeway gives notice of its intent to vacate or not renew its lease or fails to give notice of its intent to renew prior to the required date under its lease, (iii) Safeway “goes dark”, (iv) Safeway is the subject of a bankruptcy action or (v) Safeway terminates its lease. Borrower has the right to deposit with the lender at any time a letter of credit in the amount of $475,000 in lieu of an excess cash flow sweep.
(4)   Based on amortizing debt service payments. Based on current interest only payments, the Underwritten NOI DSCR and Underwritten NCF DSCR are 2.08x and 1.95x, respectively.
(5)   Five new leases were executed in the fourth quarter of 2011. Rents from the newly executed leases were not fully realized until calendar year 2012.

Safeway Reserve(3):	$0		Springing

Financial Information
Cut-off Date Balance / Sq. Ft.:		$179
Balloon Balance / Sq. Ft.:		$152
Cut-off Date LTV:		66.0%
Balloon LTV:		56.0%
Underwritten NOI DSCR(4):		1.52x
Underwritten NCF DSCR(4):		1.43x
Underwritten NOI Debt Yield:		9.0%
Underwritten NCF Debt Yield:		8.4%
Underwritten NOI Debt Yield at Balloon:		10.6%
Underwritten NCF Debt Yield at Balloon:		10.0%

TRANSACTION HIGHLIGHTS

▪	Sponsor Equity. The sponsor purchased the property in 2011 for $28.8 million and has approximately $8.6 million of equity remaining in the transaction.
▪
Tenancy. The property is 95.3% occupied by 25 tenants and anchored by Safeway Stores (rated BBB-/Baa3/BBB by Fitch/Moody’s/S&P) (“Safeway”).  Safeway, which has been in occupancy since 2001, reported 2012 sales of approximately $17.9 million ($379 PSF, 3.6% occupancy cost) and has invested approximately $2.5 million into its space since 2008, converting to its lifestyle concept and adding a wellness center to the pharmacy.  Other national tenants include Starbucks, Ace Hardware and Subway. In addition, seven of the 25 tenants have been in occupancy for over 10 years.

▪
Location.  The property is located at the major intersection of North Scottsdale Road and Pinnacle Peak Road (47,700 average daily traffic count) in northeastern Scottsdale, Arizona, with a population of 85,689 and an average household income of $106,530 within a five-mile radius.

▪
Sponsorship.  Whitestone REIT Operating Partnership, L.P. (“Whitestone”) (NYSE: WSR) is a fully integrated real estate company that owns, operates and re-develops properties in established or developing neighborhoods.  As of September 20, 2012, Whitestone owned 24 community centered retail properties with approximately 1.8 million sq. ft. of leasable space located in Houston, Dallas, San Antonio, Phoenix and Chicago.

▪	In-line Sales. In-line sales at the property are approximately $425 PSF with a weighted average occupancy cost of approximately 9.4%.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

1215 Avila Beach Drive San Luis Obispo, CA 93405	Collateral Asset Summary – Loan No. 20 Sycamore Mineral Springs Resort & Spa	Cut-off Date Balance: Cut-off Date LTV: U/W NCF DSCR: U/W NOI Debt Yield:	$18,052,173 63.8% 2.05x 13.9%

Mortgage Loan Information			Property Information
Loan Seller:	UBSRES		Single Asset / Portfolio:	Single Asset
Loan Purpose:	Refinance		Property Type:	Full Service Hospitality
Sponsor:	John G. King		Collateral:	Fee Simple
Borrower:	Sycamore Mineral Springs LLC		Location:	San Luis Obispo, CA
Original Balance:	$18,100,000		Year Built / Renovated:	1937 / 1979, 1986, 1992, 1995, 2000
Cut-off Date Balance:	$18,052,173		Total Rooms:	72
% by Initial UPB:	1.4%		Property Management:	SMS Resorts, Inc.
Interest Rate:	4.2490%		Underwritten NOI:	$2,503,207
Payment Date:	6th of each month		Underwritten NCF:	$2,185,343
First Payment Date:	June 6, 2013		“As-is” Appraised Value:	$28,300,000
Maturity Date:	May 6, 2023		“As-is” Appraisal Date:	February 1, 2013
Amortization:	360 months		“As Stabilized” Appraised Value(6):	$32,100,000
Additional Debt:	None		“As Stabilized” Appraisal Date(6):	February 1, 2016
Call Protection(1):	L(26), D(90), O(4)
Lockbox / Cash Management(2):	Hard / Springing		Historical NOI
			Most Recent NOI:	$2,410,876 (T-12 March 31, 2013)
Reserves			2012 NOI:	$2,404,595 (December 31, 2012)
	Initial	Monthly	2011 NOI:	$2,552,655 (December 31, 2011)
Taxes:	$12,000	$12,000
Insurance(3):	$0	Springing	Historical Occupancy
FF&E(4):	$0	1/12 of 6% of prior year's	Current Occupancy:	75.1% (March 31, 2013)
		gross income	2012 Occupancy:	74.1% (December 31, 2012)
Seasonality(5):	$101,031	Springing	2011 Occupancy:	73.1% (December 31, 2011)

(1)   The borrower may obtain a release of the outparcel, provided, among other things per the loan documents, (i) the LTV does not exceed 125% immediately after the release and (ii) the loan is paid down by either the net proceeds of an arm's length sale, the fair market value of the outparcel at release or an amount that keeps the LTV equal to the LTV prior to the release.
(2)   Cash management will be triggered upon, among other things, (i) an event of default, (ii) guarantor, sponsor or property manager bankruptcy, or (iii) DSCR less than 1.30x, as determined by lender.
(3)   The borrower will be required to deposit 1/12 of the annual insurance premiums upon (i) an event of default or (ii) if an acceptable blanket insurance policy is no longer in place.
(4)   FF&E monthly reserve will be 1/12 of 6% of prior year's gross income before June 2016 and 1/12 of 4% of prior year's gross income thereafter.
(5)   Borrower shall deposit into the seasonality reserve, on a monthly basis, an amount equal to the amount by which the net cash flow for the immediately preceding month exceeds the monthly debt service payment amount and the required monthly deposits into the reserve funds due on a monthly payment date, with such balance not to exceed $101,031. In the event no reserve funds are released prior to June 6, 2015, upon borrower request lender shall release such funds and no further deposits into the reserve shall be required.
(6)   The “As Stabilized” LTV is 56.2% based on achieving stabilized occupancy of 73.0%, ADR of $230.75 and RevPAR of $168.45.

Financial Information
Cut-off Date Balance / Room:		$250,725
Balloon Balance / Room:		$201,481
Cut-off Date LTV:		63.8%
Balloon LTV:		51.3%
Underwritten NOI DSCR:		2.34x
Underwritten NCF DSCR:		2.05x
Underwritten NOI Debt Yield:		13.9%
Underwritten NCF Debt Yield:		12.1%
Underwritten NOI Debt Yield at Balloon:		17.3%
Underwritten NCF Debt Yield at Balloon:		15.1%

TRANSACTION HIGHLIGHTS

▪
Location.  The property is located between the San Francisco Bay Area and Los Angeles; therefore, it benefits from the leisure and group demand from both areas, as well as from the Central Valley.  Additionally, the property is located five miles northeast of Pismo Beach which is known as a recreation and tourism-oriented town.

▪
Performance.  The year-end 2012 report from a hotel performance data provider indicated that the property is outperforming the competitive set in ADR and RevPar.  The selected competitive set achieved an ADR of $169.94 versus the property’s ADR of $210.29.  The selected competitive set had a RevPar of $125.94 versus the property’s RevPar of $157.03.

▪
Cost Basis.  The borrower acquired the property in 2003 for $22.7 million with a total reported cost basis of approximately $25.5 million ($354,675 per room).  After closing, the borrower has approximately $7.4 million of hard equity remaining.

▪
Market.  The property is located in the Central Coast resort area which is popular with local residents residing within a two to three hour radius.  Market occupancy showed a level of consistency over the historical period, ranging from 65% to 68% and recently has increased to the 70% range.  Average rates have experienced annual growth except for 2008 and 2009, due to the economic recession.  Average rates started to increase again in 2010 and continued to grow through 2012.

The depositor has filed a registration statement (including the prospectus) with the SEC (SEC File No. 333-184376) for the offering to which this communication relates.  Before you invest, you should read the prospectus in the registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing trust and this offering.  You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov.  Alternatively, the depositor or Deutsche Bank Securities Inc., any other underwriter, or any dealer participating in this offering will arrange to send you the prospectus if you request it by calling toll-free 1-800-503-4611 or by email to the following address: prospectus.cpdg@db.com.  The offered certificates referred to in these materials, and the asset pool backing them, are subject to modification or revision (including the possibility that one or more classes of certificates may be split, combined or eliminated at any time prior to issuance or availability of a final prospectus) and are offered on a “when, as and if issued” basis.  You understand that, when you are considering the purchase of these certificates, a contract of sale will come into being no sooner than the date on which the relevant class has been priced and we have verified the allocation of certificates to be made to you; any “indications of interest” expressed by you, and any “soft circles” generated by us, will not create binding contractual obligations for you or us.

STATEMENT REGARDING ASSUMPTIONS AS TO
SECURITIES, PRICING ESTIMATES AND OTHER INFORMATION

This material is for your information, and none of Deutsche Bank Securities Inc., UBS Securities LLC, Cantor Fitzgerald & Co. Inc., KeyBanc Capital Markets Inc., CastleOak Securities, L.P. and Drexel Hamilton, LLC (the “Underwriters”) are soliciting any action based upon it.  This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal.

Neither this document nor anything contained herein shall form the basis for any contract or commitment whatsoever. The information contained herein is preliminary as of the date hereof. These materials are subject to change, completion or amendment from time to time.  The information contained herein will be superseded by similar information delivered to you as part of the offering document relating to the Commercial Mortgage Pass-Through Certificates, Series COMM 2013-CCRE9 (the “Offering Document”).  The Information supersedes any such information previously delivered.  The Information should be reviewed only in conjunction with the entire Offering Document. All of the information contained herein is subject to the same limitations and qualifications contained in the Offering Document.  The information contained herein does not contain all relevant information relating to the underlying mortgage loans or mortgaged properties. Such information is described elsewhere in the Offering Document.  The information contained herein will be more fully described elsewhere in the Offering Document.  The information contained herein should not be viewed as projections, forecasts, predictions or opinions with respect to value.  Prior to making any investment decision, prospective investors are strongly urged to read the Offering Document its entirety.   Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this free writing prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The attached information contains certain tables and other statistical analyses (the “Computational Materials”) which have been prepared in reliance upon information furnished by the Mortgage Loan Sellers.  Numerous assumptions were used in preparing the Computational Materials, which may or may not be reflected herein.  As such, no assurance can be given as to the Computational Materials’ accuracy, appropriateness or completeness in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. You should consult your own counsel, accountant and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.  Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment and/or loss assumptions, and changes in such prepayment and/or loss assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments or losses on the underlying assets will occur at rates higher or lower than the rates shown in the attached Computational Materials.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the final underlying assets and the preliminary underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. None of Underwriters or any of their respective affiliates makes any representation or warranty as to the actual rate or timing of payments or losses on any of the underlying assets or the payments or yield on the securities.

This document contains forward-looking statements. Those statements are subject to certain risks and uncertainties that could cause the success of collections and the actual cash flow generated to differ materially from the information set forth herein. While such information reflects projections prepared in good faith based upon methods and data that are believed to be reasonable and accurate as of the dates thereof, the issuer undertakes no obligation to revise these forward-looking statements to reflect subsequent events or circumstances. Individuals should not place undue reliance on forward-looking statements and are advised to make their own independent analysis and determination with respect to the forecasted periods, which reflect the issuer’s view only as of the date hereof.

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